UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-214

SENTINEL GROUP FUNDS, INC.

National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.

National Life Drive, Montpelier, Vermont 05604

Registrant’s telephone number, including area code: (802) 229-3900

Date of fiscal year end: November 30, 2006

Date of reporting period: November 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS

[LOGO Sentinel Funds]
Independent thinking
since 1934

Annual Report

November 30, 2006

Sentinel Balanced Fund
Sentinel Capital Growth Fund
Sentinel Capital Opportunity Fund
Sentinel Common Stock Fund
Sentinel Conservative Allocation Fund
Sentinel Government Securities Fund
Sentinel Growth Leaders Fund
Sentinel High Yield Bond Fund
Sentinel International Equity Fund
Sentinel Mid Cap Growth Fund
Sentinel Short Maturity Government Fund
Sentinel Small Company Fund
Sentinel U.S. Treasury Money Market Fund

[LOGO Sentinel Group Funds, Inc. (SGF)]
National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND (3863)

Table of Contents

  2   Message to Shareholders
  4   Sentinel Investment Team
  5   Understanding your Sentinel Funds Financial Statements
  6   Fund Performance
  7   Actual and Hypothetical Expenses for Comparison Purposes
 10   Sentinel Balanced Fund
 16   Sentinel Capital Growth Fund
 20   Sentinel Capital Opportunity Fund
 24   Sentinel Common Stock Fund
 28   Sentinel Conservative Allocation Fund
 33   Sentinel Government Securities Fund
 37   Sentinel Growth Leaders Fund
 40   Sentinel High Yield Bond Fund
 45   Sentinel International Equity Fund
 49   Sentinel Mid Cap Growth Fund
 53   Sentinel Short Maturity Government Fund
 59   Sentinel Small Company Fund
 63   Sentinel U.S. Treasury Money Market Fund
 66   Statement of Assets and Liabilities
 70   Statement of Operations
 72   Statement of Changes in Net Assets
 76   Financial Highlights
 84   Notes to Financial Statements
 95   Report of Independent Registered Public Accounting Firm
 96   Information and Services for Shareholders
 99   Board Approval of Investment Advisory Agreements
101   Directors and Officers

                                                                               1

Message to Shareholders

                                    [PHOTO]

At Sentinel, we look at companies with very specific attributes: strong cash flow, experienced management, quality products and dependable customers. This approach worked well in 2006 where we kept a high exposure to the energy, materials and industrials sectors.

Christian Thwaites President and Chief Executive Officer

     The Chinese describe the Year of the Dog as eccentric. 2006 lived up to its reputation. The year opened with a bang, with all the leading indexes sharply up, followed quickly by a whimper in early spring and ending with a sharp rally in the summer that extended to the year-end.

     In the opening months, we saw strong oil prices, declining housing starts, increased interest rates and deteriorating economic indicators. The three-year bull market seemed played out. However, this was but a prelude to the real drama of the second half of the year. From January to November, the Standard & Poor's
500 Composite Stock price Index rose over 14%, the Russell 2000 Index - which measures smaller capitalization stocks -was up over 16% and the MSCI EAFE Index of international stocks, over 20%. Some of the reasons for these gains remind us of the "the dog that did not bark" explanation from Conan Doyle. Oil did not soar to $100 a barrel, the economy did not slow precipitously despite a precarious housing market, interest rates did not rise despite repeated solecisms from the Fed Chairman and American consumers did not relent from buying at rates higher than a year ago. As investors took comfort in these non-events and corporate profits continued to expand at over 15%, confidence grew.

     The debt market was particularly resilient in 2006. In the U.S., short-term government borrowing cost around 5.36% at the end of November, whereas 30-year debt cost a mere 4.50%. We have had inverted yield curves, often heralding recession. This time, something else was afoot. Top-notch corporate borrowers needed only pay from 40 basis points to 70 basis points more than the U.S.
government, while high-risk companies and countries (think Gazprom and Peru)
paid only an additional 60 to 70 basis points. This was due to pension funds willing to pay up for liability-matching assets, and to credit derivatives, which allow investors to parcel up bonds into numerous components. The result:
excess liquidity, capital availability and low defaults. This, in turn, has built up investor confidence, higher corporate profits and equity prices.

     Overall, it has been a good year for stocks and especially for the stocks we like to buy. For the sixth successive year, "value" stocks have outperformed
"growth" stocks; the Russell 1000 Value Index and the Russell 1000 Growth Index
rose by 20.3% and 8.36%, respectively, in the 12 months ending November 30,
2006. The growth/value distinction has dubious practical value. It is a backward definition: yesterday's growth stocks can rapidly become today's value stocks based on a narrow range of historic financial data. At Sentinel, we look at companies with very specific attributes: strong cash flow, experienced management, quality products and dependable customers. This approach worked well in 2006, when we kept a high exposure to the energy, materials and industrials sectors. We liked companies that sell in overseas markets, produce late-cycle products and enjoy recurring revenue. When we ventured into healthcare and information technology, it was always with more cash-generative and dependable companies. This common sense, low-flying strategy worked.

     At Sentinel, we take a prosaic approach to investing. When markets run indiscriminately, as in early 2006, we are content to review our holdings.
However, when markets buckle and quality rises to the fore, we are often at our most confident. We show this in statistics such as upside/downside capture, beta, alpha, Sharpe ratios and the standard deviation of our funds. In practical terms, we mitigate the inherent risk of investing by preserving capital where we can, keeping turnover and expenses low and consistently applying a grounded investment process. To paraphrase the proverb, at Sentinel the journey is more interesting than the destination.

     In an industry where manager turnover and corporate reshuffling have been endemic, we have quietly built out our resources. We completed the acquisition of Bramwell Capital in 2006. Today, Elizabeth Bramwell and her team manage the
Sentinel Capital Growth and Growth Leaders Funds to the same tenets and disciplines she has nurtured over 35 years. We also welcomed Kate Schapiro to manage the Sentinel International Equity Fund. This fund adheres to the same process we built at Sentinel and we look forward to continued success in this important asset class. Our government securities funds continue to thrive in
David Brownlee's experienced hands. In this highly competitive and efficient sector, David and his team have produced another year of strong returns.

     We continue to believe that intellectual capital is the preeminent competitive advantage in investment management. We welcomed new members to our
Common Stock and Small Company Funds, under the leadership of Dan Manion and
Charles Schwartz, and new leadership to our Mid Cap Growth Fund, with Paul
Kandel. We continue to build our company for future generations of customers, shareholders and employees.

     Looking ahead to 2007, we see three trouble spots. First, some emerging markets look dangerously overvalued and could cast a wide net in the event of a break. Recent but not isolated

examples are Thailand and Venezuela in recent weeks. Second, Private Equity investors have amassed sizeable and leveraged funds to stalk bid candidates.
These funds can lend price support in the short term as they offer record prices for buyout candidates. However, they can also destabilize markets as high indebtedness, lack of access to secondary sources of capital and the timing of the "liquidity event" can lead to great uncertainty. Third, housing markets in nearly every major economy look overstretched, with little relief in sight.
However, there are many attractions looking into 2007. Exchange rates are managing through a process of readjustment without the currency runs that were a pattern of much of the 1990s; interest rates are mostly low in real terms and, above all, corporate profits continue to show strong double-digit growth in a period of stable inflation. Whilst the market may have priced much of this in the recent rally, it is a strong platform with which to enter the New Year. We believe that Sentinel shareholders should benefit from our continued adherence to an investment discipline that sees beyond the now and focuses on long-term results.

     Thank you for your continued investment in Sentinel Funds.

/s/ Christian W. Thwaites
-----------------------------------
Christian W. Thwaites
President & Chief Executive Officer

                                                                               3

The Sentinel Investment Team

                                    [PHOTO]

                                    [PHOTO]

Joseph A. Feeney
Vice President & Head Equity Trader

                                    [PHOTO]

Sanil V. Daptardar
Vice President & Equity Analyst

                                    [PHOTO]

William Symon
Vice President & Equity Analyst

                                    [PHOTO]

Lawrence Lee, CFA
Assistant Vice President & Equity Analyst

                                    [PHOTO]

Maryann Breer
Money Market Trader

Standing, left to right:

Christian W. Thwaites, President & Chief Executive Officer

Darlene A. Coppola, Manager - Sentinel U.S. Treasury Money Market Fund

Bruce R. Bottamini, CFA, Vice President - Fixed Income Research

Jamie Chui, Assistant Vice President & International Equity Analyst

Daniel E. Gass, Jr., CFA, Senior Vice President & Manager - Sentinel High Yield
Bond Fund; Co-Manager - Sentinel Conservative Allocation Fund

Matthew Spitznagle, CFA, Assistant Vice President & Equity Analyst

Matthew McGeary, CFA, Assistant Vice President & Equity Analyst

Hilary T. Roper, CFA, Vice President & Equity Analyst

Helena Ocampo, Assistant Vice President & Equity Analyst

Joe DeVera, Vice President & Director - Investment Strategy

Justin Sumner, CFA, Assistant Vice President & Equity Analyst

Paul Kandel, Senior Vice President & Manager - Sentinel Mid Cap Growth Fund

David M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government
Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel
Balanced Fund, Sentinel Conservative Allocation Fund

Elizabeth R. Bramwell, CFA, Senior Vice President & Manager - Sentinel Capital
Growth Fund, Sentinel Growth Leaders Fund, Sentinel Capital Opportunity Fund

Daniel J. Manion, CFA, Senior Vice President & Manager - Sentinel Common Stock
Fund; Co-Manager - Sentinel Balanced Fund, Sentinel Conservative Allocation Fund

Thomas H. Brownell, CFA, Senior Vice President

Christopher Kresco, Assistant Vice President & High Yield Analyst

Andrew F. Ebersole, CFA, Vice President & Senior High Yield Analyst

Seated, left to right:

Karissa A. McDonough, CFA, Assistant Vice President - Fixed Income Analyst

Kenneth J. Hart, Vice President & Corporate Bond Trader

Betsy G. Pecor, CFA, Vice President & Co-Manager - Sentinel Small Company Fund

Charles C. Schwartz, CFA, Senior Vice President & Co-Manager - Sentinel Small
Company Fund

Katherine Schapiro, CFA, Senior Vice President & Manager - Sentinel
International Equity Fund; Co-Manager - Sentinel Conservative Allocation Fund

Vincent F. Damasco, CFA, Assistant Vice President & Equity Analyst

John D. Kords, Assistant Equity Trader

Understanding your Sentinel Funds Financial Statements

(1) Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

     .    a list of each investment

     .    the number of shares/par amount of each stock, bond or short-term note

     .    the market value of each investment

     .    the percentage of investments in each industry

     .    the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

     Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses);
and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.
Fund Operations include:

     .    income earned from investments

     .    management fees and other expenses

     .    gains or losses from selling investments (known as realized gains or losses)

     .    gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

     .    operations - a summary of the Statement of Operations for the most recent period

     .    distributions - income and gains distributed to shareholders

     .    capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

     .    share price at the beginning of the period

     .    investment income and capital gains or losses

     .    income and capital gains distributions paid to shareholders

     .    share price at the end of the period

It also includes some key statistics for the period:

     .    total return - the overall percentage return of the fund, assuming reinvestment of all distributions

     .    expense ratio - operating expenses as a percentage of average net assets

     .    net income ratio - net investment income as a percentage of average net assets

     .    portfolio turnover - the percentage of the portfolio that was replaced during the period.

                                                                               5

Fund Performance

Performance data for each Sentinel Fund share class is provided in this table.

Financial data is contained in the following pages.

                                                                                           Total        Total        Total
                                                                                           Return       Return       Return
                                                                                           for the      for the      for the
                                                   11/30/06                                Period       Period       Period
                                                  New Asset                  Capital     12/01/2005   06/01/2006   07/01/2006
Sentinel                       Fund      Nasdaq   Value Per     Income        Gain         through      through      through
Fund                           Class     Symbol     Share     Dividends   Distributions   11/30/06*    11/30/06*    11/30/06*
--------------------------   --------    ------   ---------   ---------   -------------  ----------   ----------   ----------
Balanced                     A Shares    SEBLX      $18.01     $  0.38       $0.36         11.64%           --          --
                             B Shares    SEBBX       18.08        0.23        0.36         10.72%           --          --
                             C Shares    SBACX       18.01        0.22        0.36         10.56%           --          --
                             D Shares    SBLDX       18.00        0.32        0.36         11.41%           --          --
Capital Growth               A Shares    BRGRX       19.82          -- ^        -- ^          --            --         5.43% ^
                             C Shares    SECGX       19.62          -- ^        -- ^          --            --         4.81% ^
Capital Opportunity          A Shares    SIDAX       16.33          --          --          7.01%           --          --
                             B Shares    SBGRX       15.71          --          --          5.58%           --          --
                             C Shares    SGICX       14.94          --          --          5.51%           --          --
Common Stock                 A Shares    SENCX       34.01        0.30        1.40         15.18%           --          --
                             B Shares    SNCBX       33.35        0.02        1.40         14.08%           --          --
                             C Shares    SCSCX       33.20        0.02        1.40         14.00%           --          --
Conservative Allocation**    A Shares    SECMX       11.77        0.46        0.21          9.31%           --          --
                             B Shares    SMKBX       11.73        0.37        0.21          8.37%           --          --
                             C Shares    SMKCX       11.74        0.34        0.21          8.23%           --          --
Government Securities        A Shares    SEGSX       10.24        0.48          --          5.41%           --          --
                             C Shares*** SCGGX       10.24        0.18          --            --          4.62%         --
Growth Leaders               A Shares    BRFOX       11.16          -- ^        -- ^                                  5.38% ^
                             C Shares    SGLFX       11.08          -- ^        -- ^          --            --        4.82% ^
High Yield Bond              A Shares    SEHYX        8.04        0.51          --          8.50%           --          --
                             B Shares    SYLBX        8.03        0.43          --          7.67%           --          --
                             C Shares    SHBCX        8.13        0.43          --          7.49%           --          --
International Equity         A Shares    SWRLX       22.00        0.24        1.00         26.04%           --          --
                             B Shares    SEWBX       21.43        0.03        1.00         24.62%           --          --
                             C Shares    SWFCX       21.53          --        1.00         24.55%           --          --
Mid Cap Growth               A Shares    SNTNX       16.95          --          --          7.21%           --          --
                             B Shares    SMGBX       15.37          --          --          6.22%           --          --
                             C Shares    SMGCX       15.57          --          --          6.06%           --          --
Short Maturity Government    A Shares    SSIGX        9.01        0.42          --          4.11%           --          --
                             C Shares*** SCCSX        9.00        0.15          --            --          2.53%         --
                             S Shares    SSSGX        9.01        0.38          --          3.64%           --          --
Small Company                A Shares    SAGWX        8.51          --        0.71         16.05%           --          --
                             B Shares    SESBX        7.28          --        0.71         14.97%           --          --
                             C Shares    SSCOX        8.05          --        0.71         15.11%           --          --
U.S. Treasury Money Market   A Shares    SNTXX        1.00      0.0381          --          3.88%           --          --
                             B Shares    SUBXX        1.00      0.0340          --          3.46%           --          --

Standard & Poor's 500 Composite Stock Price
Index ~                                                 --          --          --         14.22%           --       11.17%
Lehman Aggregate Bond Index ~~                          --          --          --          5.94%         5.93%         --

*    Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges.
     Past performance is no guarantee of future results.

**   Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

***  Commenced operations June 1, 2006.

^    The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report. Income Dividends and Capital Gain Distributions for
     these Funds are for the period from 07/01/06 through 11/30/06.

~    An unmanaged index of stocks reflecting average prices in the stock market.

~~   An unmanaged index of bonds reflecting average prices in the bond market.

Actual and Hypothetical Expenses for Comparison Purposes

Example
As a shareholder of one or more of the Sentinel Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses.
The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/06 through 11/30/06.

Actual Expenses
The first line of each share class in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 06/01/06 through 11/30/06" to estimate the expenses you paid on your account during this period.

..    Certain Account Fees and Minimum Account Size

     Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period and the actual expenses for the period will be higher.
     Due to the expense of maintaining accounts with small balances, we reserve the right to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

..    Miscellaneous Recurring Fees

Retirement Custodial Accounts
   Annual Custodial Fee per Social Security Number                        $15.00
   Closeout Fee per Account                                               $15.00
   Transfer of Assets per Transaction                                     $25.00
Service Fees
   Express Mail Deliveries                                                $15.00
   Federal Funds Wire                                                     $20.00
   Bounced check-writing checks                                           $25.00
   Bounced check received for deposit                                     $25.00

..    Recurring Fees for Services for Employee Benefit Plans

     The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding
Sentinel Destinations.

Hypothetical Example for Comparison Purposes
The second line of each share class in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               7

Expenses
Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.
More detailed expense data is contained in the following pages.
(Unaudited)

                                                                                                             Expenses
                                                                       Beginning    Ending                  Paid from
                                             Total          Total       Account     Account    Annualized   06/01/2006
                                            Return         Return        Value       Value      Expense      through
Sentinel Fund               Fund Class   Description     Percentage    06/01/06     11/30/06     Ratio      11/30/06*
-------------------------   ----------   -------------   ----------   ----------   ---------   ----------   ----------
Balanced                     A Shares    Actual              8.36%    $1,000.00    $1,083.59      1.10         $5.74
                                         Hypothetical+       1.95      1,000.00     1,019.51      1.10          5.56
                             B Shares    Actual              7.93      1,000.00     1,079.27      1.98         10.32
                                         Hypothetical+       1.51      1,000.00     1,015.10      1.98         10.01
                             C Shares    Actual              7.80      1,000.00     1,078.00      2.02         10.51
                                         Hypothetical+       1.49      1,000.00     1,014.91      2.02         10.19
                             D Shares    Actual              8.25      1,000.00     1,082.48      1.30          6.80
                                         Hypothetical+       1.85      1,000.00     1,018.49      1.30          6.59
Capital Growth               A Shares    Actual              6.16      1,000.00     1,061.60      1.26          6.49
                                         Hypothetical+       1.87      1,000.00     1,018.72      1.26          6.36
                             C Shares    Actual              5.31      1,000.00     1,053.14      2.81         14.47
                                         Hypothetical+       1.09      1,000.00     1,010.94      2.81         14.17
Capital Opportunity          A Shares    Actual              8.50      1,000.00     1,085.05      1.35          7.05
                                         Hypothetical+       1.83      1,000.00     1,018.25      1.35          6.83
                             B Shares    Actual              7.68      1,000.00     1,076.76      2.88         14.99
                                         Hypothetical+       1.06      1,000.00     1,010.60      2.88         14.51
                             C Shares    Actual              7.64      1,000.00     1,076.37      2.85         14.84
                                         Hypothetical+       1.07      1,000.00     1,010.75      2.85         14.37
Common Stock                 A Shares    Actual             10.26      1,000.00     1,102.58      1.10          5.80
                                         Hypothetical+       1.95      1,000.00     1,019.50      1.10          5.57
                             B Shares    Actual              9.75      1,000.00     1,097.45      2.05         10.78
                                         Hypothetical+       1.47      1,000.00     1,014.75      2.05         10.36
                             C Shares    Actual              9.72      1,000.00     1,097.24      2.09         10.99
                                         Hypothetical+       1.45      1,000.00     1,014.55      2.09         10.56
Conservative Allocation**    A Shares    Actual              6.35      1,000.00     1,063.46      1.23          6.35
                                         Hypothetical+       1.89      1,000.00     1,018.86      1.23          6.21
                             B Shares    Actual              5.84      1,000.00     1,058.44      2.09         10.78
                                         Hypothetical+       1.46      1,000.00     1,014.55      2.09         10.55
                             C Shares    Actual              5.80      1,000.00     1,058.05      2.20         11.35
                                         Hypothetical+       1.40      1,000.00     1,014.00      2.20         11.11
Government Securities        A Shares    Actual              5.30      1,000.00     1,052.98      0.98          5.04
                                         Hypothetical+       2.01      1,000.00     1,020.10      0.98          4.96
                             C Shares    Actual              4.62      1,000.00     1,046.24      2.64         13.54
                                         Hypothetical+       1.18      1,000.00     1,011.81      2.64         13.31
Growth Leaders               A Shares    Actual              5.48      1,000.00     1,054.82      1.45          7.45
                                         Hypothetical+       1.78      1,000.00     1,017.77      1.45          7.31
                             C Shares    Actual              4.92      1,000.00     1,049.24      2.43         12.49
                                         Hypothetical+       1.28      1,000.00     1,012.84      2.43         12.27

*    Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).

**   Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

+    Hypothetical assumes a 5.00% annual return less expenses for the period.

Expenses (Continued)
Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table.
More detailed expense data is contained in the following pages.
(Unaudited)

                                                                  Beginning     Ending                   Expenses Paid
                                         Total         Total       Account      Account    Annualized   from 06/01/2006
                                        Return        Return        Value        Value       Expense        through
Sentinel Fund          Fund Class    Description    Percentage   06/01/2006   11/30/2006      Ratio        11/30/06*
--------------------   ----------   -------------   ----------   ----------   ----------   ----------   ---------------
High Yield Bond         A Shares    Actual             5.55       1,000.00     1,055.50        1.32           6.82
                                    Hypothetical+      1.84       1,000.00     1,018.38        1.32           6.70
                        B Shares    Actual             5.21       1,000.00     1,052.13        2.16          11.10
                                    Hypothetical+      1.42       1,000.00     1,014.21        2.16          10.90
                        C Shares    Actual             5.11       1,000.00     1,051.07        2.16          11.11
                                    Hypothetical+      1.42       1,000.00     1,014.20        2.16          10.91
International Equity    A Shares    Actual             9.40       1,000.00     1,093.98        1.31           6.90
                                    Hypothetical+      1.84       1,000.00     1,018.43        1.31           6.65
                        B Shares    Actual             8.78       1,000.00     1,087.82        2.34          12.27
                                    Hypothetical+      1.33       1,000.00     1,013.28        2.34          11.83
                        C Shares    Actual             8.79       1,000.00     1,087.92        2.36          12.35
                                    Hypothetical+      1.32       1,000.00     1,013.20        2.36          11.91
Mid Cap Growth          A Shares    Actual             4.89       1,000.00     1,048.89        1.34           6.90
                                    Hypothetical+      1.83       1,000.00     1,018.28        1.34           6.80
                        B Shares    Actual             4.34       1,000.00     1,043.45        2.39          12.24
                                    Hypothetical+      1.30       1,000.00     1,013.05        2.39          12.06
                        C Shares    Actual             4.36       1,000.00     1,043.57        2.40          12.27
                                    Hypothetical+      1.30       1,000.00     1,013.02        2.40          12.09
Short Maturity          A Shares    Actual             3.32       1,000.00     1,033.21        1.02           5.18
Government                          Hypothetical+      1.99       1,000.00     1,019.92        1.02           5.15
                        C Shares    Actual             2.53       1,000.00     1,025.31        2.57          13.05
                                    Hypothetical+      1.22       1,000.00     1,012.15        2.57          12.96
                        S Shares    Actual             3.08       1,000.00     1,030.80        1.46           7.42
                                    Hypothetical+      1.77       1,000.00     1,017.71        1.46           7.38
Small Company           A Shares    Actual             8.41       1,000.00     1,084.08        1.13           5.88
                                    Hypothetical+      1.94       1,000.00     1,019.37        1.13           5.70
                        B Shares    Actual             7.85       1,000.00     1,078.52        2.01          10.46
                                    Hypothetical+      1.50       1,000.00     1,014.96        2.01          10.14
                        C Shares    Actual             7.91       1,000.00     1,079.09        1.94          10.12
                                    Hypothetical+      1.53       1,000.00     1,015.29        1.94           9.81
U.S. Treasury           A Shares    Actual             2.07       1,000.00     1,020.67        0.89           4.53
Money Market                        Hypothetical+      2.05       1,000.00     1,020.53        0.89           4.53
                        B Shares    Actual             1.83       1,000.00     1,018.35        1.36           6.88
                                    Hypothetical+      1.82       1,000.00     1,018.20        1.36           6.88

*    Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183)/365 (or 366).

+    Hypothetical assumes a 5.00% annual return less expenses for the period.

                                                                               9

Sentinel Balanced Fund seeks a combination of growth of capital and current income with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

Sentinel Balanced Fund

                                     [PHOTO]

                              Daniel J. Manion, CFA

                                     [PHOTO]

                             David M. Brownlee, CFA

"We believe a high quality equity portfolio and a sizeable commitment to fixed-income securities should generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund."

     The Sentinel Balanced Fund produced a total return of 11.64% for the fiscal year ending November 30, 2006. The Fund's return lagged the 14.22% return for the Standard & Poor's 500 Composite Stock Price Index over this time period, but exceeded the 5.94% return for the Lehman Aggregate Bond Index by a substantial margin. This performance compares favorably to the 11.26% total return for the
Morningstar Moderate Allocation Category, with the Fund ranking in the 38th percentile within its peer group of 1,033 funds.

     After successfully protecting shareholders' capital in the difficult stock market environment of 2000-2003, the Fund has produced strong gains during the subsequent broad-based stock market rebound. Relative to peer funds over the past 3- and 5-year time frames, the Fund ranks in the 36th and 29th percentiles, respectively, versus the Morningstar Moderate Allocation Fund category of 805 and 618 funds, respectively, and the Fund's 10-year ranking is placed solidly in the 48th percentile among 326 funds.

     The Fund began the fiscal year with a mix of 64% stocks, 34% bonds, and 2%
cash and cash equivalents in the portfolio. The Fund's asset allocation as of
November 30, 2006 was 66% stocks, 33% bonds, and 1% cash and cash equivalents.
This modest shift reflects the outper-formance of equities versus fixed-income securities, rather than an asset allocation decision. The Fund's equity holdings represent a well-diversified portfolio of high quality, cash generating companies. We have been sellers on strength of Energy throughout the fiscal year, although we remained overweight in the sector versus the S&P index, and invested the proceeds in stocks and sectors with higher secular growth rates, including Health Care, as we expected earnings growth to once again warrant a premium valuation. We also continued to be positive on the outlook for the
Industrial sector and own numerous stocks poised to benefit from global industrial infrastructure expansion.

     During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board suspended its string of 17 consecutive interest rate increases in August and adopted a wait-and-see approach, but still cited inflation as a bigger risk to the U.S. economy than slower economic growth. Interest rates remained volatile during the period, but finished virtually unchanged. The U.S. Treasury yield curve inverted over the fiscal year, with short-maturity securities trading at higher yields than long-maturity bonds. Many investors believe that an inverted yield curve is a precursor to an economic recession. As such, many bond investors favored longer duration bonds, at lower yields, than their short-duration counterparts, which provided higher yields. Given this inversion, longer-maturity bonds generally outperformed those of shorter duration during the period.

     We expect to continue to focus on the stocks of larger-capitalization, high quality companies, and we see a compelling risk/reward proposition in large-cap multinational companies with solid growth prospects, discretionary cash flows, financial strength and reasonable valuations. We believe a high quality equity portfolio and a sizeable commitment to fixed-income securities should generate an attractive income stream and reduce overall portfolio risk for the Sentinel Balanced Fund.

     We greatly appreciate your continuing support.

/s/ Daniel J. Manion
-------------------------------------
Daniel J. Manion, CFA

/s/ David M. Brownlee
-------------------------------------
David M. Brownlee, CFA

Sentinel Balanced Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Balanced Fund Performance - Class A
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

              Sentinel
            Balanced Fund
           Class A Shares    Morningstar
              with/load     Moderate Alloc.   S&P 500   Lehman Aggregate
           --------------   ---------------   -------   ----------------
11/30/96         9500            10000          10000         10000
11/30/97        10966            11694          12853         10755
11/30/98        12303            11406          15895         11772
11/30/99        12619            14340          19218         11767
11/30/00        13227            14793          18407         12833
11/30/01        13208            14489          16159         14266
11/30/02        12195            13158          13492         15313
11/30/03        13994            14919          15526         16107
11/30/04        15411            16397          17520         16822
11/30/05        16545            17504          18998         17225
11/30/06        18471            19474          21699         18249

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Average Annual Total Return - Class A Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       11.64%      6.04%
5 Years       6.94%      5.85%
10 Years      6.88%      6.33%

++++ Sales charge applicable to year of initial investment.

Sentinel Balanced Fund Performance - Class B
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

           Balanced. Fund    Morningstar
           Class B shares   Moderate Alloc.   S&P 500   Lehman Aggregate
           --------------   ---------------   -------   ----------------
11/30/96       10000              10000        10000         10000
11/30/97       11457              11694        12853         10755
11/30/98       12756              11406        15895         11772
11/30/99       12984              14340        19218         11767
11/30/00       13503              14793        18407         12833
11/30/01       13386              14489        16159         14266
11/30/02       12268              13158        13492         15313
11/30/03       14078              14919        15526         16107
11/30/04       15503              16397        17520         16822
11/30/05       16645              17504        18998         17225
11/30/06       18582              19474        21699         18249

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class B Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       10.72%      6.72%
5 Years       6.05%      5.73%
10 Years      6.39%      6.39%

++++ Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

Sentinel Balanced Fund Performance - Class C
May 4, 1998 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

              Balanced       Morningstar
           Class C shares   Moderate Alloc.   S&P 500   Lehman Aggregate
           --------------   ---------------   -------   ----------------
4/5/1998        10000            10000         10000         10000
11/30/98        10094            10089         10466         10615
11/30/99        10233            11123         12653         10610
11/30/00        10595            11606         12119         11572
11/30/01        10483            11312         10644         12864
11/30/02         9595            10288          8883         13808
11/30/03        10896            11647         10226         14523
11/30/04        11886            12770         11535         15168
11/30/05        12641            13664         12510         15532
11/30/06        13976            15202         14289         16455

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class C Shares
Through 11/30/06

                                  Full
                   Net Asset    Offering
Period               Value     Price++++
----------         ---------   ---------
1 Year               10.56%      9.56%
5 Years               5.92%      5.92%
Since Inception*      3.98%      3.98%

++++ 1% contingent deferred sales charge applies in the first year.

*    5/4/98

+    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++   The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
     Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall.
Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                                              11

Sentinel Balanced Fund Performance - Class D
January 4, 1999 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

              Sentinel
           Balanced  Fund    Morningstar
           Class D shares   Moderate Alloc.   S&P 500   Lehman Aggregate
           --------------   ---------------   -------   ----------------
4/1/1999         10000           10000         10000         10000
11/30/99           9976           10651         11441          9966
11/30/00          10336           11086         10958         10869
11/30/01          10179           10805          9622         12083
11/30/02           9282            9827          8032         12969
11/30/03          10514           11124          9245         13641
11/30/04          11533           12198         10430         14247
11/30/05          12338           13052         11312         14589
11/30/06          13746           14522         12920         15456

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does notinclude a CDSC, fees or expenses; performance shown for the Average Annual
Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class D Shares
Through 11/30/06

                            Full
             Net Asset    Offering
Period         Value     Price++++
----------   ---------   ---------
1 Year         11.41%       5.41%
5 Years         6.19%       5.56%
Since
Inception*      4.11%       4.11%

++++ Contingent deferred sales charges begin at 6% in first year and decline to
     0% over a seven-year period. D shares convert to A shares at end of a
     10-year period.

*    1/4/99

+    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++   The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
     Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall.
Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Balanced Fund

Portfolio Weightings

As a percentage of net assets as of 11/30/06

Average Effective Duration (for all Fixed Income Holdings) 2.8 years**

Asset Category                                          Percentage of Net Assets
--------------                                          ------------------------
Common Stocks                                                              66.0%
U.S. Government Obligations                                                34.9%
Cash and Other                                                             -0.9%

Top 10 Equity Holdings* as of 11/30/06

Description                                             Percentage of Net Assets
-----------                                             ------------------------
ExxonMobil Corp.                                                            2.0%
JPMorgan Chase & Co.                                                        1.7%
Medtronic, Inc.                                                             1.7%
United Technologies Corp.                                                   1.7%
Johnson & Johnson                                                           1.6%
General Electric Co.                                                        1.6%
Bank of America Corp.                                                       1.5%
American Int'l. Group, Inc.                                                 1.5%
Schlumberger Ltd.                                                           1.4%
Citigroup, Inc.                                                             1.3%
                                                                           ----
   Total of Net Assets*                                                    16.0%
                                                                           ====

Top 10 Fixed Income Holdings* as of 11/30/06
                                                           Maturity   Percent of
Description                                       Coupon     Date     Net Assets
-----------                                       ------   --------   ----------
FNR 06-63 VH                                       6.5%    03/25/23       4.3%
FHR 3179 PE                                        5.8%    12/15/18       3.8%
FNMA 850000                                        5.5%    01/01/36       3.3%
FNR 06-66 NV                                       6.5%    02/25/24       3.1%
FNR 06-88 BV                                       6.5%    11/25/25       2.5%
FHR 3213 JB                                        6.0%    01/15/30       2.4%
FNR 02-93 CM                                       5.5%    10/25/31       1.8%
FNR 02-97 PG                                       5.5%    12/25/31       1.8%
FNR 01-63 TC                                       6.0%    12/25/31       1.7%
FHR 3181 BV                                        6.5%    06/15/26       1.4%
                                                                         ----
   Total of Net Assets*                                                  26.1%
                                                                         ====

*    "Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**   The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

 Investment in Securities
 at November 30, 2006

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 2)
                                                  ----------------   -----------
U.S. Government Obligations 34.9%
U.S. Government Agency Obligations 34.9%
Federal Home Loan Bank 1.5%
Agency Discount Notes: 5.15%, 12/04/06                      4,400M   $ 4,398,112
                                                                     -----------
Federal Home Loan Mortgage Corporation 12.0%
Collateralized Mortgage Obligations:
FHR 3179 PE 5.75%, 12/15/18                                11,500M    11,613,160
FHR 3181 BV 6.5%, 06/15/26                                  3,996M     4,152,736
FHR 3149 PB 6%, 08/15/29                                    4,000M     4,072,249
FHR 3213 JB 6%, 01/15/30                                    7,000M     7,136,220
FHR 2485 TJ 6%, 08/15/32                                    3,201M     3,265,576
                                                                     -----------
                                                                      30,239,941
                                                                     -----------
Mortgage-Backed Securities:
20-Year:
FHLMC P00020 6.5%, 10/01/22                                   699M       710,605
                                                                     -----------
30-Year:
FHLMC C47315 6.5%, 08/01/29                                 1,300M     1,337,782
FHLMC A51587 6%, 08/01/36                                   3,987M     4,033,100
                                                                     -----------
                                                                       5,370,882
                                                                     -----------

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 2)
                                                  ----------------   -----------
Total Federal Home Loan Mortgage Corporation                         $36,321,428
                                                                     -----------
Federal National Mortgage Association 21.4%
Collateralized Mortgage Obligations:
FNR 06-63 VH 6.5%, 03/25/23                                12,500M    12,947,500
FNR 06-78 BV 6.5%, 06/25/23                                 1,500M     1,556,415
FNR 06-66 NV 6.5%, 02/25/24                                 9,000M     9,330,930
FNR 06-88 BV 6.5%, 11/25/25                                 7,232M     7,516,420
FNR 02-93 CM 5.5%, 10/25/31                                 5,500M     5,518,425
FNR 02-97 PG 5.5%, 12/25/31                                 5,500M     5,517,160
FNR 01-63 TC 6%, 12/25/31                                   5,000M     5,097,650
FNR 06-90 BE 6%, 04/25/35                                   4,000M     4,099,400
                                                                     -----------
                                                                      51,583,900
                                                                     -----------
Mortgage-Backed Securities:
20-Year:
FNMA 313960 10.25%, 10/01/17                                   17M        17,875
                                                                     -----------
30-Year:
FNMA 500296 6%, 04/01/29                                       16M        16,017

                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 2)
                                                  ----------------   -----------
FNMA 514054 7%, 09/01/29                                       73M  $     75,455
FNMA 748895 6%, 12/01/33                                    1,186M     1,198,896
FNMA 825966 5%, 07/01/35                                    2,132M     2,084,166
FNMA 850000 5.5%, 01/01/36                                  9,919M     9,902,600
                                                                    ------------
                                                                      13,277,134
                                                                    ------------
Total Federal National Mortgage Association                           64,878,909
                                                                    ------------
Government National Mortgage Corporation 0.0%
Mortgage-Backed Securities:
15-Year:
GNMA 514482 7.5%, 09/15/14                                     88M        92,301
                                                                    ------------
30-Year:
GNMA 26446 9%, 02/15/09                                         6M         5,675
                                                                    ------------
Total Government National Mortgage Corporation                            97,976
                                                                    ------------
Total U.S. Government Obligations
   (Cost $104,694,071)                                               105,696,425
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                                                                              13

Sentinel Balanced Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                         Value
                                                            Shares     (Note 2)
                                                           -------   -----------
Common Stocks 66.0%
Consumer Discretionary 5.7%
Comcast Corp. (a)                                           73,600   $ 2,964,608
Gap, Inc.                                                   25,000       468,000
Grupo Televisa SA ADR                                       51,100     1,342,908
Hilton Hotels Corp.                                         65,000     2,133,950
Idearc, Inc. (a)                                             2,500        68,850
McDonald's Corp.                                            42,400     1,779,528
McGraw-Hill Cos., Inc.                                      29,600     1,972,840
Staples, Inc.                                               61,050     1,554,943
Time Warner, Inc.                                          100,000     2,014,000
TJX Cos, Inc.                                               40,400     1,107,768
Walt Disney Co.                                             58,000     1,916,900
                                                                     -----------
                                                                      17,324,295
                                                                     -----------
Consumer Staples 5.7%
Altria Group, Inc.                                          40,500     3,410,505
CVS Corp.                                                   34,600       995,442
Diageo PLC ADR                                              27,500     2,125,475
Kellogg Co.                                                 25,000     1,244,500
Kimberly-Clark Corp.                                        40,000     2,658,800
PepsiCo, Inc.                                               40,000     2,478,800
Procter & Gamble Co.                                        50,000     3,139,500
Wal-Mart Stores, Inc.                                       27,500     1,267,750
                                                                     -----------
                                                                      17,320,772
                                                                     -----------
Energy 6.8%
Chevron Corp.                                               40,000     2,892,800
EOG Resources, Inc.                                         22,500     1,586,925
ExxonMobil Corp.                                            78,000     5,991,180
GlobalSantaFe Corp.                                         28,500     1,710,000
Noble Energy, Inc.                                          25,000     1,337,500
Pride Int'l., Inc. (a)                                      40,000     1,291,600
Schlumberger Ltd.                                           60,000     4,108,800
Weatherford Int'l., Ltd. (a)                                40,800     1,832,328
                                                                     -----------
                                                                      20,751,133
                                                                     -----------
Financials 12.9%
American Express Co.                                        40,600     2,384,032
American Int'l. Group, Inc.                                 65,000     4,570,800
Ameriprise Financial, Inc.                                   8,120       439,292
Bank of America Corp.                                       86,990     4,684,412
Bank of New York Co., Inc.                                  42,300     1,503,342
Citigroup, Inc.                                             80,000     3,967,200
Goldman Sachs Group, Inc.                                    9,600     1,870,080
JPMorgan Chase & Co.                                       113,800     5,266,664
Mellon Financial Corp.                                      50,000     2,011,500
Merrill Lynch & Co., Inc.                                   23,400     2,045,862
Morgan Stanley                                              24,500     1,865,920
PNC Financial Services Group, Inc.                          11,800       834,142
St. Paul Travelers Cos., Inc.                               32,800     1,699,368
US Bancorp                                                  60,000     2,018,400
Wachovia Corp.                                              33,700     1,826,203
Wells Fargo & Co.                                           61,000     2,149,640
                                                                     -----------
                                                                      39,136,857
                                                                     -----------

                                                                        Value
                                                            Shares     (Note 2)
                                                           -------   -----------
Health Care 10.4%
Amgen, Inc. (a)                                             35,000   $ 2,485,000
Baxter Int'l., Inc.                                         42,800     1,914,872
Bristol-Myers Squibb Co.                                    40,000       993,200
Cigna Corp.                                                  7,000       882,350
Eli Lilly & Co.                                             30,000     1,607,700
GlaxoSmithKline PLC ADR                                     35,600     1,891,428
Johnson & Johnson                                           73,300     4,831,203
Laboratory Corp. of America Holdings (a)                    28,900     2,046,120
Medco Health Solutions, Inc. (a)                            19,660       987,129
Medtronic, Inc.                                            100,000     5,213,000
Novartis AG ADR                                             35,500     2,073,555
Pfizer, Inc.                                                96,400     2,650,036
Teva Pharmaceutical Industries Ltd. ADR                     45,500     1,458,730
Zimmer Holdings, Inc. (a)                                   32,500     2,371,200
                                                                     -----------
                                                                      31,405,523
                                                                     -----------
Industrials 10.5%
Boeing Co.                                                  25,000     2,213,250
Canadian National Railway Co.                               36,500     1,718,055
Deere & Co.                                                 17,500     1,680,000
General Dynamics Corp.                                      23,000     1,721,320
General Electric Co.                                       135,000     4,762,800
Honeywell Int'l., Inc.                                      71,700     3,081,666
Northrop Grumman Corp.                                      21,000     1,405,530
Rockwell Automation, Inc.                                   38,100     2,479,548
Tyco Int'l. Ltd.                                           106,100     3,213,769
Union Pacific Corp.                                         20,500     1,855,660
United Technologies Corp.                                   77,500     5,001,075
Waste Management, Inc.                                      70,800     2,591,988
                                                                     -----------
                                                                      31,724,661
                                                                     -----------
Information Technology 8.8%
Accenture Ltd.                                              25,000       842,500
Adobe Systems, Inc. (a)                                     40,000     1,605,200
Applied Materials, Inc. (b)                                 72,800     1,308,944
Broadcom Corp. (a)                                          30,000       984,900
Cisco Systems, Inc. (a)                                     62,800     1,688,064
Citrix Systems, Inc. (a)                                    34,400       988,656
EMC Corp. (a)                                              100,000     1,311,000
Intel Corp.                                                 85,000     1,814,750
Int'l Business Machines Corp.                               22,000     2,022,240
Microchip Technology, Inc.                                  45,000     1,534,950
Microsoft Corp.                                            120,000     3,519,600
Motorola, Inc.                                              85,000     1,884,450
Nokia Oyj ADR                                               70,800     1,431,576
Oracle Corp. (a)                                            82,600     1,571,878
Seagate Technology (b)(c)                                   87,400     2,251,424
Texas Instruments, Inc.                                     69,800     2,062,590
                                                                     -----------
                                                                      26,822,722
                                                                     -----------

                                                                        Value
                                                           Shares     (Note 2)
                                                           ------   ------------
Materials 2.9%
EI Du Pont de Nemours & Co.                                40,000   $  1,877,200
Freeport-McMoran Copper & Gold, Inc.                       51,200      3,218,944
Int'l. Paper Co.                                           40,000      1,324,000
Newmont Mining Corp.                                        9,100        426,881
Praxair, Inc.                                              29,000      1,809,600
                                                                    ------------
                                                                       8,656,625
                                                                    ------------
Telecommunication Services 1.6%
America Movil SA de CV ADR                                 25,000      1,111,750
AT&T, Inc.                                                 38,500      1,305,535
Embarq Corp.                                                2,065        106,244
Sprint Nextel Corp.                                        36,900        719,919
Verizon Communications, Inc.                               50,000      1,747,000
                                                                    ------------
                                                                       4,990,448
                                                                    ------------
Utilities 0.7%
Dynegy, Inc. (a)                                              814          5,527
Entergy Corp.                                              21,800      1,990,776
                                                                    ------------
                                                                       1,996,303
                                                                    ------------
Total Common Stocks
   (Cost $129,422,505)                                               200,129,339

Warrants 0.0%
Lucent Technologies, Inc. (a)(d)
   (Cost $0)                                                3,385            762
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Sentinel Balanced Fund

Investment in Securities (Continued)
at November 30, 2006

                                                 Principal Amount       Value
                                                    (M=$1,000)        (Note 2)
                                                 ----------------   ------------

Corporate Short-Term Notes 1.0%
Harley-Davidson Funding 5.21%, 12/01/06
   (Cost $3,000,000)                                       3,000M    $3,000,000
                                                                     ----------

                                                                       Value
                                                         Shares      (Note 2)
                                                       ---------   -------------
Money Market Funds 1.2%
State Street Navigator
   Securities Lending
   Prime Portfolio (e)
   (Cost $3,659,250)                                   3,659,250   $  3,659,250
                                                                   ------------
Total Investments 103.1%
(Cost $240,775,826)**                                               312,485,776

Excess of Liabilities Over Other Assets (3.1%)                       (9,447,008)
                                                                   ------------
Net Assets 100.0%                                                  $303,038,768
                                                                   ============

Footnotes

(a)  Non-income producing

(b)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $2,678,186 and $3,560,368, respectively.

(c)  Return of Capital paid during the fiscal period.

(d)  Warrant

(e)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $241,405,528. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $71,080,248 of which $72,242,544 related to appreciated securities and
     $1,162,296 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                              15

Sentinel Capital Growth Fund seeks long-term growth of capital and, secondarily, current income. The Fund normally invests primarily in a broad range of common stocks of companies believed to have above-average growth potential. The Fund uses a blended "top-down" and "bottom-up" approach, focusing on both macroeconomic and company-specific factors.

Sentinel Capital Growth Fund

                                     [PHOTO]

"Our focus is on companies that are positioned to benefit from the long-term payoff on research, plant and market expansion."

Elizabeth R. Bramwell, CFA

     The Sentinel Capital Growth Fund gained 8.12% in the fiscal year ending
November 30, 2006.This compares to 8.37% for the Russell 1000 Growth Index,
14.22% for the Standard & Poor's 500 Composite Stock Price Index, which has more of a value stock mix, and 6.94% for the Morningstar Large Growth Category.

     The fiscal year was characterized by solid economic growth, especially internationally, and solid employment expansion. Interest rates rose in the first half before leveling, and inflation was moderate.

     Sectors that did well in the first half of the fiscal year were
Industrials, Energy, Financials and Materials. Stocks that contributed the greatest gains for the Fund were Peabody Energy, Caterpillar, Schlumberger, J.C.
Penney and BlackRock. Health Care detracted from Fund gains.

     Sectors that contributed strongly in the second half of the fiscal year were Consumer Discretionary, Materials, Financials and Health Care. Stocks that contributed the greatest gains for the Fund were J.C. Penney, ExxonMobil,
Praxair, Chicago Mercantile Exchange and Coach. Industrials detracted from Fund performance.

     Sectors that did well for the Fund over the full fiscal year were
Financials, Materials, Industrials, Energy and Consumer Discretionary. Stocks
that contributed the greatest gains were J.C. Penney, ExxonMobil, Chicago
Mercantile Exchange, Gilead and Schlumberger. Consumer Staples detracted from
Fund gains.

     The Fund is a diversified portfolio of 60-90 stocks. Investments are made in companies with strong fundamentals within a macroeconomic framework. Our focus is on companies that are positioned to benefit from the long-term payoff on research, plant and market expansion.

     Going forward, the investment climate appears favorable. We expect the domestic economy to grow 1-2% in the next six months, in a lagged response to earlier increases in interest rates initiated by the Federal Reserve Board, before reaccelerating in the second half of 2007. Any inflationary pressures should moderate in a slowing economy. We look for international growth, however, to exceed 3%. U.S. companies with foreign operations should benefit from higher international growth. We have positioned the Fund's portfolio accordingly.

     We believe that the Federal Reserve is unlikely to raise the Fed Funds rate beyond 5.25%, given the slowdown in the housing market and the overall deceleration in economic growth.

     Mitigating a slower economy in the United States is the increased number of persons working. The domestic number of persons employed has increased some 1.8 million in the last twelve months. Globally, employment continues to rise, especially in emerging markets. An expanding middle class in countries around the world should drive long-term, expanding demand for new and better consumer goods.

     Capital spending on non-residential construction, mining and energy is expected to be a driving force for economic growth, both domestically and globally. In the United States, capital spending has increased broadly for productivity-enhancing equipment and alternative fuels. Public spending on roads, hospitals and schools is strong. Globally, as emerging markets evolve, the demand for capital spending on roads, bridges, electrification, clean water, sanitation and telecommunications is expected to increase for years to come.

     While housing slows in the United States, it is likely to expand in many foreign markets. Where infrastructure is being built, the demand for basic materials is expected to be especially strong.

     We continue to believe that engineering and infrastructurerelated companies should benefit from multi-year increased demand. Composite materials with enhanced features such as lightness and strength, and products and services providing and driving energy efficiency, should also do well. Financial services, brand name consumer goods and healthcare should all benefit from rising standards of living.

     We continue to believe that earnings growth is the key longterm metric for stock market performance. Valuations of growth and value stocks have increasingly converged and, in November, growth stocks outperformed value stocks. Valuations appear attractive, with the Fund's portfolio selling at a
2007 estimated P/E ratio of 16 times for estimated 14% earnings growth.
Historically, a P/E ratio-to-growth of 1.0 has been a favorable metric for future market performance. Also, substantial liquidity exists in the global capital markets, and private equity funds with substantial liquid assets are offering to buy specific public companies at meaningful premiums to current market prices. This activity should be positive for overall valuations.

     We appreciate your investment in the Sentinel Capital Growth Fund as part of your long-term investment strategy.

/s/ Elizabeth R. Bramwell
-------------------------------------
Elizabeth R. Bramwell, CFA

Sentinel Capital Growth Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information. The Sentinel Capital Growth
Fund, which began operations on March 17, 2006, is the successor to the Bramwell
Growth Fund, a series of The Bramwell Funds, Inc., which began operations on
August 1, 1994.

Sentinel Capital Growth Fund Performance - Class A
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

              Sentinel
           Capital Growth     Russell
           Class A Shares   1000 Growth   S & P 500   Morningstar
           --------------   -----------   ---------   -----------
11/30/96        9500           10000        10000        10000
11/30/97       12171           12652        12853        12231
11/30/98       15213           16278        15895        14698
11/30/99       18654           21404        19218        19747
11/30/00       20040           18930        18407        19271
11/30/01       16733           14615        16159        15363
11/30/02       14391           11300        13492        12172
11/30/03       16258           13193        15526        14210
11/30/04       16679           13962        17520        15257
11/30/05       18001           15320        18998        16859
11/30/06       19463           16603        21699        17957

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Performance prior to March 17, 2006 is based on the Fund's predecessor, the
Bramwell Growth Fund, which was offered without a sales load, restated to reflect the sales load. Performance does not reflect the increase in the maximum
Rule 12b-1 fees. If it did, returns would be lower.

Average Annual Total Return - Class A Shares
Through 11/30/06

                          Full
           Net Asset   Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       8.12%       2.74%
5 Years      3.07%       2.01%
10 Years     7.43%       6.89%

++++   Sales charge applicable to year of initial investment.

Sentinel Capital Growth Fund Performance - Class C
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

              Sentinel
           Capital Growth     Russell
           Class C Shares   1000 Growth   S & P 500   Morningstar
           --------------   -----------   ---------   -----------
11/30/96        10000          10000        10000        10000
11/30/97        12733          12652        12853        12231
11/30/98        15811          16278        15895        14698
11/30/99        19247          21404        19218        19747
11/30/00        20521          18930        18407        19271
11/30/01        17008          14615        16159        15363
11/30/02        14531          11300        13492        12172
11/30/03        16315          13193        15526        14210
11/30/04        16629          13962        17520        15257
11/30/05        17836          15320        18998        16859
11/30/06        19055          16603        21699        17957

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Performance prior to March 17, 2006 is based on the Fund's predecessor, the
Bramwell Growth Fund, which was offered without a sales load. Performance has been restated to reflect the sales load and adjusted for higher estimated expenses.

Average Annual Total Return - Class C Shares
Through 11/30/06

                          Full
           Net Asset   Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       6.83%       5.83%
5 Years      2.30%       2.30%
10 Years     6.66%       6.66%

++++ 1% contingent deferred sales charge applies in the first year.

+    The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

++   The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                                              17

Sentinel Capital Growth Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Industrials                                                                21.3%
Health Care                                                                14.8%
Financials                                                                 14.7%
Information Technology                                                     12.7%
Consumer Discretionary                                                      9.0%

Sector                                                                   Percent
------                                                                  --------
Energy                                                                      8.9%
Consumer Staples                                                            8.4%
Materials                                                                   7.6%
Telecommunication Services                                                  1.3%
Utilities                                                                   1.0%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
Walgreen Co.                                                                5.2%
ExxonMobil Corp.                                                            3.7%
General Electric Co.                                                        3.5%
Praxair, Inc.                                                               3.5%
Emerson Electric Co.                                                        3.5%
JC Penney Co., Inc.                                                         3.4%

Description                                                              Percent
-----------                                                              -------
Medtronic, Inc.                                                             3.4%
FedEx Corp.                                                                 2.8%
Roche Holding AG                                                            2.7%
Chicago Mercantile Exchange Holdings, Inc.                                  2.6%
                                                                           ----
   Total of Net Assets                                                     34.3%
                                                                           ----

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2006

                                                                        Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Common Stocks 99.7%
Consumer Discretionary 9.0%
Coach, Inc. (a)                                            30,000   $  1,296,300
Domino's Pizza, Inc.                                       70,000      1,922,200
JC Penney Co., Inc.                                        54,900      4,245,966
McDonald's Corp.                                           47,000      1,972,590
Tiffany & Co. (b)                                          45,000      1,729,350
                                                                    ------------
                                                                      11,166,406
                                                                    ------------
Consumer Staples 8.4%
Colgate-Palmolive Co.                                      30,000      1,951,500
Corn Products Int'l., Inc.                                  9,100        330,512
Hershey Co. (b)                                            15,000        794,550
PepsiCo, Inc.                                               6,000        371,820
Walgreen Co.                                              160,000      6,478,400
WM Wrigley Jr. Co.                                         10,000        524,400
                                                                    ------------
                                                                      10,451,182
                                                                    ------------
Energy 8.9%
Devon Energy Corp.                                         20,000      1,467,400
EOG Resources, Inc.                                        15,000      1,057,950
ExxonMobil Corp.                                           60,000      4,608,600
Nabors Industries Ltd. (a)(b)                              10,000        337,600
Noble Corp.                                                10,000        772,500
Schlumberger Ltd.                                          36,000      2,465,280
St. Mary Land & Exploration Co.                            10,000        400,800
                                                                    ------------
                                                                      11,110,130
                                                                    ------------
Financials 14.7%
American Express Co.                                       35,000      2,055,200
Bear Stearns Cos, Inc.                                      8,000      1,219,840
BlackRock, Inc. (b)                                        21,000      3,010,770
CB Richard Ellis Group, Inc. (a)                           15,000        493,950
Chicago Mercantile Exchange Holdings, Inc.                  6,000      3,213,600
CIT Group, Inc.                                            35,000      1,820,350
Goldman Sachs Group, Inc.                                   8,000      1,558,400

                                                                        Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Kansas City Southern (a)(b)                                10,000   $    270,500
Merrill Lynch & Co., Inc.                                  25,000      2,185,750
Wells Fargo & Co.                                          70,000      2,466,800
                                                                    ------------
                                                                      18,295,160
                                                                    ------------
Health Care 14.8%
Gilead Sciences, Inc. (a)                                  45,000      2,966,400
Kyphon, Inc. (a)                                           10,000        337,700
Medtronic, Inc.                                            80,000      4,170,400
Novartis AG ADR                                            55,000      3,212,550
Roche Holding AG ADR                                       37,000      3,352,200
St. Jude Medical, Inc. (a)                                 15,000        559,050
Stryker Corp.                                              60,000      3,111,600
Zimmer Holdings, Inc. (a)                                  10,000        729,600
                                                                    ------------
                                                                      18,439,500
                                                                    ------------
Industrials 21.3%
3M Co.                                                     10,000        814,600
Canadian Pacific Railway Ltd.                              40,000      2,229,200
Caterpillar, Inc.                                          20,000      1,240,600
Donaldson Co., Inc. (b)                                    27,000        945,270
Emerson Electric Co.                                       50,000      4,335,000
FedEx Corp.                                                30,000      3,462,900
General Electric Co.                                      125,000      4,410,000
Illinois Tool Works, Inc.                                  35,000      1,652,000
Jacobs Engineering Group, Inc. (a)                         30,000      2,516,100
Precision Castparts Corp.                                   8,000        603,680
Robert Half Int'l., Inc.                                   75,000      2,894,250
United Parcel Service, Inc.                                10,000        779,200
United Technologies Corp.                                  10,000        645,300
                                                                    ------------
                                                                      26,528,100
                                                                    ------------
Information Technology 12.7%
Autodesk, Inc. (a)                                         60,000      2,470,800
Automatic Data Processing, Inc.                            50,000      2,411,500
Cisco Systems, Inc. (a)                                    65,000      1,747,200
Corning, Inc. (a)                                          60,000      1,293,600

                                                                        Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Microsoft Corp.                                            30,000   $    879,900
Molex, Inc. - Class A                                      45,000      1,265,850
Nokia Oyj ADR                                              50,000      1,011,000
Paychex, Inc.                                              30,000      1,182,300
Qualcomm, Inc.                                             10,000        365,900
SAP AG ADR                                                 60,000      3,133,200
                                                                    ------------
                                                                      15,761,250
                                                                    ------------
Materials 7.6%
Allegheny Technologies, Inc.                               15,000      1,344,750
BHP Billiton Ltd. ADR (b)                                  20,000        828,600
Commercial Metals Co.                                      50,000      1,452,500
Nucor Corp.                                                 7,000        418,950
Phelps Dodge Corp.                                          8,000        984,000
Praxair, Inc.                                              70,000      4,368,000
                                                                    ------------
                                                                       9,396,800
                                                                    ------------
Telecommunication Services 1.3%
AT&T, Inc.                                                 15,000        508,650
Verizon Communications, Inc.                               30,000      1,048,200
                                                                    ------------
                                                                       1,556,850
                                                                    ------------
Utilities 1.0%
Dominion Resources, Inc.                                   15,000      1,211,100
                                                                    ------------
Total Common Stocks
   (Cost $76,472,447)                                                123,916,478
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                       Value
                                                         Shares      (Note 2)
                                                       ---------   ------------
Money Market Funds 5.7%
State Street Navigator Securities Lending
   Prime Portfolio (c)
   (Cost $7,134,555)                                   7,134,555   $  7,134,555
                                                                   ------------
Total Investments 105.4%
   (Cost $83,607,002)**                                             131,051,033
Excess of Liabilities Over Other Assets (5.4%)                       (6,750,068)
                                                                   ------------
Net Assets 100.0%                                                  $124,300,965
                                                                   ============

Footnotes

(a)  Non-income producing

(b)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $3,551,859 and $6,989,423, respectively.

(c)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $83,692,793. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $47,358,240 of which $47,481,513 related to appreciated securities and
     $123,273 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                              19

Sentinel Capital Opportunity Fund seeks long-term capital appreciation by investing in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market.

Sentinel Capital Opportunity Fund

                                    [PHOTO]

"The Fund is a diver-sified portfolio that seeks long-term capital appreciation by investing in companies with above-average growth prospects."

Elizabeth R. Bramwell, CFA

     The Sentinel Capital Opportunity Fund gained 7.01% in the fiscal year ending November 30, 2006.This compares to 14.22% for the Standard & Poor's 500
Composite Stock Price Index, which has more of a value stock mix, 8.37% for the
Russell 1000 Growth Index, and 6.94% for the Morningstar Large Growth Category.

     The fiscal year was characterized by solid economic growth, especially internationally, and solid employment expansion. Interest rates rose in the first half before leveling, and inflation was moderate.

     Sectors that did well in the first half of the fiscal year were Energy,
Industrials and Materials. Stocks that contributed the greatest gains for the
Fund were Schlumberger, Boeing, United Technologies, Baker Hughes and Cisco.
Information technology, health care and consumer stocks were the greatest detractors from Fund performance.

     Sectors that contributed strongly in the second half of the fiscal year were Information Technology, Materials, Financials, Consumer Discretionary and
Health Care. Stocks that contributed the greatest gains for the Fund were Cisco,
Apple Computer, Allegheny Technologies, Goldman Sachs and Microsoft. The energy sector detracted from Fund performance.

     Sectors that did well for the Fund over the full fiscal year were
Materials, Industrials, Financials, Energy and Consumer Discretionary. Stocks
that contributed the greatest gains were Cisco, Apple Computer, Schlumberger,
Boeing and Allegheny Technologies. The overall Information Technology sector detracted from Fund returns.

     The Fund is a diversified portfolio that seeks long-term capital appreciation by investing in companies with above-average growth prospects.

     Going forward, the investment climate appears favorable. We expect the domestic economy to grow 1-2% in the next six months, in a lagged response to earlier increases in interest rates initiated by the Federal Reserve Board, before reaccelerating in the second half of 2007. Any inflationary pressures should moderate in a slowing economy. We look for international growth, however, to exceed 3%. U.S. companies with foreign operations should benefit from higher international growth. We have positioned the Fund's portfolio accordingly.

     We believe that the Federal Reserve is unlikely to raise the Fed Funds rate beyond 5.25%, given the slowdown in the housing market and the overall deceleration in economic growth.

     Mitigating a slower economy in the United States is the increased number of persons working. The domestic number of persons employed has increased some 1.8 million in the last 12 months. Globally, employment continues to rise, especially in emerging markets. An expanding middle class in countries around the world should drive long-term, expanding demand for new and better consumer goods.

     Capital spending on non-residential construction, mining and energy is expected to be a driving force for economic growth, both domestically and globally. In the United States, capital spending has increased broadly for productivity-enhancing equipment and alternative fuels. Public spending on roads, hospitals and schools is strong. Globally, as emerging markets evolve, the demand for capital spending on roads, bridges, electrification, clean water, sanitation and telecommunications is expected to increase for years to come.

     While housing slows in the United States, it is likely to expand in many foreign markets. Where infrastructure is being built, the demand for basic materials is expected to be especially strong.

     We continue to believe that engineering and infrastructure-related companies should benefit from multi-year increased demand. Composite materials with enhanced features such as lightness and strength, and products and services providing and driving energy efficiency, should also do well. Financial services, brand name consumer goods and healthcare should all benefit from rising standards of living.

     We continue to believe that earnings growth is the key long-term metric for stock market performance. Valuations of growth and value stocks have increasingly converged and, in November, growth stocks outperformed value stocks. Valuations appear attractive, with the Fund's portfolio selling at a
2007 estimated P/E ratio of 16 times for estimated 14% earnings growth.
Historically, a P/E ratio-to-growth of 1.0 has been a favorable metric for future market performance. Also, substantial liquidity exists in the global capital markets, and private equity funds with substantial liquid assets are offering to buy specific public companies at meaningful premiums to current market prices. This activity should be positive for overall valuations.

     We appreciate your investment in the Sentinel Capital Opportunity Fund as part of your long-term investment strategy.

/s/ Elizabeth R. Bramwell
----------------------------------------
Elizabeth R. Bramwell, CFA

Sentinel Capital Opportunity Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

On December 7, 2006, the Board of Directors met and approved proposals under which the Capital Opportunity Fund would reorganize into the Capital Growth
Fund. The Board has called a Special Meeting of Shareholders to be held on March
16, 2007, at which time the shareholders of the Capital Opportunity Fund will vote on the proposal. Only shareholders of record as of the close of business on
January 2, 2007, the record date for the Special Meeting, will be entitled to vote at the meeting. The Fund will mail proxy materials to shareholders of record, which will discuss the proposal in detail. These proxy materials are expected to begin mailing in late January 2007.

If approved by shareholders, the Capital Opportunity Fund will close to new accounts and investments (other than reinvested dividends) shortly before the reorganization is consummated, which, if approved, is expected to occur in late
March 2007.

Sentinel Capital Opportunity Fund Performance - Class A
September 13, 1999 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

            Sentinel Capital
            Opportunity Fund
             Class A Shares                    S&P / Citigroup
                with/load      S&P 500 Index    Growth Index     Morningstar
            ----------------   -------------   ---------------   -----------
9/13/99           9500             10000            10000            10000
11/30/99         10118             10358            10808            11162
11/30/00          8806              9921             9559             9759
11/30/01          7276              8709             7380             7780
11/30/02          5909              7272             5706             6164
11/30/03          6607              8368             6662             7196
11/30/04          7000              9443             7050             7726
11/30/05          7504             10239             7736             8538
11/30/06          8030             11695             8384             9093

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge. Performance prior to
September 26, 2005 is based on the Fund's predecessor, the Sentinel Growth Index
Fund, which was offered with a maximum 2.5% sales load and sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated to reflect the current maximum sales load. It does not reflect the increase in maximum 12b-1 fees. If it did, returns would be lower.

Average Annual Total Return - Class A Shares
Through 11/30/06

                                   Full
                   Net Asset    Offering
     Period          Value     Price ++++
----------------   ---------   ----------
1 Year                7.01%       1.68%
5 Years               1.99%       0.95%
Since Inception*     -2.31%      -3.00%

++   Sales charge applicable to year of initial investment.

*    9/13/99

Sentinel Capital Opportunity Fund Performance - Class B
September 13, 1999 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

            Sentinel Capital
            Opportunity Fund                   S&P500 / Citigroup
             Class B Shares    S&P 500 Index      Growth Index      Morningstar
            ----------------   -------------   ------------------   -----------
9/13/99           10000            10000             10000             10000
11/20/99          10640            10358             10808             11162
11/14/00           9191             9921              9559              9759
9/11/2001          7531             8709              7380              7780
9/11/2002          6056             7272              5706              6164
9/11/2003          6701             8368              6662              7196
9/11/2004          7046             9443              7050              7726
9/11/2005          7489            10239              7736              8538
9/11/2006          8014            11695              8384              9093

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge. Performance prior to September 26, 2005 is based on the Fund's predecessor, the Sentinel Growth Index Fund which sought to match before expenses the performance of the S&P 500/BARRA Growth Index. It does not reflect the increase in maximum 12b-1 fees. If it did, returns would be lower.

Average Annual Total Return - Class B Shares
Through 11/30/06

                                   Full
                   Net Asset    Offering
Period               Value     Price ++++
----------------   ---------   ----------
1 Year                5.58%        1.58%
5 Years               0.95%        0.56%
Since Inception*     -3.02%       -3.02%

++++ Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

*    9/13/99

Sentinel Capital Opportunity Fund Performance - Class C
March 30, 2000 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

            Sentinel Capital
            Opportunity Fund
             Class C shares    S&P 500   S&P500 / Citigroup   Morningstar
            ----------------   -------   ------------------   -----------
3/30/00           10000         10000          10000             10000
11/30/00           7783          8906          10067              8031
11/30/01           6265          7818           7772              6403
11/30/02           5002          6528           6009              5073
11/30/03           5443          7512           7016              5922
11/30/04           5685          8477           7425              6358
11/30/05           6011          9192           8147              7026
11/30/06           6342         10499           8829              7484

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge. Performance prior to September 26, 2005 is based on the Fund's predecessor, the Sentinel Growth Index Fund which sought to match before expenses the performance of the S&P 500/BARRA Growth Index.

Average Annual Total Return - Class C Shares
Through 11/30/06

                                  Full
                   Net Asset    Offering
Period               Value     Price ++++
----------------   ---------   ----------
1 Year                5.51%        4.51%
5 Years               0.24%        0.24%
Since Inception*     -6.60%       -6.60%

++++ 1% contingent deferred sales charge applies in the first year.

*    3/30/00

+    The Standard and Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++   The Russell 1000 Growth Index measures the performance of those Russell
     1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                                              21

Sentinel Capital Opportunity Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Industrials                                                               21.2%
Information Technology                                                    18.1%
Financials                                                                16.3%
Health Care                                                               13.3%
Consumer Staples                                                           9.7%

Sector                                                                   Percent
------                                                                   -------
Materials                                                                  7.5%
Consumer Discretionary                                                     5.8%
Energy                                                                     3.3%
Telecommunication Services                                                 2.6%
Utilities                                                                  1.1%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
General Electric Co.                                                       4.8%
Cisco Systems, Inc.                                                        3.6%
Procter & Gamble Co.                                                       2.6%
United Technologies Corp.                                                  2.6%
Boeing Co.                                                                 2.5%
Apple Computer, Inc.                                                       2.4%

Description                                                              Percent
-----------                                                              -------
Roche Holding AG                                                           2.4%
PepsiCo, Inc.                                                              2.3%
Schlumberger Ltd.                                                          2.2%
Bear Stearns Cos, Inc.                                                     2.1%
   Total of Net Assets                                                    27.5%

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2006

                                                                       Value
                                                          Shares      (Note 2)
                                                        ---------   -----------
Common Stocks 98.9%
Consumer Discretionary 5.8%
Coach, Inc. (a)                                            10,000   $   432,100
Hilton Hotels Corp.                                        17,400       571,242
JC Penney Co., Inc.                                        10,000       773,400
Marriott Int'l, Inc.                                       11,000       496,650
McDonald's Corp.                                           25,000     1,049,250
Staples, Inc.                                              36,100       919,467
                                                                    -----------
                                                                      4,242,109
                                                                    -----------
Consumer Staples 9.7%
Colgate-Palmolive Co.                                       6,000       390,300
CVS Corp. (b)                                              15,900       457,443
PepsiCo, Inc.                                              26,554     1,645,552
Procter & Gamble Co.                                       30,770     1,932,048
Walgreen Co.                                               22,786       922,605
Wal-Mart Stores, Inc.                                      19,521       899,918
WM Wrigley Jr. Co.                                         16,375       858,705
                                                                    -----------
                                                                      7,106,571
                                                                    -----------
Energy 3.3%
ExxonMobil Corp.                                           11,200       860,272
Schlumberger Ltd.                                          23,000     1,575,040
                                                                    -----------
                                                                      2,435,312
                                                                    -----------
Financials 16.3%
American Express Co.                                       25,800     1,514,976
Bear Stearns Cos, Inc. (b)                                 10,000     1,524,800
BlackRock, Inc. (b)                                        10,000     1,433,700
CB Richard Ellis Group,
   Inc. (a)                                                39,000     1,284,270
CIT Group, Inc.                                            15,000       780,150
Citigroup, Inc.                                            18,700       927,333
E*Trade Financial Corp (a)                                 15,700       377,899
Goldman Sachs Group,
   Inc.                                                     7,000     1,363,600
JPMorgan Chase & Co.                                        7,800       360,984
Merrill Lynch & Co., Inc.                                  15,000     1,311,450
Wells Fargo & Co.                                          30,000     1,057,200
                                                                    -----------
                                                                     11,936,362
                                                                    -----------

                                                                       Value
                                                          Shares      (Note 2)
                                                        ---------   -----------
Health Care 13.3%
Abbott Laboratories                                        17,835   $   832,181
Amgen, Inc. (a)                                            10,318       732,578
Gilead Sciences, Inc. (a)                                   5,200       342,784
Johnson & Johnson                                          19,250     1,268,767
Laboratory Corp. of
   America Holdings (a)                                    12,300       870,840
Medtronic, Inc.                                            27,728     1,445,461
Novartis AG ADR                                            16,000       934,560
Roche Holding AG ADR                                       19,000     1,721,400
St. Jude Medical, Inc. (a)                                 20,000       745,400
Stryker Corp.                                              16,000       829,760
                                                                    -----------
                                                                      9,723,731
                                                                    -----------
Industrials 21.2%
Boeing Co.                                                 21,000     1,859,130
Caterpillar, Inc.                                           7,900       490,037
Emerson Electric Co.                                       10,000       867,000
FedEx Corp.                                                10,000     1,154,300
General Dynamics Corp.                                      6,200       464,008
General Electric Co.                                      100,155     3,533,468
Honeywell Int'l., Inc.                                      5,600       240,688
Illinois Tool Works, Inc. (b)                              12,000       566,400
Jacobs Engineering
   Group, Inc. (a)                                         14,000     1,174,180
Lockheed Martin Corp.                                       4,700       425,115
Precision Castparts Corp.                                  10,000       754,600
Republic Services, Inc.                                    10,670       442,592
Robert Half Int'l., Inc.                                   20,000       771,800
Tyco Int'l. Ltd.                                           13,100       396,799
United Parcel Service, Inc.                                 5,800       451,936
United Technologies Corp.                                  28,900     1,864,917
                                                                    -----------
                                                                     15,456,970
                                                                    -----------
Information Technology 18.1%
Apple Computer, Inc. (a)                                   18,900     1,732,752
Autodesk, Inc. (a)                                         25,000     1,029,500
Automatic Data Processing, Inc.                            26,763     1,290,780
Cisco Systems, Inc. (a)                                    96,870     2,603,866

                                                                       Value
                                                          Shares      (Note 2)
                                                        ---------   -----------
Corning, Inc. (a)                                          31,600   $   681,296
EMC Corp. (a)                                              33,400       437,874
Fiserv, Inc. (a)                                           10,540       538,699
Google, Inc. (a)                                              400       193,968
Microsoft Corp.                                            38,186     1,119,995
Molex, Inc. - Class A                                       6,000       168,780
Network Appliance, Inc. (a)                                11,600       454,836
Paychex, Inc.                                              24,600       969,486
Qualcomm, Inc.                                             17,816       651,887
SAP AG ADR                                                 25,000     1,305,500
                                                                    -----------
                                                                     13,179,219
                                                                    -----------
Materials 7.5%
Allegheny Technologies, Inc.                               13,000     1,165,450
BHP Billiton Ltd. ADR (b)                                  18,000       745,740
Commercial Metals Co.                                      16,100       467,705
Freeport-McMoran
   Copper & Gold, Inc.                                      8,000       502,960
Nucor Corp.                                                 7,000       418,950
Phelps Dodge Corp.                                          7,000       861,000
Praxair, Inc.                                              20,800     1,297,920
                                                                    -----------
                                                                      5,459,725
                                                                    -----------
Telecommunication Services 2.6%
AT&T, Inc.                                                 25,000       847,750
Verizon Communications, Inc.                               30,000     1,048,200
                                                                    -----------
                                                                      1,895,950
                                                                    -----------
Utilities 1.1%
Dominion Resources,
   Inc. (b)                                                10,000       807,400
Dynegy, Inc. (a)                                              772         5,242
                                                                    -----------
                                                                        812,642
                                                                    -----------
Total Common Stocks
   (Cost $59,519,120)                                                72,248,591
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

Sentinel Capital Opportunity Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                       Value
                                                          Shares      (Note 2)
                                                        ---------   -----------
Money Market Funds 3.7%
State Street Navigator
   Securities Lending
   Prime Portfolio (c)
   (Cost $2,728,418)                                    2,728,418   $ 2,728,418
                                                                    -----------
Total Investments 102.6%
   (Cost $62,247,538)**                                              74,977,009

Excess of Liabilities
   Over Other Assets                                         (2.6%)  (1,900,017)
                                                                    -----------
Net Assets 100.0%                                                   $73,076,992
                                                                    ===========

Footnotes

(a)  Non-income producing

(b)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $2,579,088 and $2,670,049, respectively.

(c)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $67,431,250. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $7,545,759 of which $7,939,639 related to appreciated securities and
     $393,880 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                              23

Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

Sentinel Common Stock Fund

                                     [PHOTO]

"Strong stock selection across the portfolio this past fiscal year resulted in the Fund's performance advantage over its market benchmark."

Daniel J. Manion, CFA

     The Sentinel Common Stock Fund returned 15.18% for the fiscal year ending
November 30, 2006. This compares favorably to the total return of the Fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index, which returned
14.22% for the same time period.

     The Fund is a diversified portfolio of high-quality companies with strong fundamentals and reasonable valuations. Strong stock selection across the portfolio this past fiscal year resulted in the Fund's performance advantage over its market benchmark. Over the course of the fiscal year, the best-performing sectors in the stock market (as measured by the S&P 500 Index)
were Telecom Services and Energy, where the Fund was well represented. The weakest sectors during the past year were Technology, and Health Care, where the
Fund had an above-average exposure versus the index.

     We plan to continue to focus on large-capitalization stocks, and multinational companies in particular, as we expect U.S. economic growth to slow relative to recent levels as we enter 2007, but we anticipate higher rates of growth in international economies. We expect an upturn in the level of corporate capital spending, with much of this directed at international growth opportunities. We anticipate continuing to be positive in the outlook for the
Industrial sector, and, at the end of the period, the Fund owned numerous stocks poised to benefit from global industrial infrastructure expansion. The capital spending theme is also expected to be present in our Energy sector positioning, which we believe will emphasize companies within the oilfield equipment and services segment, particularly those with exposure to internationally-directed activity. We expect to see better relative performance from the Health Care sector, given the non-cyclical growth drivers and strong demographics supporting demand for the products of our healthcare holdings, such as medical device manufacturers.

     Although the equity markets have seen a strong advance over the last several months, we remain positive on the general outlook for the stock market and are optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payments to shareholders. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund's assets.

     Thank you for your continued support.

/s/ Daniel J. Manion
----------------------------------------
Daniel J. Manion, CFA

Sentinel Common Stock Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Common Stock Fund Performance - Class A
Ten Years Ended November 30, 2006

                                    [CHART]

                                 [Line chart]

               Sentinel
             Common Stock
             Fund Class A     Morningstar
           Shares with/load   Large Blend   S&P 500
           ----------------   -----------   -------
11/30/96         9500            10000        10000
11/30/97        11481            12448        12853
11/30/98        13124            12029        15895
11/30/99        13906            17193        19218
11/30/00        14573            17258        18407
11/30/01        13636            15482        16159
11/30/02        11925            13148        13492
11/30/03        13912            14992        15526
11/30/04        15748            17003        17520
11/30/05        17403            18236        18998
11/30/06        20045            20658        21699

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Average Annual Total Return - Class A Shares
Through 11/30/06

                          Full
           Net Asset    Offering
 Period      Value     Price++++
--------   ---------   ---------
1 Year       15.18%      9.43%
5 Years       8.01%      6.90%
10 Years      7.75%      7.20%

++++   Sales charge applicable to year of initial investment.

Sentinel Common Stock Fund Performance - Class B
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

             Sentinel
           Common Stock
           Fund Class B   Morningstar
              shares      Large Blend   S&P 500
           ------------   -----------   -------
11/30/96       10000         10000       10000
11/30/97       11989         12448       12853
11/30/98       13593         12029       15895
11/30/99       14291         17193       19218
11/30/00       14854         17258       18407
11/30/01       13785         15482       16159
11/30/02       11939         13148       13492
11/30/03       13929         14992       15526
11/30/04       15767         17003       17520
11/30/05       17423         18236       18998
11/30/06       20068         20658       21699

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class B Shares
Through 11/30/06

                          Full
           Net Asset    Offering
 Period     Value      Price++++
--------   ---------   ---------
1 Year       14.08%      10.08%
5 Years       6.99%       6.68%
10 Years      7.21%       7.21%

++++ Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

Sentinel Common Stock Fund Performance - Class C
May 4, 1998 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

             Sentinel
           Common Stock
           Fund Class C   Morningstar
              Shares      Large Blend   S&P 500
           ------------   -----------   -------
4/5/1998       10000         10000       10000
11/30/98        9857         10295       10466
11/30/99       10353         12231       12653
11/30/00       10754         12343       12119
11/30/01        9969         10724       10644
11/30/02        8626          9046        8883
11/30/03        9947         10387       10226
11/30/04       11144         11596       11535
11/30/05       12192         12633       12510
11/30/06       13899         14311       14289

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class C Shares
Through 11/30/06

                                  Full
                   Net Asset     Offering
Period               Value     Price ++++
----------------   ---------   ----------
1 Year               14.00%       13.00%
5 Years               6.87%        6.87%
Since Inception*      3.91%        3.91%

++++ 1% contingent deferred sales charge applies in the first year.

*    5/4/98

+    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++   An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                                              25

Sentinel Common Stock Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Financials                                                                17.8%
Industrials                                                               15.5%
Health Care                                                               15.0%
Information Technology                                                    11.9%
Energy                                                                    11.5%

Sector                                                                   Percent
------                                                                   -------
Consumer Discretionary                                                     9.4%
Consumer Staples                                                           9.0%
Materials                                                                  4.4%
Telecommunication Services                                                 1.6%
Utilities                                                                  1.0%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
ExxonMobil Corp.                                                           3.3%
Schlumberger Ltd.                                                          2.6%
Johnson & Johnson                                                          2.6%
United Technologies Corp.                                                  2.6%
General Electric Co.                                                       2.5%
Bank of America Corp.                                                      2.2%

Description                                                              Percent
-----------                                                              -------
Citigroup, Inc.                                                            2.2%
Medtronic, Inc.                                                            2.1%
Altria Group, Inc.                                                         1.8%
Microsoft Corp.                                                            1.7%
                                                                          ----
   Total of Net Assets                                                    23.6%
                                                                          ----

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2006

                                                                        Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Common Stocks 97.1%
Consumer Discretionary 9.4%
Comcast Corp. (a)                                         475,000   $ 19,133,000
Gap, Inc.                                                 135,000      2,527,200
Grupo Televisa SA ADR                                     328,000      8,619,840
Hilton Hotels Corp.                                       310,000     10,177,300
Idearc, Inc. (a)                                            6,250        172,125
McDonald's Corp.                                          269,400     11,306,718
McGraw-Hill Cos., Inc.                                    183,800     12,250,270
Staples, Inc.                                             375,000      9,551,250
Time Warner, Inc.                                         946,100     19,054,454
TJX Cos, Inc.                                             256,700      7,038,714
Walt Disney Co.                                           317,700     10,499,985
                                                                    ------------
                                                                     110,330,856
                                                                    ------------
Consumer Staples 9.0%
Altria Group, Inc.                                        255,400     21,507,234
CVS Corp. (b)                                             200,000      5,754,000
Diageo PLC ADR                                            150,000     11,593,500
Kellogg Co. (b)                                           156,300      7,780,614
Kimberly-Clark Corp.                                      200,000     13,294,000
PepsiCo, Inc.                                             308,100     19,092,957
Procter & Gamble Co.                                      320,975     20,154,020
Wal-Mart Stores, Inc.                                     150,000      6,915,000
                                                                    ------------
                                                                     106,091,325
                                                                    ------------
Energy 11.5%
Chevron Corp.                                             240,000     17,356,800
EOG Resources, Inc.                                       132,500      9,345,225
ExxonMobil Corp.                                          500,000     38,405,000
GlobalSantaFe Corp.                                       181,100     10,866,000
Noble Energy, Inc.                                        160,000      8,560,000
Pride Int'l., Inc. (a)                                    208,400      6,729,236
Schlumberger Ltd.                                         450,000     30,816,000
Weatherford Int'l., Ltd. (a)                              300,000     13,473,000
                                                                    ------------
                                                                     135,551,261
                                                                    ------------
Financials 17.8%
American Express Co.                                      253,300     14,873,776
American Int'l. Group,
   Inc.                                                   260,000     18,283,200
Ameriprise Financial, Inc.                                 50,660      2,740,706

                                                                        Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Bank of America Corp.                                     490,000   $ 26,386,500
Bank of New York Co., Inc.                                250,000      8,885,000
Citigroup, Inc.                                           520,000     25,786,800
Goldman Sachs Group, Inc                                   43,200      8,415,360
JPMorgan Chase & Co.                                      440,700     20,395,596
Mellon Financial Corp. (b)                                250,000     10,057,500
Merrill Lynch & Co., Inc.                                 140,000     12,240,200
Morgan Stanley                                            154,300     11,751,488
PNC Financial Services Group, Inc.                         75,000      5,301,750
St. Paul Travelers Cos., Inc.                             125,000      6,476,250
US Bancorp                                                400,000     13,456,000
Wachovia Corp.                                            206,900     11,211,911
Wells Fargo & Co.                                         376,600     13,271,384
                                                                    ------------
                                                                     209,533,421
                                                                    ------------
Health Care 15.0%
Amgen, Inc. (a)                                           220,000     15,620,000
Baxter Int'l., Inc.                                       268,000     11,990,320
Bristol-Myers Squibb Co.                                  138,300      3,433,989
Cigna Corp.                                                45,100      5,684,855
Eli Lilly & Co.                                           150,000      8,038,500
GlaxoSmithKline PLC ADR                                   201,300     10,695,069
Johnson & Johnson                                         466,700     30,760,197
Laboratory Corp. of America Holdings (a)(b)               186,700     13,218,360
Medco Health Solutions, Inc. (a)                          119,924      6,021,384
Medtronic, Inc.                                           475,000     24,761,750
Novartis AG ADR                                           200,000     11,682,000
Pfizer, Inc.                                              495,900     13,632,291
Teva Pharmaceutical Industries Ltd. ADR                   175,900      5,639,354
Zimmer Holdings, Inc. (a)                                 212,000     15,467,520
                                                                    ------------
                                                                     176,645,589
                                                                    ------------

                                                                        Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Industrials 15.5%
Boeing Co.                                                120,000   $ 10,623,600
Canadian National Railway Co.                              98,800      4,650,516
Deere & Co.                                                98,300      9,436,800
General Dynamics Corp.                                    144,800     10,836,832
General Electric Co.                                      825,000     29,106,000
Honeywell Int'l., Inc.                                    449,300     19,310,914
Northrop Grumman Corp                                     131,900      8,828,067
Rockwell Automation, Inc.                                 226,500     14,740,620
Tyco Int'l. Ltd.                                          623,400     18,882,786
Union Pacific Corp.                                       131,600     11,912,432
United Technologies Corp.                                 470,000     30,329,100
Waste Management, Inc.                                    380,000     13,911,800
                                                                    ------------
                                                                     182,569,467
                                                                    ------------
Information Technology 11.9%
Accenture Ltd.                                            150,000      5,055,000
Adobe Systems, Inc. (a)                                   185,000      7,424,050
Applied Materials, Inc. (b)                               361,400      6,497,972
Broadcom Corp. (a)                                        185,000      6,073,550
Cisco Systems, Inc. (a)                                   412,900     11,098,752
Citrix Systems, Inc. (a)                                  193,800      5,569,812
EMC Corp. (a)                                             600,000      7,866,000
Intel Corp.                                               365,700      7,807,695
Int'l Business Machines Corp.                              97,600      8,971,392
Microchip Technology, Inc. (b)                            240,000      8,186,400
Microsoft Corp.                                           700,000     20,531,000
Motorola, Inc.                                            441,600      9,790,272
Nokia Oyj ADR                                             410,900      8,308,398
Oracle Corp. (a)                                          380,000      7,231,400
Seagate Technology (b)(c)                                 330,000      8,500,800
Texas Instruments, Inc.                                   270,000      7,978,500
Western Union Co. (a)                                     107,100      2,441,880
                                                                    ------------
                                                                     139,332,873
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                       Value
                                                       Shares         (Note 2)
                                                     ----------    -------------
Materials 4.4%
EI Du Pont de Nemours & Co.                             231,300    $  10,854,909
Freeport-McMoRan
   Copper & Gold, Inc.                                  313,700       19,722,319
Int'l. Paper Co. (b)                                    198,800        6,580,280
Newmont Mining Corp. (b)                                 57,200        2,683,252
Praxair, Inc. (b)                                       182,800       11,406,720
                                                                   -------------
                                                                      51,247,480
                                                                   -------------

Telecommunication Services 1.6%
America Movil SA de CV
   ADR                                                  130,000        5,781,100
AT&T, Inc.                                              192,200        6,517,502
Sprint Nextel Corp.                                     105,200        2,052,452
Verizon Communications, Inc.                            125,000        4,367,500
                                                                   -------------
                                                                      18,718,554
                                                                   -------------

Utilities 1.0%
Dynegy, Inc. (a)                                          5,874           39,885
Entergy Corp.                                           133,800       12,218,616
                                                                   -------------
                                                                      12,258,501
                                                                   -------------
Total Common Stocks
(Cost $685,713,809)                                                1,142,279,327
                                                                   -------------
Warrants 0.0%
Lucent Technologies, Inc. (a)(d)
   (Cost $0)                                             23,806            5,356
                                                                   -------------
Money Market Funds 2.5%
State Street Navigator
   Securities Lending
   Prime Portfolio (e)
   (Cost $28,917,666)                                28,917,666       28,917,666
                                                                   -------------

                                                     Principal
                                                      Amount          Value
                                                    (M=$1,000)       (Note 2)
                                                    ----------   ---------------
U.S. Government Obligations 2.7%
U.S. Government Agency
   Obligations 2.7%
Federal Home Loan Bank 2.7%
Agency Discount Notes:
   5.16%, 12/04/06                                      5,600M   $    5,597,592
   5.15%, 12/05/06                                     10,000M        9,994,278
   5.17%, 12/06/06                                      9,700M        9,693,035
   5.16%, 12/07/06                                      7,000M        6,993,980
                                                                 --------------
Total U.S. Government Obligations
   (Cost $32,278,885)                                                32,278,885
                                                                 --------------
Total Investments 102.3%
   (Cost $746,910,360)**                                          1,203,481,234

Excess of Liabilities Over Other Assets (2.3%)                      (26,956,435)
                                                                 --------------
Net Assets 100.0%                                                $1,176,524,799
                                                                 ==============

Footnotes

(a)  Non-income producing

(b)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $25,274,852 and $28,362,061, respectively.

(c)  Return of Capital paid during the fiscal period.

(d)  Warrant

(e)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $749,714,749. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $453,766,485 of which $458,297,722 related to appreciated securities and
     $4,531,237 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                                                              27

Sentinel Conservative Allocation Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. The Fund invests in domestic investment grade bonds, lower rated bonds, foreign bonds, in some cases denominated in foreign currencies, and equity securities, such as common stocks, preferred stocks, and convertible debt securities.

Sentinel Conservative Allocation Fund^

                                    [PHOTO]

                             Daniel J. Manion, CFA

                                    [PHOTO]

                             David M. Brownlee, CFA

                                    [PHOTO]

                            Daniel E. Gass, Jr., CFA

                                    [PHOTO]

                            Katherine Schapiro, CFA

     The Sentinel Conservative Allocation Fund returned 9.31% for the fiscal year ending November 30, 2006. The Fund's performance exceeded the 5.94% return for the Lehman Aggregate Bond Index by a substantial margin but lagged the
11.58% return for the Lehman Brothers U.S. Corporate High-Yield Index. Its
performance compared favorably to the 8.66% return for the Morningstar
Conservative Allocation Category.

     Effective August 14, 2006, Sentinel Asset Management, Inc. commenced internal management of the Fund, ending a sub-advisory relationship that had been in existence since the Fund's inception. Sentinel has considerable in-house expertise and experience managing funds in the asset classes that represent the key components of the Fund's holdings: domestic and international equities, investment grade and high yield fixed income securities, and short-term instruments. Additionally, as of November 1, 2006, a change in the Fund's prospectus took effect, increasing its maximum equity allocation to 50% from
35%.

     The Fund's asset allocation as of November 30, 2006 was 37% equities
(including international equities and Exchange Traded Funds); 43% government bonds, 15% corporate bonds (including high yield bonds), and 5% cash. Since mid-August of this fiscal year, the Fund has meaningfully increased its equity exposure, while using foreign currency-denominated debt holdings and lower-quality credits within the corporate bond component of the Fund as a source of funds. Sector weightings in the Fund's equity allocation also changed, as we moved to increase overall portfolio diversification.

     The Fund's equity holdings are mostly comprised of high quality, cash-generating companies. Dividend income is an important consideration, and the Fund tends to own companies that have a history of above-average rates of dividend growth. The bulk of our equity holdings are large-cap multinational companies with solid growth prospects, strong discretionary cash flows, financial strength and reasonable valuations.

     We continued to see a compelling risk/reward proposition in larger-capitalization stocks in general, which have lagged mid-and small-cap stocks by a wide margin over much of the past five years.

     During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board suspended its string of 17 consecutive interest-rate increases in August and adopted a wait-and-see approach, but still cited inflation as a bigger risk to the U.S. economy than slower economic growth. Interest rates remained volatile during the 12- month period, but finished virtually unchanged. The U.S. Treasury yield curve inverted over the fiscal year, with short-maturity securities trading at higher yields than long-maturity bonds.

     The Fund continued to emphasize yield in this relatively low interest-rate environment, and we plan to continue to maintain high exposure to mortgage-backed securities. A sizeable commitment to very high grade fixed-income securities should generate an attractive income stream, and could mitigate overall return volatility in the corporate high yield bond and equity asset classes, potentially reducing overall portfolio risk for the Sentinel
Conservative Allocation Fund.

     We appreciate your support.

/s/ Daniel J. Manion
----------------------------------------
Daniel J. Manion, CFA

/s/ David M. Brownlee
----------------------------------------
David M. Brownlee, CFA

/s/ Daniel E. Gass
----------------------------------------
Daniel E. Gass, Jr., CFA

/s/ Katherine Schapiro
----------------------------------------
Katherine Schapiro, CFA

^    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

Sentinel Conservative Allocation Fund^ Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information. Sentinel Conservative
Allocation Fund was called Sentinel Capital Markets Income Fund prior to
11/1/06.

Sentinel Conservative Allocation^ Fund Performance - Class A
March 10, 2003 inception through November 30, 2006

                                     [CHART]

                                  [Line Chart]

                Sentinel
              Conservative
               Allocation        Lehman       Lehman          MS
              Fund Class A      Aggregate   High Yield   Conservative
            Shares with/load   Bond Index   Bond Index    Allocation
            ----------------   ----------   ----------   ------------
10/3/2003          9500           10000        10000        10000
11/30/03          10979           10111        12050        10964
11/30/04          12031           10560        13493        11686
11/30/05          12304           10813        13949        12165
11/30/06          13450           11455        15565        13219

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Average Annual Total Return - Class A Shares

Through 11/30/06

Period             Net Asset Value   Full Offering Price++++
----------------   ---------------   -----------------------
1 Year                  9.31%                 3.86%
Since Inception*        9.79%                 8.28%

++++ Sales charge applicable to year of initial investment.

*    3/10/03

Sentinel Conservative Allocation Fund^ Performance - Class B
March 10, 2003 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

                Sentinel
              Conservative
               Allocation        Lehman       Lehman          MS
              Fund Class B      Aggregate   High Yield   Conservative
            Shares with CDSC   Bond Index   Bond Index    Allocation
            ----------------   ----------   ----------   ------------
10/3/2003        10000            10000        10000         10000
11/30/03         11511            10111        12050         10979
11/30/04         12507            10560        13493         11655
11/30/05         12685            10813        13949         12115
11/30/06         13547            11455        15565         13164

Note that Fund performance reflects all expenses and management fees, and the 2%
contingent deferred sales charge (CDSC) that would apply if the investment was redeemed at the end of the period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class B Shares

Through 11/30/06

Period             Net Asset Value   Full Offering Price++++
----------------   ---------------   -----------------------
1 Year                  8.37%                 4.37%
Since Inception*        8.92%                 8.49%

++++ Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

*    3/10/03

Sentinel Conservative Allocation Fund^ Performance - Class C
March 10, 2003 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

              Sentinel
            Conservative
             Allocation      Lehman       Lehman          MS
            Fund Class C    Aggregate   High Yield   Conservative
               Shares      Bond Index   Bond Index    Allocation
            ------------   ----------   ----------   ------------
10/3/2003       10000        10000         10000         10000
11/30/03        11529        10111         12050         10919
11/30/04        12532        10560         13493         11655
11/30/05        12735        10813         13949         12115
11/30/06        13782        11455         15565         13164

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class C Shares

Through 11/30/06

Period             Net Asset Value   Full Offering Price++++
----------------   ---------------   -----------------------
1 Year                  8.23%                 7.23%
Since Inception*        8.99%                 8.99%

++++ 1% contingent deferred sales charge applies in the first year.

*    3/10/03

^    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

+    The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
     Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

++   The Lehman Brothers U.S. Corporate High-Yield Index is an index consisting of non-investment grade domestic and corporate bonds maturing in more than one year. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

International securities in the Fund's portfolio are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting domestic markets and may experience wider price fluctuations.
High yield securities in the Fund's portfolio, are subject to higher default risk than investment grade bonds. The Fund is subject to interest rate risk.
Bond values will generally decline as interest rates rise and generally increase as interest rates fall. Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S.
government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                                              29

Sentinel Conservative Allocation Fund^

Portfolio Weightings

As a percentage of net assets as of 11/30/06
Average Effective Duration (for all Fixed Income Holdings) 3.0 years**

Asset Category                                          Percentage of Net Assets
--------------                                          ------------------------
U.S. Government Obligations                                       44.2%
Common Stocks                                                     36.2%
Bonds                                                             16.7%

Asset Category                                          Percentage of Net Assets
--------------                                          ------------------------

Foreign Stocks                                                     1.0%
Cash and Other                                                     1.9%

Top 10 Equity Holdings* as of 11/30/06

Description                                             Percentage of Net Assets
-----------                                             ------------------------
SPDR Trust Series 1                                                 4.6%
ExxonMobil Corp.                                                    1.1%
Bank of America Corp.                                               1.0%
Citigroup, Inc.                                                     0.9%
Deere & Co.                                                         0.8%
ConocoPhillips                                                      0.8%
JPMorgan Chase & Co.                                                0.8%
Pfizer, Inc.                                                        0.8%
American Int'l. Group, Inc.                                         0.8%
General Electric Co.                                                0.7%
                                                                   ----
  Total of Net Assets*                                             12.3%
                                                                   ----

Top 10 Fixed Income Holdings* as of 11/30/06

                                                           Maturity   Percent of
Description                                       Coupon     Date     Net Assets
-----------                                       ------   --------   ----------
FHR 3213 JB                                        6.0%    01/15/30       5.4%
FNMA 886845                                        5.5%    09/01/36       5.2%
FNR 03-42 PE                                       5.5%    12/25/31       4.4%
FHR 3179 PE                                        5.8%    12/15/18       3.6%
GNMA 628416X                                       6.0%    03/15/24       3.1%
FNR 02-93 CM                                       5.5%    10/25/31       2.7%
FNR 02-97 PG                                       5.5%    12/25/31       2.7%
FHR 3181 BV                                        6.5%    06/15/26       1.8%
FNR 06-78 BV                                       6.5%    06/25/23       1.8%
FNR 06-90 BE                                       6.0%    04/25/35       1.8%
                                                                         ----
   Total of Net Assets*                                                  32.5%
                                                                         ----

*    "Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**   The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2006

                                                        Principal
                                                          Amount        Value
                                                        (M=$1,000)     (Note 2)
                                                        ----------   -----------
U.S. Government Obligations 44.2%
U.S. Government Agency
   Obligations 44.2%
Federal Farm Credit Bank 3.1%
Agency Discount Notes:
   5.15%, 12/04/06                                          1,750M   $ 1,749,249
                                                                     -----------
Federal Home Loan Mortgage
   Corporation 17.7%
Collateralized Mortgage Obligations:
FHR 3179 PE
   5.75%, 12/15/18                                          2,000M     2,019,689
FHR 3181 BV
   6.5%, 06/15/26                                           1,000M     1,039,316
FHR 3149 PB
   6%, 08/15/29                                             1,000M     1,018,062
FHR 3213 JB
   6%, 01/15/30                                             3,000M     3,058,383
FHR 2485 TJ
   6%, 08/15/32                                             1,000M     1,020,315
                                                                     -----------
                                                                       8,155,765
                                                                     -----------
Mortgage-Backed Securities:
30-Year:
FHLMC C47315
   6.5%, 08/01/29                                             851M       868,834
FHLMC A51587
   6%, 08/01/36                                               997M     1,008,284
                                                                     -----------
                                                                       1,877,118
                                                                     -----------
Total Federal Home Loan
   Mortgage Corporation                                               10,032,883
                                                                     -----------
Federal National Mortgage
   Association 20.3%
Collateralized Mortgage Obligations:
FNR 06-78 BV
   6.5%, 06/25/23                                           1,000M   $ 1,037,611
FNR 02-93 CM
   5.5%, 10/25/31                                           1,500M     1,505,040
FNR 02-97 PG
   5.5%, 12/25/31                                           1,500M     1,504,692
FNR 03-42 PE
   5.5%, 12/25/31                                           2,500M     2,505,707
FNR 01-63 TC
   6%, 12/25/31                                             1,000M     1,019,538
FNR 06-90 BE
   6%, 04/25/35                                             1,000M     1,024,854
                                                                     -----------
                                                                       8,597,442
                                                                     -----------
Mortgage-Backed Securities:
30-Year:
FNMA 886845
   5.5%, 09/01/36                                           2,965M     2,955,249
                                                                     -----------
Total Federal National
   Mortgage Association                                               11,552,691
                                                                     -----------
Government National Mortgage
   Corporation 3.1%
Mortgage-Backed Securities:
30-Year:
GNMA 628416X
   6%, 03/15/24                                             1,716M     1,743,883
                                                                     -----------
Total U.S. Government
   Obligations
   (Cost $24,950,576)                                                 25,078,706
                                                                     -----------
Bonds 16.7%
Basic Industry 1.5%
Freeport-McMoran
   Copper & Gold, Inc.
   6.875%, 02/01/14                                           200M   $   205,000
Huntsman LLC
   11.5%, 07/15/12                                            165M       187,275
Lyondell Chemical Co.
   9.5%, 12/15/08                                              71M        72,952
Novelis, Inc.
   7.25%, 02/15/15 (a)                                        250M       241,250
United States Steel Corp.
   10.75%, 08/01/08                                           130M       141,700
                                                                     -----------
                                                                         848,177
                                                                     -----------
Capital Goods 1.0%
Crown Americas LLC
   7.75%, 11/15/15                                            250M       258,125
L-3 Communications Corp.
   6.375%, 10/15/15                                           300M       299,250
                                                                     -----------
                                                                         557,375
                                                                     -----------
Consumer Cyclical 1.6%
Accuride Corp.
   8.5%, 02/01/15                                             150M       144,375
GMAC LLC
   6.875%, 08/28/12                                           250M       257,936
Unifi, Inc.
   11.5%, 05/15/14 (a)                                        175M       168,875
Visteon Corp.
   8.25%, 08/01/10                                            100M        97,750
Warnaco, Inc.
   8.875%, 06/15/13                                           250M       266,875
                                                                     -----------
                                                                         935,811
                                                                     -----------

^    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

    The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Allocation Fund

Investment in Securities (Continued)
at November 30, 2006

                                                          Principal
                                                           Amount        Value
                                                         (M=$1,000)    (Note 2)
                                                         ----------   ----------
Consumer Non-Cyclical 0.4%
Elizabeth Arden, Inc.
   7.75%, 01/15/14                                             200M   $  200,000
                                                                      ----------
Energy 2.8%
ANR Pipeline Co.
   8.875%, 03/15/10                                             80M       84,490
Chesapeake Energy Corp.
   6.375%, 06/15/15                                            100M       97,750
   6.875%, 01/15/16                                            230M      231,437
Dresser-Rand Group Inc.
   7.375%, 11/01/14                                            115M      116,150
El Paso Corp.
   7.875%, 06/15/12                                            225M      237,375
Encore Acquisition Co.
   6.25%, 04/15/14                                             250M      235,000
Parker Drilling Co.
   9.625%, 10/01/13                                             70M       77,000
PetroHawk Energy Corp.
   9.125%, 07/15/13                                            200M      209,250
Williams Cos., Inc.
   7.5%, 01/15/31                                              125M      129,375
   8.125%, 03/15/12                                            150M      162,000
                                                                      ----------
                                                                       1,579,827
                                                                      ----------
Foreign Sovereign 2.1%
Colombia Government
   Int'l. Bond
   9.75%, 04/09/11                                             284M      310,693
Russian Ministry of Finance
   3%, 05/14/08                                                440M      425,392
Venezuela Government
   Int'l. Bond
   6.51063%, 04/20/11 (b)                                      470M      467,462
                                                                      ----------
                                                                       1,203,547
                                                                      ----------
Media 1.5%
Charter Communications
   Holdings
   10.25%, 09/15/10                                            250M      262,500
Houghton Mifflin Co.
   8.25%, 02/01/11                                             125M      130,781
Mediacom LLC
   9.5%, 01/15/13                                              250M      258,125
Paxson Communications
   Corp
   11.6238%, 01/15/13 (a)(c)                                   200M      202,000
                                                                      ----------
                                                                         853,406
                                                                      ----------
Services Cyclical 1.5%
Cinemark USA, Inc.
   9%, 02/01/13                                                110M      114,950
Education Management
   LLC
   8.75%, 06/01/14 (a)                                         100M      103,500
Isle of Capri Casinos, Inc.
   7%, 03/01/14                                                125M      122,969
Las Vegas Sands Corp.
   6.375%, 02/15/15                                            200M      193,750
Mandalay Resort Group
   10.25%, 08/01/07                                            150M      154,875
Town Sports Int'l, Inc.
   9.625%, 04/15/11                                            128M      135,680
                                                                      ----------
                                                                         825,724
                                                                      ----------
Services Non-Cyclical 0.4%
Universal Hospital
   Services, Inc.
   10.125%, 11/01/11                                           215M   $  230,050
                                                                      ----------
Technology 0.6%
Northern Telecom Capital
   7.875%, 06/15/26                                            150M      134,250
Sungard Data Systems,
   Inc.
   9.125%, 08/15/13                                            200M      210,750
                                                                      ----------
                                                                         345,000
                                                                      ----------
Telecommunications 2.1%
Centennial
   Communications Corp.
   10.125%, 06/15/13                                           250M      270,000
Citizens Communications
   Co.
   6.25%, 01/15/13                                             275M      270,531
Horizon PCS, Inc.
   11.375%, 07/15/12                                            75M       83,625
Qwest Capital Funding, Inc.
   7%, 08/03/09                                                300M      306,000
Rogers Wireless, Inc.
   6.375%, 03/01/14                                            250M      252,188
                                                                      ----------
                                                                       1,182,344
                                                                      ----------
Utilities 1.2%
AES Corp.
   7.75%, 03/01/14                                             225M      239,625
Mirant North America LLC
   7.375%, 12/31/13                                            190M      193,325
Orion Power Holdings, Inc.
   12%, 05/01/10                                               150M      170,625
Tenaska Alabama
   Partners LP
   7%, 06/30/21 (a)                                             97M       96,723
                                                                      ----------
                                                                         700,298
                                                                      ----------
Total Bonds
   (Cost $9,272,923)                                                   9,461,559
                                                                      ----------

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
Common Stocks 36.2%
Consumer Discretionary 1.3%
Idearc, Inc. (d)                                                364   $   10,024
Target Corp.                                                  3,459      200,933
Toyota Motor Corp. ADR                                        3,000      360,150
Walt Disney Co.                                               5,573      184,188
                                                                      ----------
                                                                         755,295
                                                                      ----------
Consumer Staples 2.9%
Altria Group, Inc.                                            3,497      294,482
Clorox Co.                                                    2,000      128,000
Coca-Cola Co.                                                 4,455      208,628
Colgate-Palmolive Co.                                         2,500      162,625
General Mills, Inc.                                           2,811      157,275
Kimberly-Clark Corp.                                          4,544      302,040
Procter & Gamble Co.                                          2,772      174,054
Wal-Mart Stores, Inc.                                         3,928      181,081
                                                                      ----------
                                                                       1,608,185
                                                                      ----------
Energy 3.9%
BP PLC ADR                                                    3,991      271,707
ConocoPhillips                                                7,088      477,022
ExxonMobil Corp.                                              8,245      633,299
GlobalSantaFe Corp.                                           4,500      270,000
Hess Corp.                                                    1,426       71,685
Occidental Petroleum
   Corp.                                                      3,162      159,175
Schlumberger Ltd.                                             1,600      109,568
Weatherford Int'l., Ltd. (d)                                  5,000      224,550
                                                                      ----------
                                                                       2,217,006
                                                                      ----------
Exchange Traded Funds 4.6%
SPDR Trust Series 1                                          18,500    2,599,620
                                                                      ----------
Financials 6.8%
Allstate Corp.                                                1,818      115,406
American Int'l. Group, Inc.                                   6,165      433,523
Bank of America Corp.                                        10,088      543,239
Citigroup, Inc.                                              10,047      498,231
Franklin Resources Inc                                        1,800      192,132
JPMorgan Chase & Co.                                          9,640      446,139
Merrill Lynch & Co., Inc.                                     3,005      262,727
Moody's Corp.                                                 4,700      326,556
PNC Financial Services
   Group, Inc.                                                5,006      353,874
St. Paul Travelers Cos.,
   Inc.                                                       7,409      383,860
Wells Fargo & Co.                                             8,032      283,048
                                                                      ----------
                                                                       3,838,735
                                                                      ----------
Health Care 4.2%
Baxter Int'l., Inc.                                           2,588      115,787
Bristol-Myers Squibb Co.                                      5,500      136,565
Caremark Rx Inc.                                              1,884       89,113
Eli Lilly & Co.                                               3,000      160,770
GlaxoSmithKline PLC ADR                                       5,200      276,276
Johnson & Johnson                                             2,406      158,580
Medtronic, Inc.                                               5,245      273,422
Merck & Co., Inc.                                             4,778      212,669
Novartis AG ADR                                               2,400      140,184
Pfizer, Inc.                                                 16,027      440,582
Quest Diagnostics, Inc.                                       3,000      159,510
UnitedHealth Group, Inc.                                      3,000      147,240
Wyeth                                                         1,868       90,187
                                                                      ----------
                                                                       2,400,885
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                              31

Sentinel Conservative Allocation Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
Industrials 4.5%
Canadian National
   Railway Co.                                               7,000   $   329,490
Deere & Co.                                                  5,000       480,000
General Electric Co.                                        11,713       413,235
Honeywell Int'l., Inc.                                       7,300       313,754
Lockheed Martin Corp.                                        2,861       258,777
Tyco Int'l. Ltd.                                             5,403       163,657
United Technologies Corp.                                    4,575       295,225
Waste Management, Inc.                                       8,000       292,880
                                                                     -----------
                                                                       2,547,018
                                                                     -----------
Information Technology 3.1%
Altera Corp. (d)                                             4,994        99,331
Ansys, Inc. (d)                                              4,000       187,800
Canon, Inc. ADR                                              6,000       315,780
Intel Corp.                                                  4,600        98,210
Microchip Technology, Inc.                                   8,500       289,935
Microsoft Corp.                                              8,671       254,320
Motorola, Inc.                                               3,753        83,204
Seagate Technology (e)                                       8,500       218,960
Texas Instruments, Inc.                                      7,000       206,850
                                                                     -----------
                                                                       1,754,390
                                                                     -----------
Materials 1.7%
Dow Chemical Co.                                             2,354        94,184
EI Du Pont de Nemours &
   Co.                                                       7,000       328,510
Packaging Corp of
   America                                                  12,500       281,875
Weyerhaeuser Co.                                             4,308       278,641
                                                                     -----------
                                                                         983,210
                                                                     -----------
Telecommunication Services 1.7%
AT&T, Inc.                                                   2,062        69,923
BellSouth Corp.                                              7,007       312,442
Chunghwa Telecom Co
   Ltd. ADR                                                     94         1,786
Sprint Nextel Corp.                                         16,091       313,935
Verizon Communications,
   Inc.                                                      7,297       254,957
                                                                     -----------
                                                                         953,043
                                                                     -----------
Utilities 1.5%
DPL Inc.                                                     5,500       153,780
Energy East Corp.                                            3,437        83,966
Entergy Corp.                                                1,734       158,349
FPL Group Inc.                                               3,411       181,806
Mirant Corp. (d)                                             5,464       166,215
TXU Corp.                                                    2,181       125,168
                                                                     -----------
                                                                         869,284
                                                                     -----------
Total Common Stocks
   (Cost $17,408,123)                                                 20,526,671
                                                                     -----------
Foreign Stocks 1.0%
Japan 0.1%
Nomura Holdings, Inc.                                        4,800   $    84,178
                                                                     -----------
Switzerland 0.3%
Nestle SA                                                      500       176,485
                                                                     -----------
United Kingdom 0.6%
Diageo PLC                                                   7,500       143,966
Scottish Power PLC                                          11,642       172,784
                                                                     -----------
                                                                         316,750
                                                                     -----------
Total Foreign Stocks
   (Cost $500,363)                                                       577,413
                                                                     -----------
Total Investments 98.1%
   (Cost $52,131,985)**                                               55,644,349

Other Assets in Excess of Liabilities 1.9%                             1,077,909
                                                                     -----------
Net Assets 100.0%                                                    $56,722,258
                                                                     ===========

Footnotes

(a)   Security exempt from registration under Rule 144A of the Securities Act of
      1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November
      30, 2006, the market value of rule 144A securities amounted to $812,348 or
      1.4% of net assets.

(b)   Republic of Venezuela has a variable interest rate that floats quarterly on the 22nd of January, April, July, October. The interest rate is based on the 3-month Libor rate plus 1%.

(c)   Paxson Communications has a variable interest rate that floats quarterly on the 15th of January, April, July, October. The interest rate is based on the 3-month Libor rate plus 6.25%.

(d)   Non-income producing

(e)   Return of Capital paid during the fiscal period.

**    Cost for federal income tax purposes is $52,149,540. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
      $3,494,809 of which $3,725,223 related to appreciated securities and
      $230,414 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

SPDR - Standard & Poor's Depository Receipt

    The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

Sentinel Government Securities Fund

                                    [PHOTO]

"During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period."

David M. Brownlee, CFA

     For the fiscal year ending November 30, 2006, the Sentinel Government
Securities Fund returned 5.41%. By comparison, the Lehman Brothers Government
Bond Index returned 5.16%. The Fund's peer group, the Morningstar Intermediate
Government Category, returned 4.85%.

     During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board suspended its string of 17 consecutive interest rate increases in August, and adopted a wait-and-see approach, but still cited inflation as a bigger risk to the U.S. economy than slower economic growth. Interest rates remained volatile during the period, but finished virtually unchanged. The U.S. Treasury 10-year Note fell 3 basis points, from
4.48% to 4.45%, while the U.S. Treasury 2-year Note - the U.S. Treasury security most sensitive to changes by the Federal Reserve - rose 20 basis points, from
4.41% to 4.61%.

     The U.S. Treasury yield curve inverted over the fiscal year, with short-maturity securities trading at higher yields than long-maturity bonds.
Many investors believe that an inverted yield curve is a precursor to an economic recession. Accordingly, many bond investors favored longer-duration bonds, at lower yields, than their short-duration counterparts, which possessed higher yields. As measured by the 2-year U.S. Treasury note to 30-year U.S.
Treasury bond yield differential, the U.S. Treasury yield curve flattened from
+28 basis points on November 30, 2005, to -5 basis points on November 30, 2006.
Given this inversion, longer- maturity bonds generally outperformed those of shorter duration.

     In terms of relative performance, within the U.S. government securities sector of the fixed-income market, mortgage-backed securities (MBS) outperformed their U.S. Treasury and Agency counterparts by a wide margin, as evidenced by the 6.55% 12-month total return for the Lehman Brothers MBS Index versus the
5.16% return for the Lehman Brothers Government Bond Index. Bond investors viewed the MBS sector as very attractive, given its relatively high yield increments over U.S. Treasury securities. Prepayments on mortgage-backed securities remained very stable and relatively dormant over the 12-month period.

     As of November 30, 2006, the Sentinel Government Securities Fund's
effective duration stood at 2.85 years, down from 3.86 years at the close of the previous fiscal year. Exposure to the MBS sector was 100% of assets, with approximately 92% in collateralized mortgage obligations (CMOs) and 8% in mortgage pass-through pools. The Fund emphasized yield in this relatively low, yet volatile, interest-rate environment, and we intend to maintain high exposure to the MBS sector. The Fund's active duration management and yield emphasis via mortgage-backed securities allowed it to outperform its peer group for the
12-month period.

     In summary, it was a year in which bonds returned their initial starting yield levels or their coupon. We are adamantly committed to the Fund's goals of high current income while seeking to control risk through all market environments, and we appreciate your continued support.

/s/ David M. Brownlee
----------------------
David M. Brownlee, CFA

                                                                              33

Sentinel Government Securities Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Government Securities Fund Performance - Class A
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

            Sentinel                     Lehman
           Government    Morningstar   Government
           Securities   Intermediate     'Bond
              Fund       Government      Index
           ----------   ------------   ----------
11/30/96       9600        10000          10000
11/30/97      10285        10677          10735
11/30/98      11316        10753          11889
11/30/99      11035        11487          11725
11/30/00      12109        12466          12934
11/30/01      13314        13622          14270
11/30/02      14206        14595          15399
11/30/03      14895        14950          16002
11/30/04      15611        15466          16557
11/30/05      15935        15679          16991
11/30/06      16797        16439          17868

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performances do not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund's maximum Class A sales charge had been 4%.

Average Annual Total Return - Class A Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       5.41%       1.24%
5 Years      4.76%       3.91%
10 Years     5.75%       5.32%

++++ Sales charge applicable to year of initial investment.

Sentinel Government Securities Fund Performance - Class C
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

            Sentinel
           Government    Morningstar     Lehman
           Securities   Intermediate   Government
              Fund       Government    'Bond Index
           ----------   ------------   -----------
11/30/96      10000        10000          10000
11/30/97      10617        10677          10735
11/30/98      11584        10753          11889
11/30/99      11179        11487          11725
11/30/00      12142        12466          12934
11/30/01      13214        13622          14270
11/30/02      13956        14595          15399
11/30/03      14496        14950          16002
11/30/04      15055        15466          16557
11/30/05      15235        15679          16991
11/30/06      15886        16439          17868

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

The Class C share returns for this Fund prior to June 1, 2006 are based on the returns of that Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C's estimated higher expenses.

Average Annual Total Return - Class C Shares
Through 11/30/06

                         Full
           Net Asset   Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       4.27%      3.27%
5 Years      3.75%      3.75%
10 Years     4.74%      4.74%

++++ 1% contingent deferred sales charge applies in the first year.

+    The Lehman Brothers Government Bond Index is an unmanaged index comprising
     U.S. government and government agency securities with maturities of one year or longer. An investment cannot be made directly in an index.

++   An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall.
Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Government Securities Fund

Average Effective Duration**
As a percentage of net assets as of 11/30/06
Average Effective Duration (for all Fixed Income Holdings) 2.9 years**

Duration                                                                 Percent
--------                                                                 -------
Less than 1 yr                                                             2.94%
1 yr. to 2.99 yrs                                                         61.97%
3 yrs. to 3.99 yrs                                                        19.96%

Duration                                                                 Percent
--------                                                                 -------
4 yrs. to 5.99 yrs.                                                       10.09%
6 yrs. to 7.99 yrs.                                                        5.04%

Top 10 Holdings* as of 11/30/06

                                                           Maturity   Percent of
Description                                       Coupon     Date     Net Assets
-----------                                       ------   --------   ----------
GNR 06-41 VB                                       6.0%    03/20/24      6.1%
GNR 03-75 JC                                       6.0%    08/20/32      5.4%
FHR 3165 GC                                        6.0%    05/15/32      5.3%
FNR 06-66 NV                                       6.5%    02/25/24      5.3%
FNR 01-63 TC                                       6.0%    12/25/31      5.2%
FHR 2534 BF                                        5.5%    02/15/31      5.2%

                                                           Maturity   Percent of
Description                                       Coupon     Date     Net Assets
-----------                                       ------   --------   ----------
GNR 01-53 PB                                       6.5%    11/20/31      5.0%
FNR 06-63 VH                                       6.5%    03/25/23      5.0%
FNR 06-88 BV                                       6.5%    11/25/25      4.8%
FHR 2485 TJ                                        6.0%    08/15/32      4.7%
   Total of Net Assets                                                  52.0%

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**   The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at November 30, 2006

                                                        Principal
                                                         Amount        Value
                                                       (M=$1,000)     (Note 2)
                                                       ----------   -----------
(U.S. Government)
   Obligations 100.0%
U.S. Government Agency
   Obligations 100.0%
Federal Home Loan Bank 1.5%
Agency Discount Notes:
   5.15%, 12/01/06                                        1,150M    $ 1,150,000
   5.15%, 12/04/06                                        1,999M      1,999,142
                                                                     ----------
Total Federal Home
   Loan Bank                                                          3,149,142
                                                                     ----------
Federal Home Loan Mortgage
   Corporation 39.2%
Collateralized Mortgage Obligations:
FHR 3179 PE
   5.75%, 12/15/18                                       10,000M     10,098,400
FHR 3181 BV
   6.5%, 06/15/26                                         4,000M      4,157,240
FHR 3165 GB
   6%, 04/15/29                                           5,026M      5,116,971
FHR 3149 PB
   6%, 08/15/29                                           7,000M      7,126,437
FHR 3213 JB
   6%, 01/15/30                                           6,000M      6,116,760
FHR 2534 BF
   5.5%, 02/15/31                                        11,000M     11,073,480
FHR 2542 PG
   5.5%, 04/15/31                                        10,000M     10,049,900
FHR 3165 GC
   6%, 05/15/32                                          11,217M     11,464,783
FHR 2485 TJ
   6%, 08/15/32                                          10,000M     10,203,100
                                                                    -----------
                                                                     75,407,071
                                                                    -----------

                                                        Principal
                                                         Amount        Value
                                                       (M=$1,000)     (Note 2)
                                                       ----------   -----------
Mortgage-Backed Securities:
30-Year:
FHLMC 252153
   11%, 11/01/09                                             578    $       618
FHLMC 170141
   11%, 09/01/15                                              3M          3,258
FHLMC 170147
   11%, 11/01/15                                              2M          2,790
FHLMC 360017
   11%, 11/01/17                                              1M          1,374
FHLMC 544457
   11%, 12/01/17                                              6M          6,605
FHLMC A51587
   6%, 08/01/36                                           8,648M      8,747,826
                                                                    -----------
                                                                      8,762,471
                                                                    -----------
Total Federal Home Loan
   Mortgage Corporation                                              84,169,542
                                                                    -----------
Federal National Mortgage
   Association 41.4%
Collateralized Mortgage Obligations:
FNR 06-91 VB
   6.175%, 03/25/23                                       7,045M      7,271,157
FNR 06-63 VH
   6.5%, 03/25/23                                        10,283M     10,650,866
FNR 06-78 BV
   6.5%, 06/25/23                                         5,714M      5,928,904
FNR 06-66 NV
   6.5%, 02/25/24                                        11,000M     11,404,470
FNR 06-88 BV
   6.5%, 11/25/25                                        10,000M     10,393,300
FNR 02-93 CM
   5.5%, 10/25/31                                        10,000M     10,033,500

                                                        Principal
                                                         Amount        Value
                                                       (M=$1,000)     (Note 2)
                                                       ----------   -----------
FNR 02-97 PG
   5.5%, 12/25/31                                        10,000M    $10,031,200
FNR 03-42 PE
   5.5%, 12/25/31                                         4,500M      4,510,260
FNR 01-63 TC
   6%, 12/25/31                                          11,000M     11,214,830
FNR 06-90 BE
   6%, 04/25/35                                           4,000M      4,099,400
                                                                    -----------
                                                                     85,537,887
                                                                    -----------
Mortgage-Backed Securities:
10-Year:
FNMA 556247
   7%, 10/01/10                                              93M         95,269
                                                                    -----------
15-Year:
FNMA 511845
   8.5%, 05/01/10                                             2M          1,860
                                                                    -----------
20-Year:
FNMA 252206
   6%, 01/01/19                                              57M         58,186
FNMA 573745
   6.5%, 08/01/20                                           105M        107,911
                                                                    -----------
                                                                        166,097
                                                                    -----------
25-Year:
FNMA 251808
   10%, 04/01/18                                             20M         21,789
FNMA 758564
   6%, 09/01/24                                             850M        864,337
                                                                    -----------
                                                                        886,126
                                                                    -----------
30-Year:
FNMA 2109
   9.25%, 10/01/09                                           14M         14,144
FNMA 426830
   8%, 11/01/24                                              67M         71,550

    The accompanying notes are an integral part of the financial statements.

                                                                              35

Sentinel Government Securities Fund

Investment in Securities (Continued)
at November 30, 2006

                                                       Principal
                                                        Amount        Value
                                                      (M=$1,000)     (Note 2)
                                                      ----------   ------------
FNMA 738887
   5.5%, 10/01/33                                        1,047M    $  1,046,231
FNMA 748895
   6%, 12/01/33                                          1,186M       1,198,760
                                                                   ------------
                                                                      2,330,685
                                                                   ------------
Total Federal National
   Mortgage Association                                              89,017,924
                                                                   ------------
Government National Mortgage
   Corporation 17.9%
Collateralized Mortgage Obligations:
GNR 06-41 VB
   6%, 03/20/24                                         12,800M      13,161,728
GNR 01-53 PB
   6.5%, 11/20/31                                       10,000M      10,674,700
GNR 03-75 JC
   6%, 08/20/32                                         11,436M      11,679,015
                                                                   ------------
                                                                     35,515,443
                                                                   ------------
Mortgage-Backed Securities:
15-Year:
GNMA II 3197
   7%, 02/20/17                                             38M          39,440
                                                                   ------------
20-Year:
GNMA 623177
   6.5%, 08/15/23                                          478M         492,282
                                                                   ------------
25-Year:
GNMA 608728
   6.5%, 11/15/25                                          807M         833,458
                                                                   ------------
30-Year:
GNMA 102852
   13%, 10/15/13                                             47              53
GNMA 506805
   6.5%, 06/15/29                                          397M         409,963
GNMA 606242
   6%, 04/15/34                                          1,284M       1,306,037
                                                                   ------------
                                                                      1,716,053
                                                                   ------------
Total Government National
   Mortgage Corporation                                              38,596,676
                                                                   ------------
Total U.S. Government
   Obligations
   (Cost $212,822,897)                                              214,933,284
                                                                   ------------

                                                       Principal
                                                         Amount        Value
                                                      (M=$1,000)      (Note 2)
                                                      ----------   ------------
Corporate Short-Term Notes 0.5%
Harley-Davidson Funding
   5.21%, 12/01/06
   (Cost $1,000,000)                                   1,000M      $  1,000,000
                                                                   ------------
Total Investments 100.5%
   (Cost $213,822,897)**                                            215,933,284

Excess of Liabilities
   Over Other Assets                                     (0.5%)        (992,514)
                                                                   ------------
Net Assets 100.0%                                                  $214,940,770
                                                                   ============

Footnotes

**   Cost for federal income tax purposes is $213,845,095. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $2,088,189 of which $2,237,692 related to appreciated securities and
     $149,503 related to depreciated securities.

    The accompanying notes are an integral part of the financial statements.

Sentinel Growth Leaders Fund seeks long-term growth of capital by investing primarily in common stocks of 20 to 30 companies believed to have above-average growth potential. The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund.

Sentinel Growth Leaders Fund

[PHOTO]

"Investments are made in companies with strong fundamentals within a macroeconomic framework."

Elizabeth R. Bramwell, CFA

     The Sentinel Growth Leaders Fund gained 10.17% in the fiscal year ending
November 30, 2006.This compares to 8.37% for the Russell 1000 Growth Index,
14.22% for the Standard & Poor's 500 Composite Stock Price Index, which has more of a value stock mix, and 6.94% for the Morningstar Large Growth Category.

     The fiscal year was characterized by solid economic growth, especially internationally, and solid employment expansion. Interest rates rose in the first half before leveling, and inflation was moderate.

     The most important sector to contribute to Fund gains in the first half of the fiscal year was the Industrial sector. Stocks that contributed the greatest gains were Jacobs Engineering, Commercial Metals, Ansys, Regal Beloit and
BlackRock. Health Care and consumer stocks detracted from Fund gains.

     Sectors that contributed strongly in the second half were Materials and
Financials. Stocks that contributed the greatest gains to Fund performance were
Allegheny Technologies, Cisco, Goldman Sachs, CB Richard Ellis and Phelps Dodge.
Industrials detracted from performance.

     Sectors that did well for the Fund over the full fiscal year were
Materials, Financials, Industrials and Information Technology. Stocks that contributed the greatest gains were Allegheny Technologies, Commercial Metals,
Cisco, Jacobs Engineering and Goldman Sachs. Consumer Staples detracted from
Fund gains.

     The Fund is a non-diversified portfolio of 20-30 stocks. Investments are made in companies with strong fundamentals within a macroeconomic framework.
Because of its concentration, the Fund should be regarded as a more aggressive portfolio than Sentinel Capital Growth Fund, in that the price movements of a single stock may have a greater positive or negative effect on overall performance.

     Going forward, the investment climate appears favorable. We expect the domestic economy to grow 1-2% in the next six months, in a lagged response to earlier increases in interest rates initiated by the Federal Reserve, before reaccelerating in the second half of 2007. Any inflationary pressures should moderate in a slowing economy. We look for international growth, however, to exceed 3%. U.S. companies with foreign operations should benefit from higher international growth. We have positioned the Fund's portfolio accordingly.

     We believe that the Federal Reserve is unlikely to raise the Fed Funds rate beyond 5.25%, given the slowdown in the housing market and the overall deceleration in economic growth.

     Mitigating a slower economy in the United States is the increased number of persons working. The domestic number of persons employed has increased some 1.8 million in the last 12 months. Globally, employment continues to rise, especially in emerging markets. An expanding middle class in countries around the world should drive long-term, expanding demand for new and better consumer goods.

     Capital spending on non-residential construction, mining and energy is expected to be a driving force for economic growth, both domestically and globally. In the United States, capital spending has increased broadly for productivity-enhancing equipment and alternative fuels. Public spending on roads, hospitals and schools is strong. Globally, as emerging markets evolve, the demand for capital spending on roads, bridges, electrification, clean water, sanitation and telecommunications is expected to increase for years to come.

     While housing slows in the United States, housing is likely to expand in many foreign markets. Where infrastructure is being built, the demand for basic materials is expected to be especially strong.

     We continue to believe that engineering and infrastructure-related companies should benefit from multi-year increased demand. Composite materials with enhanced features such as lightness and strength, and products and services providing and driving energy efficiency, should also do well. Financial services, brand name consumer goods and healthcare should all benefit from rising standards of living.

     We continue to believe that earnings growth is the key long-term metric for stock market performance. Valuations of growth and value stocks have increasingly converged and, in November, growth stocks outperformed value stocks. Valuations appear attractive, with the Fund's portfolio selling at a
2007 estimated P/E ratio of 17 times for estimated 16% earnings growth.
Historically, a P/E ratio-to-growth of 1.0 has been a favorable metric for future market performance. Also, substantial liquidity exists in the global capital markets, and private equity funds with substantial liquid assets are offering to buy specific public companies at meaningful premiums to current market prices. This activity should be positive for overall valuations.

     We appreciate your investment in the Sentinel Growth Leaders Fund as part of your long-term investment strategy.

/s/ Elizabeth R. Bramwell
---------------------------------------
Elizabeth R. Bramwell, CFA

                                                                              37

Sentinel Growth Leaders Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information. The Growth Leaders Fund, which began operations on March 17, 2006, is the successor to the Bramwell Focus
Fund, a series of The Bramwell Funds, Inc., which began operations on October
31, 1999.

Sentinel Growth Leaders Fund Performance - Class A
October 31, 1999 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

          Sentinel Growth Leaders
              Fund Class A         Russell 1000
             Shares with/load         Growth     S & P 500  morningstar
          -----------------------  ------------  ---------  -----------
10/31/99           9500                10000       10000        10000
11/30/99          10336                10539       10201        10567
11/30/00          10504                 9321        9771        10312
11/30/01           8589                 7196        8577         8221
11/30/02           7660                 5564        7161         6514
11/30/03           8924                 6496        8242         7604
11/30/04           9096                 6875        9300         8164
11/30/05           9700                 7544       10084         9022
11/30/06          10686                 8175       11518         9609

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Performance prior to March 17, 2006 is based on the Fund's predecessor, the
Bramwell Focus Fund, which was offered without a sales load, restated to reflect the sales load. Performance does not reflect the increase in the maximum Rule
12b-1 fees. If it did, returns would be lower.

Average Annual Total Return - Class A Shares
Through 11/30/06

                                  Full
                   Net Asset    Offering
Period               Value     Price++++
----------------   ---------   ---------
1 Year               10.17%      4.69%
5 Years               4.47%      3.40%
Since Inception*      1.68%      0.94%

++++ Sales charge applicable to year of initial investment.

*    10/31/99

Sentinel Growth Leaders Fund Performance - Class C
October 31, 1999 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

          Sentinel Growth Leaders  Russell 1000
            Fund Class C Shares       Growth     S & P 500  morningstar
          -----------------------  ------------  ---------  -----------
10/31/99          10000                10000       10000        10000
11/30/99          10871                10539       10201        10567
11/30/00          10926                 9321        9771        10312
11/30/01           8835                 7196        8577         8221
11/30/02           7792                 5564        7161         6514
11/30/03           8980                 6496        8242         7604
11/30/04           9053                 6875        9300         8164
11/30/05           9548                 7544       10084         9022
11/30/06          10411                 8175       11518         9609

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Performance prior to March 17, 2006 is based on the Fund's predecessor, the
Bramwell Focus Fund, which was offered without a sales load. Performance has been restated to reflect the sales load and adjusted for higher estimated expenses.

Average Annual Total Return - Class C Shares
Through 11/30/06

                                  Full
                   Net Asset    Offering
Period               Value     Price++++
----------------   ---------   ---------
1 Year                9.03%      8.03%
5 Years               3.34%      3.34%
Since Inception*      0.57%      0.57%

++++ 1% contingent deferred sales charge applies in the first year.

*    10/31/99

+    The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. An investment cannot be made directly in an index.

++   The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Growth Leaders Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Information Technology                                                     21.8%
Materials                                                                  16.6%
Industrials                                                                16.5%
Financials                                                                 14.1%
Consumer Staples                                                           10.7%
Health Care                                                                 6.6%
Utilities                                                                   3.5%
Energy                                                                      2.9%
Consumer Discretionary                                                      2.9%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
American Express Co.                                                        4.0%
Roche Holding AG                                                            3.9%
Allegheny Technologies, Inc.                                                3.8%
Commercial Metals Co.                                                       3.7%
Emerson Electric Co.                                                        3.7%
BlackRock, Inc.                                                             3.7%
Jacobs Engineering Group, Inc.                                              3.6%
Dominion Resources, Inc.                                                    3.5%
Cisco Systems, Inc.                                                         3.4%
Goldman Sachs Group, Inc.                                                   3.3%
Total of Net Assets                                                        36.6%

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

 Investment in Securities
 at November 30, 2006

                                                                       Value
                                                           Shares     (Note 2)
                                                           ------   -----------
Common Stocks 95.6%
Consumer Discretionary 2.9%
McDonald's Corp. (a)                                        8,000   $   335,760
                                                                    -----------
Consumer Staples 10.7%
Corn Products Int'l., Inc.                                  8,200       297,824
PepsiCo, Inc.                                               6,000       371,820
Walgreen Co.                                                8,000       323,920
WM Wrigley Jr. Co. (a)                                      5,000       262,200
                                                                    -----------
                                                                      1,255,764
                                                                    -----------
Energy 2.9%
Schlumberger Ltd. (a)                                       5,000       342,400
                                                                    -----------
Financials 14.1%
American Express Co.                                        8,000       469,760
BlackRock, Inc. (a)                                         3,000       430,110
CB Richard Ellis Group, Inc. (a)(b)                        11,000       362,230
Goldman Sachs Group, Inc.                                   2,000       389,600
                                                                    -----------
                                                                      1,651,700
                                                                    -----------
Health Care 6.6%
Medtronic, Inc. (a)                                         6,000       312,780
Roche Holding AG ADR                                        5,000       453,000
                                                                    -----------
                                                                        765,780
                                                                    -----------
Industrials 16.5%
Emerson Electric Co.                                        5,000       433,500
General Electric Co.                                       11,000       388,080
Jacobs Engineering Group, Inc. (b)                          5,000       419,350
Precision Castparts Corp. (a)                               5,000       377,300
Robert Half Int'l., Inc.                                    8,000       308,720
                                                                    -----------
                                                                      1,926,950
                                                                    -----------

                                                                       Value
                                                           Shares     (Note 2)
                                                           ------   -----------
Information Technology 21.8%
Ansys, Inc. (b)                                             7,000   $   328,650
Autodesk, Inc. (b)                                          8,000       329,440
Automatic Data Processing, Inc.                             5,000       241,150
Cisco Systems, Inc. (b)                                    15,000       403,200
Corning, Inc. (b)                                          14,000       301,840
Molex, Inc. - Class A (a)                                  11,000       309,430
Paychex, Inc.                                               7,000       275,870
SAP AG ADR                                                  7,000       365,540
                                                                    -----------
                                                                      2,555,120
                                                                    -----------
Materials 16.6%
Allegheny Technologies, Inc. (a)                            5,000       448,250
Commercial Metals Co.                                      15,000       435,750
Freeport-McMoran Copper & Gold, Inc.                        5,000       314,350
Phelps Dodge Corp. (a)                                      3,000       369,000
Praxair, Inc. (a)                                           6,000       374,400
                                                                    -----------
                                                                      1,941,750
                                                                    -----------
Utilities 3.5%
Dominion Resources, Inc. (a)                                5,000       403,700
                                                                    -----------
Total Common Stocks (Cost $9,783,970)                                11,178,924
                                                                    -----------

Money Market Funds 22.0%
State Street Navigator Securities Lending Prime
   Portfolio (c) (Cost $2,578,672) 2,578,672                          2,578,672
                                                                    -----------

                                                        Principal
                                                         Amount        Value
                                                       (M=$1,000)     (Note 2)
                                                       ----------   -----------
U.S. Government Obligations 4.7%
U.S. Government Agency Obligations 4.7%
Federal Home Loan Bank 4.7%
Agency Discount Notes: 5.15%, 12/01/06
   (Cost $550,000)                                           550M   $   550,000
                                                                    -----------
Total Investments 122.3%(Cost $12,912,642)**                         14,307,596
Excess of Liabilities Over Other Assets (22.3%)                      (2,611,735)
                                                                    -----------
Net Assets 100.0%                                                   $11,695,861
                                                                    ===========

Footnotes

(a)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $2,169,625 and $2,525,034, respectively.

(b)  Non-income producing

(c)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $12,924,022. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $1,383,574 of which $1,458,263 related to appreciated securities and
     $74,689 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

                                                                              39

Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

Sentinel High Yield Bond Fund

                                    [PHOTO]

"While the Fund achieved a healthy absolute return, its underperformance versus the indices and its peer group was mostly attributed to the more cautious approach the Fund has taken versus its peers."

 Daniel E. Gass, Jr., CFA

     For the fiscal year ending November 30, 2006, the Sentinel High Yield Bond
Fund's total return was 8.50%. By comparison, the Lehman Brothers U.S. Corporate
High-Yield Index returned 11.58%, the Merrill Lynch US High Yield Master II
Constrained Index returned 10.59%, and the Morningstar High Yield Bond Category
returned 9.96%.

     While the Fund achieved a healthy absolute return, its underperformance versus the indices and its peer group was mostly attributed to the more cautious approach the Fund has taken versus its peers. We owned few high-risk, distressed bonds (defined as bonds with spreads greater than 1,000 basis points over comparable U.S. Treasuries). The Merrill Lynch US High Yield Distressed Index
returned 36.7% during the fiscal year, indicating that high-risk debt was amply rewarded this year. On the other hand, the Merrill Lynch US High Yield, BB
Rated, Constrained Index (the best quality section of the high yield market)
returned 8.20%, more in line with our total return number of 8.50%. A very low default rate and ample liquidity for risky assets provided the backdrop for this divergence in relative performance.

     The Fund had solid returns from the Consumer Product, Entertainment,
Restaurant and Metals/Mining sectors, while the Cable and Auto sectors posted weaker results. Cable company Charter Communications (a CCC credit) and automakers Ford and GM (both now CCC credits) enjoyed very strong performance, and while the Fund had exposure to these names, our timing of purchases and underweights versus its Lehman and Merrill Lynch benchmarks hurt relative performance. Our 5.4% average exposure to common stocks in the portfolio (all stocks of high yield credits, with the exception of Bristol Myers) helped the
Fund's performance, as they collectively returned over 15% for the fiscal year.

     Going forward, we expect to continue to seek out common stocks of better-quality names in the high yield sector, especially those producing stock dividends, which can be found in the master limited partnership structures of many smaller energy companies. We plan to continue with our strategy of biasing the Fund's portfolio toward a better quality mix of companies, with a duration slightly shorter than its Merrill Lynch benchmark. While defaults have been at all-time lows and high yield participants continue to reach for riskier and riskier assets, we plan to stay the course, based on our belief that over time, better companies return higher risk-adjusted returns.

/s/ Daniel E. Gass
----------------------------
Daniel E. Gass, Jr., CFA

Sentinel High Yield Bond Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel High Yield Bond Fund Performance - Class A
June 23, 1997 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

           Sentinel High Yield Bond  Lehman High Yield  Morningstar High
           Class C Shares with/load     Bond Index         Yield Bond     Merrill Lynch HUCO
           ------------------------  -----------------  ----------------  ------------------
6/23/97                9600                 10000              10000              10000
11/30/97            10298.7               10151.3            10567.2            10549.8
11/30/98            10574.6               10420.1            10725.4            10979.5
11/30/99            10888.8               10562.2            11055.8            11159.5
11/30/00            10154.9               9864.72            10200.6            10406.8
11/30/01            11001.4               10629.5            10667.2            11205.7
11/30/02            11670.9               10293.3            10440.8            10905.6
11/30/03            13854.5               13162.7            12829.7            13829.5
11/30/04            15114.5               14739.1            14251.6              15462
11/30/05            15282.4               15237.3            14689.7            15976.6
11/30/06            16580.9               17001.9            16152.8            17668.1

Note that Fund performance reflects the maximum 4% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Information for the Lehman Brothers U.S. Corporate High-Yield Index is from
July 1, 1997.

Average Annual Total Return -Class A Shares
Through 11/30/06

                                 Full
                   Net Asset   Offering
Period               Value      Price++
------             ---------   --------
1 Year               8.50%       4.15%
5 Years              8.55%       7.67%
Since Inception*     5.97%       5.50%

++   Sales charge applicable to year of initial investment.

*    6/23/97

Sentinel High Yield Bond Fund Performance - Class B
June 23, 1997 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

           Sentinel High Yield Bond  Lehman High Yield  Morningstar High
                 Class C Shares          Bond Index        Yield Bond     Merrill Lynch HUCO
           ------------------------  -----------------  ----------------  ------------------
6/23/97              10000                 10000              10000              10000
11/30/97             10719                 10151              10567              10550
11/25/98             10990                 10420              10725              10980
11/20/99             11253                 10562              11056              11159
11/14/00             10448                  9865              10201              10407
9/11/2001            11290                 10629              10694              11206
9/11/2002            11910                 10293              10441              10906
9/11/2003            14107                 13163              12812              13830
11/30/04             15395                 14739              14252              15462
11/30/05             15558                 15237              14690              15977
11/30/06             16881                 17002              16153              17668

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Information for the Lehman Brothers U.S. Corporate High-Yield Index is from
July 1, 1997.

Average Annual Total Return -Class B Shares
Through 11/30/06

                                 Full
                   Net Asset   Offering
Period               Value      Price++
------             ---------   --------
1 Year               7.67%       3.67%
5 Years              7.72%       7.42%
Since Inception*     5.70%       5.70%

++   Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

*    6/23/97

Sentinel High Yield Bond Fund Performance - Class C
May 4, 1998 inception through November 30, 2006

                                    [CHART]

                                  [Line chart]

           Sentinel High Yield Bond  Lehman High Yield  Morningstar High
                Class C Shares           Bond Index        Yield Bond     Merrill Lynch HUCO
           ------------------------  -----------------  ----------------  ------------------
4/30/98              10000                 10000              10000              10000
11/30/98              9531                  9806               9603               9955
11/30/99              9696                  9940               9911              10119
11/30/00              8946                  9284               9167               9436
11/30/01              9591                 10003               9564              10160
11/30/02             10071                  9687               9383               9888
11/30/03             11837                 12388              11505              12539
11/30/04             12787                 13872              12784              14020
11/30/05             12817                 14341              13174              14486
11/30/06             13777                 16002              14486              16020

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) Information for the Lehman Brothers U.S.
Corporate High-Yield Index is from May 1, 1998. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the
Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return -Class C Shares
Through 11/30/06

                                 Full
                   Net Asset   Offering
Period               Value      Price++
------             ---------   --------
1 Year               7.49%       6.49%
5 Years              7.51%       7.51%
Since Inception*     3.81%       3.81%

++   1% contingent deferred sales charge applies in the first year.

*    5/4/98

+    The Lehman Brothers U.S. Corporate High-Yield Index is an index consisting of non-investment grade domestic and corporate bonds maturing in more than one year. An investment cannot be made directly in an index.

++   The Merrill Lynch U.S. High Yield Master II Constrained Index is a
     broad-based, unmanaged index which consists of below investment grade U.S.
     dollar-denominated corporate bonds. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall.

High yield securities are subject to higher default risk than investment grade bonds.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                                                                              41

Sentinel High Yield Bond Fund

Portfolio Weightings
As a percentage of net assets as of 11/30/06
Average Effective Duration (for all Fixed Income Holdings) 4.0 years**

Asset Category                                          Percentage of Net Assets
--------------                                          ------------------------
Bonds                                                                      86.5%
Common Stocks                                                               6.8%
U.S. Government Obligations                                                 3.8%

Asset Category                                          Percentage of Net Assets
--------------                                          ------------------------
Limited Partnership Interests                                               0.7%
Cash and Other                                                              2.2%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

                                                           Maturity   Percent of
Description                                       Coupon     Date     Net Assets
-----------                                       ------   --------   ----------
Amscan Holdings, Inc.                              8.8%    05/01/14         3.0%
Mirant Corp.***                                                             2.9%
Mothers Work, Inc.                                11.3%    08/01/10         2.2%
Carrols Corp.                                      9.0%    01/15/13         1.9%
Novelis, Inc.                                      7.3%    02/15/15         1.7%
FPL Energy National Wind                           6.1%    03/25/19         1.7%

                                                           Maturity   Percent of
Description                                       Coupon     Date     Net Assets
-----------                                       ------   --------   ----------
AMC Entertainment, Inc.                            9.9%    02/01/12         1.6%
Trump Entertainment Resorts, Inc.                  8.5%    06/01/15         1.6%
Sungard Data Systems, Inc.                         9.1%    08/15/13         1.5%
HCA, Inc.                                          9.3%    11/15/16         1.5%
                                                                           ----
   Total of Net Assets                                                     19.6%
                                                                           ----

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**   The  average  effective  duration  considers  the  call  and put  date of a security and the pre-payment risk of  mortgage-backed  bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

***  Common stock. No coupon or maturity date apply.

Investment in Securities
at November 30, 2006

                                                  Principal Amount      Value
                                                     (M=$ 1,000)       (Note 2)
                                                  ----------------   -----------
U.S. Government Obligations 3.8%
U.S. Government Agency Obligations 3.8%
Federal Home Loan Bank 3.8%
Agency Discount Notes:
   5.16%, 12/01/06 (a)                                  1,275M        $1,275,000
   5.15%, 12/05/06                                      1,749M         1,748,999
                                                                      ----------
Total U.S. Government Obligations
   (Cost $ 3,023,999)                                                  3,023,999
                                                                      ----------
Bonds 86.5%
Basic Industry 10.9%
Ainsworth Lumber Co Ltd.
   7.25%, 10/01/12 (a)                                    500M           397,500
Boise Cascade LLC
   7.125%, 10/15/14                                       500M           482,500
Buckeye Technologies, Inc.
   8%, 10/15/10                                           740M           741,850
Chemtura Corp.
   6.875%, 06/01/16 (a)                                   500M           493,750
Domtar, Inc.
   7.125%, 08/15/15                                       500M           481,250
Freeport-McMoran  Copper & Gold, Inc.
   10.125%, 02/01/10                                      775M           821,500
Lyondell Chemical Co.
   10.5%, 06/01/13                                      1,000M         1,105,000
Massey Energy Co.
   6.625%, 11/15/10 (a)                                   500M           505,000
Mosaic Co.
   7.625%, 12/01/16 (b)                                   750M           770,625
Novelis, Inc.
   7.25%, 02/15/15 (b)                                  1,410M         1,360,650

                                                  Principal Amount       Value
                                                      (M=$1,000)       (Note 2)
                                                  ----------------   -----------
PQ Corp.
   7.5%, 02/15/13                                         500M       $  490,000
Sensient Technologies
   Corp.
   6.5%, 04/01/09                                       1,000M          998,930
                                                                      ----------
                                                                      8,648,555
                                                                      ----------
Capital Goods 4.7%
ALH Finance LLC/ALH Corp.
   8.5%, 01/15/13                                         500M          492,500
Berry Plastics Holding
   Corp.
   8.875%, 09/15/14 (b)                                   500M          506,875
DRS Technologies, Inc.
   7.625%, 02/01/18                                       700M          724,500
Graham Packaging Co, Inc.
   9.875%, 10/15/14 (a)                                   800M          796,000
Hexcel Corp.
   6.75%, 02/01/15                                        500M          490,000
L-3 Communications Corp.
   6.375%, 10/15/15                                       700M          698,250
                                                                     -----------
                                                                      3,708,125
                                                                     -----------
Consumer Cyclical 13.9%
Carrols Corp.
   9%, 01/15/13                                         1,475M        1,497,125
Ford Motor Credit Co.
   6.1938%, 09/28/07 (c)                                1,000M          996,570
Ford Motor Credit Co.
   9.875%, 08/10/11                                     1,000M        1,070,850
General Motors Corp.
   7.7%, 04/15/16 (a)                                   1,000M          927,500
GMAC LLC
   8%, 11/01/31 (a)                                     1,000M        1,124,060
Kellwood Co.
   7.875%, 07/15/09                                     1,000M        1,025,360

                                                  Principal Amount       Value
                                                      (M=$1,000)       (Note 2)
                                                  ----------------   -----------
Levi Strauss & Co
   9.75%, 01/15/15 (a)                                    775M       $   832,156
Mothers Work, Inc.
   11.25%, 08/01/10 (a)                                 1,631M         1,730,899
Tenneco, Inc.
   10.25%, 07/15/13                                       500M           548,750
United Auto Group, Inc.
   7.75%, 12/15/16                                        250M           250,000
   9.625%, 03/15/12                                     1,000M         1,058,750
                                                                     -----------
                                                                      11,062,020
                                                                     -----------
Consumer Non-Cyclical 7.2%
American Greetings Corp.
   7.375%, 06/01/16                                       700M           719,250
Amscan Holdings, Inc.
   8.75%, 05/01/14                                      2,500M         2,412,500
Constellation Brands, Inc.
   7.25%, 09/01/16                                        500M           514,375
Dole Food Co, Inc.
   8.625%, 05/01/09                                       500M           495,000
Jarden Corp.
   9.75%, 05/01/12 (a)                                  1,000M         1,062,500
Supervalu, Inc.
   7.5%, 11/15/14                                         500M           515,670
                                                                     -----------
                                                                       5,719,295
                                                                     -----------
Energy 4.7%
Chesapeake Energy Corp.
   6.875%, 11/15/20                                       400M           385,500
Colorado Interstate Gas Co.
   6.8%, 11/15/15                                         500M           520,750
Complete Production
   Services, Inc.
   8%, 12/15/16 (b)                                       500M           507,500
El Paso Production
   Holding Co.
   7.75%, 06/01/13                                        500M           520,625

    The accompanying notes are an integral part of the financial statements.

Sentinel High Yield Bond Fund

Investment in Securities (Continued)
at November 30, 2006

                                                  Principal Amount       Value
                                                      (M=$1,000)       (Note 2)
                                                  ----------------   -----------
MarkWest Energy Partners LP / MarkWest Energy
   Finance Corp.
   8.5%, 07/15/16 (b)                                     500M        $  507,500
PetroHawk Energy Corp.
   9.125%, 07/15/13                                       750M           784,687
Sonat, Inc.
   7%, 02/01/18                                           500M           493,750
                                                                      ----------
                                                                       3,720,312
                                                                      ----------
Media 6.9%
CCH I LLC
   11%, 10/01/15                                          200M           197,000
Charter Communications Holdings II LLC
   10.25%, 09/15/10                                       300M           314,250
Charter Communications Operating LLC/Charter
   Communications Operating Capital
   8.375%, 04/30/14 (b)                                   250M           260,937
CSC Holdings, Inc.
   7.25%, 07/15/08                                        750M           763,125
   7.25%, 04/15/12 (b)(d)                                 250M           246,875
Dex Media, Inc.
   8%, 11/15/13                                           500M           512,500
Echostar DBS Corp.
   5.75%, 10/01/08                                        500M           498,750
Houghton Mifflin Co.
   8.25%, 02/01/11                                        500M           523,125
Idearc, Inc.
   8%, 11/15/16 (b)                                       400M           408,500
LIN Television Corp.
   6.5%, 05/15/13 (a)                                     500M           477,500
Mediacom LLC
   7.875%, 02/15/11 (a)                                   500M           501,250
Videotron Ltee
   6.375%, 12/15/15                                       800M           778,000
                                                                      ----------
                                                                       5,481,812
                                                                      ----------
Services Cyclical 14.8%
AMC Entertainment, Inc.
   9.875%, 02/01/12 (a)                                 1,200M         1,254,000
Ashton Woods USA LLC/Ashton Woods Finance Co.
   9.5%, 10/01/15                                         700M           605,500
Beazer Homes USA, Inc.
   8.625%, 05/15/11 (a)                                   750M           774,375
Boyd Gaming Corp.
   7.125%, 02/01/16                                       750M           746,250
Caesars Entertainment, Inc.
   7.875%, 03/15/10                                       500M           516,250
CHC Helicopter Corp.
   7.375%, 05/01/14                                       550M           534,875
Herbst Gaming, Inc.
   7%, 11/15/14                                           925M           892,625
Hertz Corp.
   8.875%, 01/01/14 (b)                                 1,000M         1,042,500
Host Marriott LP
   7.125%, 11/01/13                                       500M           513,125

                                                  Principal Amount       Value
                                                      (M=$1,000)       (Note 2)
                                                  ----------------   -----------
K Hovnanian Enterprises, Inc.
   8.875%, 04/01/12 (a)                                   500M       $   509,375
Meritage Homes Corp.
   6.25%, 03/15/15 (a)                                    750M           697,500
PHI, Inc.
   7.125%, 04/15/13 (b)                                   650M           627,250
Poster Financial Group, Inc.
   8.75%, 12/01/11                                      1,000M         1,045,000
Rental Services Corp.
   9.5%, 12/01/14 (b)                                     250M           254,375
Trump Entertainment
   Resorts, Inc.
   8.5%, 06/01/15 (a)                                   1,250M         1,246,875
United Rentals North America, Inc.
   7.75%, 11/15/13 (a)                                    500M           502,500
                                                                     -----------
                                                                      11,762,375
                                                                     -----------
Services Non-Cyclical 5.5%
Allied Waste North America, Inc.
   8.5%, 12/01/08                                         500M           530,000
HCA, Inc.
   9.25%, 11/15/16 (b)                                  1,100M         1,153,625
Service Corp International/US
   7.375%, 10/01/14                                       500M           522,500
   7.625%, 10/01/18                                       500M           525,000
Universal Hospital Services, Inc.
   10.125%, 11/01/11                                    1,005M         1,075,350
Waste Services, Inc.
   9.5%, 04/15/14                                         500M           522,500
                                                                     -----------
                                                                       4,328,975
                                                                     -----------
Technology 3.3%
Communications & Power Industries, Inc.
   8%, 02/01/12                                           670M           683,400
Freescale
Semiconductor, Inc.
   8.875%, 12/15/14 (b)                                   750M           755,625
Sungard Data Systems, Inc.
   9.125%, 08/15/13                                     1,150M         1,211,813
                                                                     -----------
                                                                       2,650,838
                                                                     -----------
Telecommunications 8.5%
Centennial Communications Corp.
   10%, 01/01/13 (a)                                      250M           262,500
Cincinnati Bell, Inc.
   8.375%, 01/15/14 (a)                                   500M           513,750
Citizens Communications Co.
   6.25%, 01/15/13                                        250M           245,938
Dobson Communications Corp.
   8.875%, 10/01/13 (a)                                   500M           506,250
Horizon PCS, Inc.
   11.375%, 07/15/12                                      600M           669,000
Intelsat Bermuda Ltd.
   11.25%, 06/15/16 (b)                                   400M           440,500
Intelsat Corp.
   9%, 06/15/16 (b)                                       300M           316,875

                                                  Principal Amount       Value
                                                      (M=$1,000)       (Note 2)
                                                  ----------------   -----------
Intelsat Subsidiary Holding Co Ltd.
   8.25%, 01/15/13                                        300M       $   307,125
Qwest Communications Int'l, Inc.
   7.5%, 02/15/14                                         500M           517,500
Qwest Corp.
   7.875%, 09/01/11                                       500M           536,250
Rogers Wireless, Inc.
   6.375%, 03/01/14                                       350M           353,062
   7.5%, 03/15/15 (a)                                     575M           618,844
UbiquiTel Operating Co.
   9.875%, 03/01/11                                       425M           461,125
US Unwired, Inc.
   10%, 06/15/12                                          425M           469,625
Windstream Corp.
   8.125%, 08/01/13 (a)(b)                                500M           543,750
                                                                     -----------
                                                                       6,762,094
                                                                     -----------
Utilities 6.1%
FPL Energy National Wind
   6.125%, 03/25/19 (b)                                 1,368M         1,341,803
Nevada Power Co.
   5.95%, 03/15/16                                      1,000M         1,019,840
NRG Energy, Inc.
   7.375%, 02/01/16                                     1,000M         1,002,500
Reliant Energy, Inc.
   6.75%, 12/15/14                                        500M           488,750
SEMCO Energy, Inc.
   7.125%, 05/15/08                                       500M           503,460
   7.75%, 05/15/13                                        500M           509,775
                                                                     -----------
                                                                       4,866,128
                                                                     -----------
Total Bonds
   (Cost $66,583,088)                                                 68,710,529
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                                              43

Sentinel High Yield Bond Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                       Value
                                                         Shares      (Note 2)
                                                       ----------  -----------
Common Stocks 6.8%
Consumer Discretionary 1.2%
Finlay Enterprises, Inc. (a)(e)                            50,000  $    404,000
Trump Entertainment
   Resorts, Inc. (a)(e)                                    25,000       533,000
                                                                   ------------
                                                                        937,000
                                                                   ------------
Energy 1.4%
CHC Helicopter Corp. (a)                                   13,000       291,720
EV Energy Partner LP (e)                                   12,401       270,094
Massey Energy Co. (a)                                      20,000       550,400
Universal Compression Partners LP (e)                         200         4,982
                                                                   ------------
                                                                      1,117,196
                                                                   ------------
Health Care 0.6%
Bristol-Myers Squibb Co.                                   20,000       496,600
                                                                   ------------
Industrials 0.7%
Waste Services, Inc. (a)(e)                                56,466       552,237
                                                                   ------------
Utilities 2.9%
Mirant Corp. (a)(e)                                        75,000     2,281,500
                                                                   ------------
Total Common Stocks
   (Cost $4,889,789)                                                  5,384,533
                                                                   ------------
Limited Partnership Interests 0.7%
Williams Partners LP (a)
   (Cost $493,950)                                         14,000       541,520
                                                                   ------------
Money Market Funds 25.3%
State Street Navigator Securities Lending Prime
   Portfolio (f) (Cost $20,130,524)                    20,130,524    20,130,524
                                                                   ------------
Total Investments 123.1%                                             97,791,105
   (Cost $95,121,350)**
Excess of Liabilities Over Other Assets (23.1%)                     (18,380,243)
                                                                   ------------
Net Assets 100.0%                                                  $ 79,410,862
                                                                   ============

Footnotes

(a)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $17,933,717 and $19,260,285, respectively.

(b)  Security exempt from registration under Rule 144A of the Securities Act of
     1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November
     30, 2006, the market value of rule 144A securities amounted to $11,045,765 or 13.91% of net assets.

(c)  Ford Motor Credit Co. has a variable interest rate that floats quarterly on
     28th of March, June, September, and December. The interest rate is based on the 3-month Libor rate plus 0.83%.

(d)  CSC Holdings, Inc. is currently paying additional interest of 0.50%, due to a failure to file a timely registration statement, increasing the coupon to
     7.25%

(e)  Non-income producing

(f)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $95,291,797. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $2,499,308 of which $2,840,969 related to appreciated securities and
     $341,661 related to depreciated securities.

    The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund seeks growth of capital by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside of the United States.

Sentinel International Equity Fund

                                    [PHOTO]

"Changes made to the Fund early in the fiscal year helped position it to benefit from several key market trends."

Katherine Schapiro, CFA

     Following on the heels of double-digit returns in 2005, major foreign stock markets continued to climb in 2006. For the fiscal year ending November 30,
2006, the Sentinel International Equity Fund returned 26.04%. By comparison, the
Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE)
Index rose 28.20%, and the Morningstar Foreign Large Blend Category increased
27.17%.

     Changes made to the Fund early in the fiscal year helped position it to benefit from several key market trends. These trends included robust expansions in several emerging markets including China, India, Russia and Brazil.
Recognizing the high risk associated with direct investments in emerging markets, we took a more conservative stance toward stocks in these regions.
Nevertheless, the Fund was a beneficiary of strong stock price appreciation in
China Life Insurance Co, China Mobile Ltd. and Brazil-based Cia Vale Rio Doce.
We believed other countries in the Asian region, including Japan, would be primary beneficiaries of China's powerful expansion through increased intra-regional trade, a strong capital investment cycle and a burgeoning domestic consumer market. Therefore, we increased exposure to smaller markets such as Hong Kong and Singapore, and maintained the equal weight investment in
Japan, relative to the MSCI EAFE Index. Unfortunately, Japan's market proved a major laggard after topping the list in 2005, with the Nikkei 225 Index rising just 13.2% in U.S. dollars. In particular, Japanese consumer-related stocks in the portfolio failed to respond positively to improving employment trends in the country, and early signs the domestic economy would begin to experience modest inflationary pressures after a decade of falling prices.

     In Europe, we increased investments in German stocks based on expectations of strong corporate earnings growth from strengthened balance sheets, and the possibility of structural reforms in the country with the advent of new government leadership. New holdings included RWE, the second-largest German power utility, and Fresenius Ag, a medium-sized health care conglomerate with strengths in kidney dialysis, nutritional products and hospital management.
German stocks were among the best-performing of the larger, developed markets, up nearly 36% in dollar terms as measured by MSCI. European stocks generally posted strong returns in the year, both in local currencies and in U.S. dollar terms, buoyed by stronger-than-expected economic growth and booming mergers and acquisition activity. Over the 12-month period, the Euro currency rose about 12%
and the British pound climbed 13% versus the U.S. dollar, helping to boost returns to U.S-based shareholders of European securities.

     With respect to sectors, we increased the Fund's exposure to industrial stocks, beneficiaries of the global boom in infrastructure spending, as well as utilities and energy holdings, given expectations of continued strong energy prices over the course of the coming year. Utilities and Industrials sectors, as measured by the MSCI EAFE Index, ranked among the best-performing sectors, rising 50% and 31.6%, respectively. The Energy sector posted only a 17% gain as oil prices increased dramatically in the first part of the year, but corrected back to the $60 per barrel level by fiscal year end.

     Looking forward, we think the uncertainty surrounding the pace of slowdown in the U.S. economy will have an impact on investors' attitudes toward global growth prospects. However, a surprise slowdown in China's rapid growth rate could have more serious implications for its trading partners, and therefore bears close watching.

/s/ Katherine Schapiro
-----------------------
Katherine Schapiro, CFA

Note to shareholders: The past fiscal year marked a change for the Sentinel
International Equity Fund. On December 15, 2005, Sentinel Asset Management, Inc.
ended the Fund's subadvisory investment management arrangement with Evergreeen
Investments, and hired an in-house investment team, headed by Katherine
Schapiro. Over the next two months, with agreement from the Fund's Board of
Directors, our team repositioned the holdings of the Fund to better match the characteristics of Morningstar's Foreign Large Blend category, adding more growth-oriented stocks to its previous value-oriented portfolio, which had been measured against Morningstar's Foreign Large Value Category. We believed this move was in the best interests of the Fund's shareholders, who desired exposure to stock markets outside of the United States while maintaining a moderate risk profile, and was consistent with the Fund's objective for long-term capital appreciation. Morningstar recognized the changes in portfolio management and holdings as significant, and re-categorized the Fund in the more relevant
Foreign Large Blend Category as of November 30, 2006.

                                                                              45

Sentinel International Equity Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel International Equity Fund Performance - Class A
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

          Sentinel International Equity Fund  Morningstar Foreign
               Class A Shares with/load          Large Blend        EAFE
          ----------------------------------  -------------------  -----
11/30/96                  9500                       10000         10000
11/30/97                 10689                       10614          9960
11/30/98                 11794                       10848         11598
11/30/99                 13928                       15058         14054
11/30/00                 13391                       13711         12693
11/30/01                 11582                       10827         10260
11/30/02                 10515                        9544          8978
11/30/03                 12577                       11332         11152
11/30/04                 15668                       13834         13850
11/30/05                 17302                       15522         15685
11/30/06                 21807                       19739         20107

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Average Annual Total Return -Class A Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       26.04%      19.74%
5 Years      13.49%      12.33%
10 Years      8.66%       8.11%

++++   Sales charge applicable to year of initial investment.

Sentinel International Equity Fund Performance - Class B
Ten Years Ended November 30, 2006

                                    [CHART]

                                  [Line chart]

          Sentinel International Equity Fund  Morningstar Foreign
                     Class B Shares               Large blend       EAFE
          ----------------------------------  -------------------  -----
11/30/96                 10000                       10000         10000
11/30/97                 11152                       10614          9960
11/30/98                 12182                       10848         11598
11/30/99                 14260                       15058         14054
11/30/00                 13576                       13711         12693
11/30/01                 11626                       10827         10260
11/30/02                 10427                        9544          8978
11/30/03                 12472                       11332         11152
11/30/04                 15537                       13834         13850
11/30/05                 17158                       15522         15685
11/30/06                 21625                       19739         20107

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class B Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       24.62%      20.62%
5 Years      12.14%      11.89%
10 Years      8.02%       8.02%

++++   Contingent deferred sales charges begin at 4% in first year and decline to 0% over a six-year period. B shares convert to A shares after six years.

Sentinel International Equity Fund Performance - Class C
May 4, 1998 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

          Sentinel International Equity Fund  Morningstar Foreign
                     Class C shares                Large Blend      EAFE
          ----------------------------------  -------------------  -----
4/5/1998                 10000                       10000         10000
11/30/98                  9223                        9404         10073
11/30/99                 10772                       13142         12205
11/30/00                 10233                       12055         11024
11/30/01                  8740                       10114          8910
11/30/02                  7813                        8556          7797
11/30/03                  9191                       10585          9685
11/30/04                 11308                       12596         12028
11/30/05                 12343                       14498         13622
11/30/06                 15373                       18437         17463

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class C Shares
Through 11/30/06

                                  Full
                   Net Asset    Offering
Period               Value     Price++++
----------------   ---------   ---------
1 Year               24.55%      23.55%
5 Years              11.96%      11.96%
Since Inception*      5.14%       5.14%

++++   1% contingent deferred sales charge applies in the first year.

*      5/4/98

+      Information for the MSCI EAFE Index is from May 1, 1998. MSCI EAFE is an index of average unmanaged securities prices in Europe, Australia and the
       Far East tracked by Morgan Stanley Capital International. An investment cannot be made directly in an index.

++++   An average of funds within the particular category as determined by
       Morningstar based on investment styles as measured by their underlying portfolio holdings.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel International Equity Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Financials                                                                 23.9%
Industrials                                                                13.9%
Consumer Staples                                                            9.9%
Consumer Discretionary                                                      8.8%
Health Care                                                                 8.5%

Sector                                                                   Percent
------                                                                   -------
Information Technology                                                      7.6%
Energy                                                                      7.6%
Materials                                                                   6.3%
Utilities                                                                   6.3%
Telecommunication Services                                                  5.7%

Top 10 Geographical Weightings
As a percentage of net assets as of 11/30/06

Country                                                                  Percent
-------                                                                  -------
Japan                                                                      21.0%
United Kingdom                                                             17.3%
Germany                                                                    12.3%
Switzerland                                                                 9.4%
France                                                                      8.9%
Netherlands                                                                 4.3%

Country                                                                  Percent
-------                                                                  -------
Hong Kong                                                                   3.9%
Australia                                                                   2.9%
Finland                                                                     2.7%
China                                                                       2.4%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
TNT NV                                                                      2.5%
Fresenius AG                                                                2.4%
Canon, Inc.                                                                 2.3%
Royal Bank of Scotland Group PLC                                            2.3%
Julius Baer Holding AG                                                      2.2%
RWE AG                                                                      2.1%

Description                                                              Percent
-----------                                                              -------
Sumitomo Mitsui Financial Group, Inc.                                       1.9%
BP PLC                                                                      1.8%
Total SA                                                                    1.8%
ING Groep NV                                                                1.8%
   Total of Net Assets                                                     21.1%

*    "Top 10 Holdings"  excludes  any  short-term  investments  and money market funds.  Portfolio  composition  and  holdings  are subject to change.  More complete holdings follow.

Investment in Securities
at November 30, 2006

                                                                        Value
                                                         Shares       (Note 2)
                                                       ----------   ------------
Common Stocks 98.5%
Australia 2.9%
Macquarie Infrastructure Group                          1,025,000   $  2,838,445
National Australia Bank Ltd. (a)                           67,000      2,071,041
                                                                    ------------
                                                                      4,909,486
                                                                    ------------
Austria 0.7%
OMV AG                                                     22,000      1,179,997
                                                                    ------------
Brazil 1.3%
Cia Vale do Rio Doce ADR                                   80,000      2,220,800
                                                                    ------------
Canada 1.2%
EnCana Corp.                                               40,000      2,079,068
                                                                    ------------
China 2.4%
China Life Insurance Co Ltd. ADR (a)                       15,000      1,472,250
China Mobile Ltd. ADR (a)                                  60,000      2,532,000
                                                                    ------------
                                                                       4,004,250
                                                                    ------------
Denmark 0.8%
Danske Bank A/S                                            30,500      1,332,978
                                                                    ------------
Finland 2.7%
Fortum Oyj                                                 50,000      1,461,421
Nokia Oyj                                                  84,000      1,689,819
Stora Enso Oyj                                             89,600      1,396,650
                                                                    ------------
                                                                       4,547,890
                                                                    ------------
France 8.9%
Arkema ADR (a)(b)                                           1,050   $     52,263
Carrefour SA (a)                                           38,500      2,407,121
Credit Agricole SA (a)                                     42,000      1,778,259
Dassault Systemes SA (a)                                   40,000      2,180,941
Groupe Danone (a)                                          15,000      2,308,344
PPR (a)                                                    12,000      1,830,783
Publicis Groupe (a)                                        35,000      1,354,414
Total SA ADR (a)                                           42,000      3,001,320
                                                                    ------------
                                                                      14,913,445
                                                                    ------------
Germany 12.3%
BASF AG                                                    17,500      1,616,072
Commerzbank AG                                             50,000      1,803,766
Deutsche Postbank AG                                       24,000      2,014,497
Fresenius AG                                               21,000      3,951,996
Hypo Real Estate Holding AG                                25,000      1,459,766
MAN AG                                                     22,000      2,113,214
Puma AG Rudolf Dassler Sport                                6,500      2,361,252
RWE AG                                                     31,000      3,532,362
SGL Carbon AG (b)                                          75,000      1,732,251
                                                                    ------------
                                                                      20,585,176
                                                                    ------------
Hong Kong 3.9%
Cheung Kong Holdings Ltd.                                 200,000   $  2,362,847
HSBC Holdings PLC                                         105,700      1,963,510
Shun TAK Holdings Ltd.                                  1,450,000      2,274,144
                                                                    ------------
                                                                       6,600,501
                                                                    ------------
Italy 1.0%
ENI SpA ADR (a)                                            25,562      1,685,047
                                                                    ------------
Japan 21.0%
Canon, Inc. (a)                                            74,400      3,933,549
Daimaru, Inc. (a)                                         130,000      1,655,393
Daiwa House Industry Co Ltd.                              128,000      2,244,741
East Japan Railway Co.                                        222      1,557,289
Fanuc Ltd.                                                 22,000      2,005,097
KDDI Corp.                                                    267      1,785,305
Komatsu Ltd.                                               90,000      1,636,646
Millea Holdings, Inc.                                      47,000      1,689,085
Nomura Holdings, Inc. (a)                                 106,000      1,858,926
Sega Sammy Holdings, Inc.                                  45,000      1,133,212
Shin-Etsu Chemical Co Ltd.                                 27,000      1,784,372

    The accompanying notes are an integral part of the financial statements.

                                                                              47

Sentinel International Equity Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                       Value
                                                         Shares      (Note 2)
                                                       ----------  ------------
Sumitomo Mitsui
Financial Group, Inc.                                         300  $  3,161,851
Takeda Pharmaceutical Co Ltd.                              38,000     2,481,794
Tokyo Gas Co Ltd.                                         490,000     2,429,787
Toyota Motor Corp.                                         35,300     2,140,780
Uni-Charm Corp. (a)                                        34,000     1,920,954
Xebio Co Ltd. (a)                                          55,000     1,829,295
                                                                   ------------
                                                                     35,248,076
                                                                   ------------
Mexico 0.9%
Fomento Economico Mexicano SA de CV ADR                    13,700     1,441,925
                                                                   ------------
Netherlands 4.3%
ING Groep NV                                               69,000     2,941,529
TNT NV                                                    100,000     4,207,463
                                                                   ------------
                                                                      7,148,992
                                                                   ------------
Norway 1.1%
Statoil ASA                                                63,400     1,760,025
                                                                   ------------
Singapore 1.2%
Singapore Technologies Engineering Ltd.                 1,000,000     1,961,994
                                                                   ------------
South Korea 2.1%
Korea Electric Power Corp. ADR (a)                         55,000     1,181,950
Samsung Electronics Co Ltd.                                 3,500     2,402,755
                                                                   ------------
                                                                      3,584,705
                                                                   ------------
Spain 1.5%
Telefonica SA ADR                                          42,000     2,560,740
                                                                   ------------
Sweden 1.6%
Telefonaktiebolaget LM Ericsson ADR                        70,000     2,720,900
                                                                   ------------

Switzerland 9.4%
Adecco SA (a)                                              30,000  $  1,987,650
Credit Suisse Group                                        26,000     1,719,376
Julius Baer Holding AG                                     34,000     3,617,323
Nestle SA                                                   6,000     2,117,824
Novartis AG                                                40,000     2,331,442
Phonak Holding AG                                          26,000     1,945,010
Roche Holding AG                                           11,500     2,077,561
                                                                   ------------
                                                                     15,796,186
                                                                   ------------
United Kingdom 17.3%
Anglo American PLC                                         39,000     1,810,809
BAE Systems PLC                                           350,000     2,662,607
BP PLC                                                    275,000     3,102,935
Diageo PLC                                                124,300     2,386,006
GlaxoSmithKline PLC ADR (a)                                30,000     1,593,900
Kingfisher PLC                                            485,100     2,317,211
Old Mutual PLC                                            800,000     2,610,515
Royal Bank of Scotland Group PLC                          108,000     3,910,582
SABMiller PLC                                              90,000     1,880,632
Tesco PLC                                                 289,000     2,222,697
United Utilities PLC                                      132,000     1,957,768
Vodafone Group PLC                                        998,750     2,640,627
                                                                   ------------
                                                                     29,096,289
                                                                   ------------
Total Common Stocks (Cost $120,235,820)                             165,378,470
                                                                   ------------
Money Market Funds 19.1%
State Street Navigator
   Securities Lending Prime
   Portfolio (c)
   (Cost $32,058,822)                                  32,058,822    32,058,822
                                                                   ------------
Total Investments 117.6%
   (Cost $152,294,642)**                                            197,437,292

Excess of Liabilities Over Other Assets (17.6%)                     (29,564,393)
                                                                   ------------
Net Assets 100.0%                                                  $167,872,899
                                                                   ============

Footnotes

(a)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $21,621,049 and $30,750,629, respectively.

(b)  Non-income producing

(c)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $154,463,943. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $42,973,349 of which $44,102,425 related to appreciated securities and
     $1,129,076 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:
ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

Sentinel Mid Cap Growth Fund

                                     [PHOTO]

"The Fund has been constructed as a well-diversified portfolio of high quality companies we believe have strong fundamentals and reasonable valuations."

Paul Kandel

     The Sentinel Mid Cap Growth Fund returned 7.21% for the fiscal year ending
November 30, 2006 and lagged the 14.22% return for the Standard & Poor's 500
Composite Stock Price Index, the 12.88% return for the Russell Midcap Growth
Index and the 10.09% return of the Morningstar Mid Cap Growth Category.

     The fiscal year ending November 30, 2006 was a strong year for the Russell index. Each of the 10 major Russell sectors posted positive returns, with the strongest returns achieved in the Materials, Telecommunications and Utility sectors, while the weakest returns were in the Health Care and Consumer
Discretionary sectors. Driven by record M&A activity ($3.3 trillion of M&A deals were announced in 2006, according to Thompson Financial Company), the fiscal year ending November 30, 2006 turned out to be a stronger year than had been forecasted for equities and mid-cap stocks. The year started slowly, as concerns over an economic slowdown and rising commodity prices caused the mid-cap market to fall during the first half of the year. However, the Russell Index bottomed in July, as energy prices eased, and then proceeded to rally 17% off the bottom.

     During the fiscal year, the worst-performing segments of the Sentinel Mid
Cap Growth Fund were Information Technology, which was negatively impacted by earnings disappointments from Websense, Navteq and Jabil Circuits, and Health
Care, where our winners could not offset disappointments at Teva
Pharmaceuticals, Resmed and United Surgical Partners. The Fund's best-performing segments were Energy, whose returns were aided by our exposure to Baker Hughes,
Nobel Energy and Valero Energy, and Financial Services, which benefited from exposure to companies such as NASDAQ, Moody's and OptionsExpress.

     We expect several themes to play out in 2007. First, we suspect that the trend in M&A activity will continue into and throughout 2007, due to a combination of corporate balance sheets flush with cash and a growing pool of private equity/LBO funds seeking to deploy capital. Second, we believe the multi-year outperformance by small-cap stocks is coming to a close and that the stock market could migrate up the market-cap spectrum to those larger companies that tend to have greater international exposure. In fact, this trend has already been in place since the end of June. Along the same lines, after many years of value outperforming growth, we think that pendulum will shift back and growth should outperform value in 2007. This trend has also been in place since
July. Additionally, we believe the Federal Reserve Board will be in a tricky position as it tries to stimulate growth while avoiding inflationary pressures.
To this end, we expect the Federal Reserve to reverse course in 2007 and begin to cut interest rates. Finally, we also believe that the growth will be greater overseas than in the United States.

     We believe that mid-cap stocks in general could benefit from these trends in 2007. In particular, Energy, Information Technology and Industrials should be sector beneficiaries as they derive a majority of their revenues and earnings from overseas. The themes and forecasts mentioned above could be further exacerbated if the U.S. dollar continues to weaken versus the foreign currencies. Though we do not consider the stock market to be particularly undervalued at current levels, we plan to continue to attempt to find companies that we believe to be leaders in their industry and can demonstrate strong earnings growth and/or product cycles.

     The Fund has been constructed as a well-diversified portfolio of high quality companies we believe have strong fundamentals and reasonable valuations.
We have reduced the number of positions in the portfolio to add to the securities in which we have greater conviction. We expect to focus on multinational companies, because we believe growth will be greater overseas than in the United States.

     We thank you for your continued support.

/s/ Paul Kandel
-------------------------------------
Paul Kandel

Note to shareholders: This past June, Paul Kandel, an industry veteran with over
18 years of analytical and portfolio management experience, took over management of the Fund. After the portfolio was restructured during the month of July, the
Fund returned 11.66% for the four-month period ending November 30, 2006. This compares with 12.92% for the Russell Midcap Growth Index and 11.03% for the
Morningstar Mid Cap Growth Category.

                                                                              49

Sentinel Mid Cap Growth Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Mid Cap Growth Fund Performance - Class A
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

           Sentinel Mid Cap Growth  Morningstar Mid-Cap           Russell Midcap
          Class A Shares with/load        Growth         S&P 500      Growth
          ------------------------  -------------------  -------  --------------
11/30/96             9500                  10000          10000        10000
11/30/97            12089                  11864          12853        11892
11/30/98            13097                  11233          15895        12867
11/30/99            17086                  19087          19218        18313
11/30/00            19453                  20681          18407        18011
11/30/01            14696                  15288          16159        14584
11/30/02            12008                  14298          13492        11697
11/30/03            15871                  15793          15526        15515
11/30/04            17419                  17449          17520        17284
11/30/05            18396                  19785          18998        20083
11/30/06            19723                  21781          21699        22669

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Average Annual Total Return - Class A Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       7.21%       1.86%
5 Years      6.06%       4.99%
10 Years     7.58%       7.03%

++++ Sales charge applicable to year of initial investment.

Sentinel Mid Cap Growth Fund Performance - Class B
January 12, 1998 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

          Sentinel Mid Cap Growth   Morningstar Mid-Cap           Russell Midcap
               Class B Shares              Growth        S&P 500      Growth
          ------------------------  -------------------  -------  --------------
12/1/1998           10000                  10000          10000        10000
11/30/98            11101                  11906          12557        11464
11/30/99            14317                  18178          15181        16315
11/30/00            16161                  19867          14541        16047
11/30/01            12088                  16188          12770        12994
11/30/02             9775                  13303          10658        10421
11/30/03            12759                  16726          12268        13826
11/30/04            13987                  18450          13840        15398
11/30/05            14771                  20950          15009        17893
11/30/06            15837                  23063          17144        20198

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class B Shares
Through 11/30/06

                            Full
             Net Asset    Offering
Period         Value     Price++++
----------   ---------   ---------
1 Year         6.22%       2.22%
5 Years        4.95%       4.62%
Since
Inception*     5.31%       5.31%

++++ Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

*    1/12/98

Sentinel Mid Cap Growth Fund Performance - Class C
March 30, 2000 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

          Sentinel Mid Cap Growth   Morningstar Mid-Cap           Russell Midcap
            Fund Class C Shares           Growth         S&P 500      Growth
          ------------------------  -------------------  -------  --------------
3/30/00             10000                  10000          10000        10000
11/30/00             8276                   7716           8906         6930
11/30/01             6179                   6285           7821         5611
11/30/02             4978                   5167           6528         4500
11/30/03             6483                   6496           7514         5969
11/30/04             7016                   7165           8477         6649
11/30/05             7315                   8136           9193         7726
11/30/06             7759                   8957          10500         9025

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the indices does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class C Shares
Through 11/30/06

                            Full
             Net Asset    Offering
Period         Value     Price++++
----------   ---------   ---------
1 Year          6.06%       5.06%
5 Years         4.66%       4.66%
Since
Inception*     -3.73%      -3.73%

++++ 1% contingent deferred sales charge applies in the first year.

*    3/30/00

+    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++   The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

Midsize company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Mid Cap Growth Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Consumer Discretionary                                                    22.4%
Information Technology                                                    20.6%
Industrials                                                               14.3%
Health Care                                                               13.8%
Financials                                                                10.5%

Sector                                                                   Percent
------                                                                   -------
Energy                                                                     9.2%
Materials                                                                  5.0%
Utilities                                                                  1.6%
Telecommunication Services                                                 1.2%
Consumer Staples                                                           1.2%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
Coach, Inc.                                                                1.8%
Freeport-McMoran Copper & Gold, Inc.                                       1.7%
Roper Industries, Inc.                                                     1.7%
Allegheny Technologies, Inc.                                               1.7%
Praxair, Inc.                                                              1.6%
AES Corp.                                                                  1.6%

Description                                                              Percent
-----------                                                              -------
Research In Motion Ltd.                                                    1.5%
Laboratory Corp of America Holdings                                        1.5%
Moody's Corp.                                                              1.4%
Noble Energy, Inc.                                                         1.4%
   Total of Net Assets                                                    15.9%

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2006

                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
Common Stocks 99.8%
Consumer Discretionary 22.4%
American Eagle Outfitters                                   46,000   $ 2,078,280
Bed Bath & Beyond, Inc. (a)                                 60,000     2,325,000
BorgWarner, Inc. (b)                                        32,200     1,861,160
Bright Horizons Family Solutions, Inc. (a)(b)               13,000       477,880
Cablevision Systems Corp.                                   62,000     1,721,740
Chico's FAS, Inc. (a)(b)                                    75,000     1,781,250
Coach, Inc. (a)                                             70,000     3,024,700
Dick's Sporting Goods, Inc. (a)(b)                          43,000     2,306,520
Domino's Pizza, Inc.                                        73,500     2,018,310
Hilton Hotels Corp.                                         72,500     2,380,175
Lamar Advertising Co. (a)(b)                                32,500     1,961,375
Marriott Int'l, Inc.                                        50,000     2,257,500
PetSmart, Inc.                                              72,000     2,129,760
Pool Corp. (b)                                              51,000     2,089,470
Starwood Hotels & Resorts Worldwide, Inc.                   32,500     2,085,525
Station Casinos, Inc. (b)                                   23,500     1,598,940
Tempur-Pedic Int'l, Inc. (a)(b)                             94,500     1,992,060
TJX Cos, Inc.                                               87,100     2,388,282
Toll Brothers, Inc. (a)(b)                                  54,500     1,754,900
                                                                     -----------
                                                                      38,232,827
                                                                     -----------
Consumer Staples 1.2%
McCormick & Co Inc/MD                                       54,000     2,090,880
                                                                     -----------
Energy 9.2%
Cameron Int'l Corp. (a)                                     42,000     2,281,440
GlobalSantaFe Corp.                                         37,000     2,220,000
Grant Prideco, Inc. (a)                                     53,400     2,339,988
Noble Energy, Inc.                                          45,500     2,434,250
Range Resources Corp.                                       33,900     1,053,951
Smith Int'l, Inc.                                           27,500     1,164,900
Weatherford Int'l., Ltd. (a)                                44,500     1,998,495
Williams Cos, Inc.                                          78,200     2,170,832
                                                                     -----------
                                                                      15,663,856
                                                                     -----------

                                                                         Value
                                                            Shares     (Note 2)
                                                            ------   -----------
Financials 10.5%
Affiliated Managers Group, Inc. (a)(b)                      20,500   $ 2,093,255
Chicago Mercantile Exchange Holdings, Inc.                   4,000     2,142,400
HCC Insurance Holdings, Inc.                                58,500     1,766,115
IntercontinentalExchange, Inc. (a)                          15,500     1,522,875
Moody's Corp. (b)                                           35,303     2,452,852
Nasdaq Stock Market, Inc. (a)(b)                            57,000     2,288,550
optionsXpress Holdings, Inc. (b)                            82,500     2,378,475
Raymond James Financial, Inc. (b)                           67,500     2,126,925
T Rowe Price Group, Inc.                                    26,200     1,135,246
                                                                     -----------
                                                                      17,906,693
                                                                     -----------
Health Care 13.8%
Allergan, Inc.                                              18,000     2,098,440
Covance, Inc. (a)                                           28,500     1,706,295
Gen-Probe, Inc. (a)                                         44,000     2,144,560
Gilead Sciences, Inc. (a)                                   31,000     2,043,520
Henry Schein, Inc. (a)                                      40,000     2,061,200
Laboratory Corp. of America Holdings (a)(b)                 35,500     2,513,400
Medicis Pharmaceutical Corp. (b)                            51,000     1,880,880
Shire PLC ADR (b)                                           35,000     2,121,000
St. Jude Medical, Inc. (a)                                  48,500     1,807,595
streetTRACKS SPDR Biotech ETF (a)                           25,100     1,267,801
Varian Medical Systems, Inc. (a)                            45,000     2,214,900
VCA Antech, Inc. (a)                                        55,500     1,789,320
                                                                     -----------
                                                                      23,648,911
                                                                     -----------

                                                                        Value
                                                            Shares     (Note 2)
                                                           -------   -----------
Industrials 14.3%
Corrections Corp of America (a)                             44,250   $ 2,011,163
Danaher Corp.                                               26,000     1,901,120
Expeditors Int'l Washington, Inc.                           40,000     1,809,600
Fastenal Co. (b)                                            34,700     1,248,853
Goodrich Corp. (b)                                          44,000     1,980,000
ITT Corp.                                                   18,800     1,014,260
Jacobs Engineering Group, Inc. (a)                          21,900     1,836,753
Precision Castparts Corp.                                   26,000     1,961,960
Republic Services, Inc.                                     49,100     2,036,668
Ritchie Bros Auctioneers, Inc.                              33,500     1,811,680
Robert Half Int'l., Inc.                                    61,000     2,353,990
Roper Industries, Inc.                                      57,000     2,924,670
Stericycle, Inc. (a)(b)                                     21,000     1,520,820
                                                                     -----------
                                                                      24,411,537
                                                                     -----------
Information Technology 20.6%
Activision, Inc. (a)                                       125,000     2,131,250
Akamai Technologies, Inc. (a)(b)                            38,500     1,881,495
Amdocs Ltd. (a)                                             53,800     2,073,990
Amphenol Corp.                                              33,000     2,248,290
Autodesk, Inc. (a)(b)                                       58,500     2,409,030
Business Objects SA ADR (a)(b)                              60,000     2,329,200
Checkfree Corp. (a)                                         30,200     1,262,662
Citrix Systems, Inc. (a)                                    50,200     1,442,748
Cognizant Technology Solutions Corp. (a)                    27,500     2,242,900
Global Payments, Inc.                                       43,000     1,969,400
Hyperion Solutions Corp. (a)                                63,500     2,334,260
Intersil Corp.                                              78,400     1,941,968

    The accompanying notes are an integral part of the financial statements.

                                                                              51

Sentinel Mid Cap Growth Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                        Value
                                                         Shares       (Note 2)
                                                       ----------   ------------
Kla-Tencor Corp.                                           38,400   $  1,984,128
Linear Technology Corp. (b)                                51,500      1,655,210
MEMC Electronic Materials, Inc. (a)                        60,000      2,388,000
Micros Systems, Inc. (a)                                   20,000      1,018,400
Research In Motion Ltd. (a)                                18,500      2,568,355
SanDisk Corp. (a)                                          28,500      1,265,400
                                                                    ------------
                                                                      35,146,686
                                                                    ------------
Materials 5.0%
Allegheny Technologies, Inc.                               32,500      2,913,625
Freeport-Mc Moran Copper & Gold, Inc.                      46,800      2,942,316
Praxair, Inc.                                              43,500      2,714,400
                                                                    ------------
                                                                       8,570,341
                                                                    ------------
Telecommunication Services 1.2%
NII Holdings, Inc. (a)                                     33,000      2,142,690
                                                                    ------------
Utilities 1.6%
AES Corp. (a)                                             114,000      2,664,180
                                                                    ------------
Total Common Stocks
   (Cost $139,140,937)                                               170,478,601
                                                                    ------------

Money Market Funds 18.7%
   State Street Navigator
   Securities Lending
   Prime Portfolio (c)
   (Cost $31,985,084)                                  31,985,084     31,985,084
                                                                    ------------

                                                Principal Amount        Value
                                                    (M=$1,000)        (Note 2)
                                                ----------------    ------------
Corporate Short-Term Notes 0.3%

Harley-Davidson Funding
   5.21%, 12/01/06
   (Cost $500,000)                                     500M        $    500,000
                                                                   ------------
Total Investments 118.8%
   (Cost $171,626,021)**                                            202,963,685

(Excess of Liabilities)
   Over Other Assets                                 (18.8%)        (32,106,949)
                                                                   ------------
Net Assets 100.0%                                                  $170,856,736
                                                                   ============

Footnotes

(a)  Non-income producing

(b)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $25,214,618 and $30,918,718, respectively.

(c)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $171,662,397. At November 30, 2006 unrealized appreciation for federal income tax purposes aggregated
     $31,301,288 of which $32,078,691 related to appreciated securities and
     $777,403 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

ETF - Exchange Traded Fund

SPDR - Standard & Poor's Depository Receipt

    The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds with average lives at the time of purchase of three years or less.

Sentinel Short Maturity Government Fund

                                     [PHOTO]

"The investment goal of the Fund is to provide a high level of current income and limited fluctuations in principal value by investing in U.S. government bonds, including its agencies and instrumentalities."

                             David M. Brownlee, CFA

     For the fiscal year ending November 30, 2006, the Sentinel Short Maturity
Government Fund returned 4.11%. By comparison, the Lehman 1-3 Year Government
Bond Index ("Lehman Index") returned 4.49% and its peer group, the Morningstar
Short Government Category, returned 4.22% during the same period.

     The investment goal of the Fund is to provide a high level of current income and limited fluctuations in principal value by investing in U.S.
government bonds, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and an intermediate government bond fund. At least 80% of the Fund's net assets are invested in U.S. government securities with average lives, at the time of purchase, of 3 years or less. The investment style of the Fund has been to have at least 95% of assets invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short-maturity securities has been fairly limited over a 12-month investment horizon. In addition, yield and total return are highly and positively correlated for short-duration instruments over short-term investment horizons. The Fund's target duration has been 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in performance relative to short-term U.S. Treasury securities if short-term interest rates decline sharply.

     During the fiscal year, the bond market provided investors with modest returns, with most of the positive performance coming in the last few months of the period. The Federal Reserve Board increased the Federal Funds target rate five times, in 25 basis-point increments, for a total of 125 basis points, bringing the Federal Funds rate up to 5.25% from its initial 4.00%. However, the
Fed suspended its string of 17 consecutive interest rate increases in August, and adopted a wait-and-see approach. The U.S. Treasury 2-year Note - the U.S.
Treasury security most sensitive to actions by the Fed - rose only 20 basis points over the 12-month period, from 4.41% to 4.61% - much less than the 125 basis points of Federal Reserve tightening.

     As of November 30, 2006, the Sentinel Short Maturity Government Fund's
exposure to mortgage-backed securities stood at 88% of assets, with the remaining 12% in U.S. Agency debentures. The effective duration of the Fund was
1.3 years. The Fund slightly underperformed the Lehman Index, which had no expenses. The bond market in the fiscal year will be noted for its modest and narrow distribution of returns.

     As always, we look forward to helping you achieve your investment goals and objectives, and we thank you for your support.

/s/ David M. Brownlee
----------------------------------------
David M. Brownlee, CFA

                                                                              53

Sentinel Short Maturity Government Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Short Maturity Government Fund Performance - Class A
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

           Sentinel Short Maturity
           Government Fund Class A      Lehman 1-3 year
               Shares with/load      Government Bond Index   morningstar
           -----------------------   ---------------------   -----------
11/30/96             9700                   10000               10000
11/30/97            10286                   10596               10575
11/30/98            10966                   11367               11319
11/30/99            11312                   11739               11510
11/30/00            12069                   12555               12308
11/30/01            13004                   13786               13426
11/30/02            13742                   14483               14115
11/30/03            13991                   14830               14405
11/30/04            14358                   15045               14639
11/30/05            14515                   15277               14804
11/30/06            15111                   15964               15432

Note that Fund performance reflects the maximum 3% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the Short Maturity Government Fund's maximum sales charge from 1% to
3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher.

Average Annual Total Return - Class A Shares

Through 11/30/06

Period             Net Asset Value   Full Offering Price++++
----------------   ---------------   -----------------------
1 Year                  4.11%                 0.99%
5 Years                 3.05%                 2.42%
10 Years                4.53%                 4.22%

++++ Sales charge applicable to year of initial investment.

Sentinel Short Maturity Government Fund Performance - Class C
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

           Sentinel Short Maturity
           Government Fund Class C      Lehman 1-3 year
                   Shares            Government Bond Index   morningstar
           -----------------------   ---------------------   -----------
11/30/96            10000                  10000                10000
11/30/97            10516                  10596                10575
11/30/98            11098                  11367                11319
11/30/99            11325                  11739                11510
11/30/00            11955                  12555                12308
11/30/01            12745                  13786                13426
11/30/02            13326                  14483                14115
11/30/03            13426                  14830                14405
11/30/04            13653                  15045                14639
11/30/05            13694                  15277                14804
11/30/06            14096                  15964                15432

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

The Class C share returns for the Fund prior to June 1, 2006 are based on the returns of the Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales charge and adjusted for Class C shares estimated higher expenses.

Average Annual Total Return - Class C Shares

Through 11/30/06

Period             Net Asset Value   Full Offering Price++++
----------------   ---------------   -----------------------
1 Year                  2.94%                 1.95%
5 Years                 2.04%                 2.04%
10 Years                3.49%                 3.49%

++++ 1% contingent deferred sales charge applies in the first year.

Sentinel Short Maturity Government Fund Performance - Class S
March 4, 2005 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

           Sentinel Short Maturity
           Government Fund Class S                    Lehman 1-3 year
                   Shares            Morningstar   Government Bond Index
           -----------------------   -----------   ---------------------
4/3/2005            10000               10000             10000
3/31/05              9954                9985              9989
4/30/05             10009               10052             10048
5/31/05             10041               10101             10089
6/30/05             10052               10121             10109
7/31/05             10042               10077             10080
8/31/05             10088               10144             10144
9/30/05             10058               10105             10118
10/31/05            10034               10078             10115
11/30/05            10058               10104             10148
12/31/05            10092               10149             10188
1/31/06             10095               10166             10207
2/28/06             10120               10178             10218
3/31/06             10100               10161             10230
4/30/06             10123               10178             10264
5/31/06             10112               10179             10278
6/30/06             10126               10193             10297
7/31/06             10207               10276             10375
8/31/06             10276               10362             10450
9/30/06             10327               10420             10505
10/31/06            10385               10465             10548
11/30/06            10424               10540             10604

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class S Shares

Through 11/30/06

Period             Net Asset Value   Full Offering Price++++
----------------   ---------------   -----------------------
1 Year                  3.64%                 3.64%
Since Inception*        2.41%                 2.41%

* 3/4/05

+    The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. An investment cannot be made directly in an index.

+++  An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall.
Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Short Maturity Government Fund

Average Effective Duration**
As a percentage of net assets as of 11/30/06
Average Effective Duration (for all Fixed Income Holdings) 1.3 years**

Duration                                                                 Percent
--------                                                                 -------
Less than 1 yr.                                                           42.58%
1 yr. to 2.99 yrs.                                                        55.60%
3 yrs. to 3.99 yrs.                                                        1.82%

Top 10 Holdings* as of 11/30/06

                               Maturity   Percent of
Description           Coupon     Date     Net Assets
-------------------   ------   --------   ----------
FHRR R007 AC           5.9%    05/15/16     14.0%
FHR 2388 BG            6.5%    12/15/31      8.8%
GNR 02-41 TE           6.0%    07/16/31      8.2%
FHR 2435 HL            6.5%    09/15/31      7.8%
FHR 2492 PE            6.0%    01/15/22      5.0%
FHLMC J05907           6.0%    08/01/19      4.5%

                               Maturity   Percent of
Description           Coupon     Date     Net Assets
-------------------   ------   --------   ----------
GNMA 781109            7.0%    11/15/14      2.8%
FNMA 725284            7.0%    11/01/18      2.7%
FNR 05-105 TJ          5.5%    12/25/35      1.8%
FHLMC A17291           6.5%    11/01/33      1.6%
   Total of Net Assets                      57.2%

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**   The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

    The accompanying notes are an integral part of the financial statements.

Investment in Securities
at November 30, 2006

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
U.S. Government Obligations 99.3%
U.S. Government Agency Obligations 99.3%
Federal Home Loan Mortgage Corporation 54.2%
Collateralized Mortgage Obligations:
FHRR R007 AC
   5.875%, 05/15/16                                        27,101M   $27,313,662
FHR 2353 TD
   6%, 09/15/16                                               359M       367,832
FHR 2492 PE
   6%, 01/15/22                                             9,576M     9,691,567
FHR 2435 HL
   6.5%, 09/15/31                                          14,876M    15,137,169
FHR 2388 BG
   6.5%, 12/15/31                                          16,573M    17,118,799
                                                                     -----------
                                                                      69,629,029
                                                                     -----------
Mortgage-Backed Securities:
10-Year:
FHLMC E75462
   6%, 03/01/09                                               189M       189,843
FHLMC E83548
   6%, 05/01/11                                               105M       106,574
FHLMC E86837
   6%, 01/01/12                                               992M     1,011,363
FHLMC E88621
   5.5%, 03/01/12                                             351M       355,014
FHLMC E89226
   6%, 04/01/12                                               419M       427,599
FHLMC E89227
   6%, 04/01/12                                               763M       779,074
FHLMC E89229
   6%, 04/01/12                                               595M       606,287
FHLMC E89015
   6.5%, 04/01/12                                             513M       528,389

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
FHLMC E89586
   5.5%, 05/01/12                                             282M   $   285,218
FHLMC E89815
   5.5%, 05/01/12                                             352M       355,708
FHLMC G11271
   5.5%, 05/01/12                                             488M       493,328
FHLMC E89583
   6%, 05/01/12                                               857M       873,502
FHLMC E89668
   6%, 05/01/12                                               845M       861,424
FHLMC E93390
   5.5%, 07/01/12                                             184M       185,711
FHLMC E91150
   5.5%, 09/01/12                                             297M       300,012
FHLMC E91152
   5.5%, 09/01/12                                              85M        86,014
FHLMC E91428
   5.5%, 09/01/12                                             238M       240,382
FHLMC E91504
   5.5%, 09/01/12                                             487M       492,802
FHLMC E94026
   5.5%, 02/01/13                                           2,817M     2,852,231
FHLMC E94029
   5.5%, 02/01/13                                           1,179M     1,192,451
FHLMC B10204
   5.5%, 10/01/13                                             505M       510,505
FHLMC B10950
   5.5%, 11/01/13                                             787M       795,608
                                                                     -----------
                                                                      13,529,039
                                                                     -----------
15-Year:
FHLMC E00109
   8.5%, 06/01/07                                              261           264
FHLMC E44248
   6%, 01/01/08                                                22M        21,742
FHLMC E47607
   8%, 02/01/08                                                 6M         6,140

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
FHLMC E47837
   7%, 03/01/08                                                46M   $    46,479
FHLMC E49168
   6%, 07/01/08                                                33M        33,262
FHLMC E49621
   7%, 07/01/08                                                80M        80,124
FHLMC E54549
   6.5%, 09/01/08                                              16M        16,428
FHLMC E00292
   6.5%, 04/01/09                                              23M        22,916
FHLMC G10330
   7%, 01/01/10                                                92M        92,760
FHLMC E61405
   7%, 08/01/10                                                52M        53,435
FHLMC E62686
   7%, 01/01/11                                               185M       189,525
FHLMC E00422
   7%, 03/01/11                                                73M        75,101
FHLMC M30120
   5.5%, 05/01/11                                              87M        88,741
FHLMC M30121
   5.5%, 05/01/11                                             125M       126,381
FHLMC E20237
   6%, 05/01/11                                                42M        42,706
FHLMC G10516
   6%, 05/01/11                                                35M        35,186
FHLMC E00436
   7%, 06/01/11                                                35M        35,626
FHLMC E64484
   7%, 06/01/11                                                 9M         8,971
FHLMC M30123
   6.5%, 07/01/11                                             127M       130,096
FHLMC E85491
   6.5%, 09/01/11                                             193M       197,384
FHLMC F70014
   7.5%, 09/01/11                                             147M       150,998

    The accompanying notes are an integral part of the financial statements.

                                                                              55

Sentinel Short Maturity Government Fund

Investment in Securities (Continued)
at November 30, 2006

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
FHLMC E72904
   8%, 11/01/11                                                47M   $    48,575
FHLMC F70015
   8%, 12/01/11                                               143M       148,217
FHLMC G10654
   7%, 02/01/12                                               323M       331,980
FHLMC E88437
   5.5%, 03/01/12                                             380M       384,426
FHLMC E69127
   6%, 03/01/12                                                87M        88,426
FHLMC G10705
   6.5%, 08/01/12                                             433M       443,049
FHLMC G10749
   6%, 10/01/12                                               123M       124,472
FHLMC E93347
   5.5%, 12/01/12                                             378M       382,339
FHLMC G11228
   6.5%, 12/01/12                                             119M       120,970
FHLMC E94628
   5%, 02/01/13                                             1,410M     1,413,946
FHLMC E68799
   6%, 02/01/13                                               187M       189,621
FHLMC E69523
   6%, 04/01/13                                               168M       170,701
FHLMC M30171
   5.5%, 06/01/13                                              74M        74,663
FHLMC E72131
   6.5%, 08/01/13                                             242M       247,995
FHLMC G11135
   6.5%, 08/01/13                                             391M       397,795
FHLMC E72178
   6.5%, 09/01/13                                             160M       164,058
FHLMC G11077
   6%, 12/01/13                                               116M       118,077
FHLMC E83900
   6%, 01/01/14                                                51M        51,332
FHLMC E80767
   6%, 06/01/14                                                90M        91,777
FHLMC G10965
   7.5%, 10/01/14                                              80M        82,734
FHLMC E82128
   7%, 03/01/15                                               135M       138,372
FHLMC E00843
   8%, 04/01/15                                                46M        48,918
FHLMC E01009
   6.5%, 08/01/16                                           1,207M     1,235,778
FHLMC G11585
   7%, 02/01/17                                             1,081M     1,111,655
FHLMC E88357
   6.5%, 03/01/17                                             230M       235,613
FHLMC J05907
   6%, 08/01/19                                             8,559M     8,692,792
                                                                     -----------
                                                                      17,992,546
                                                                     -----------
20-Year:
FHLMC C90035
   6.5%, 11/01/13                                             330M       339,734
FHLMC D94982
   7%, 04/01/16                                               247M       256,090
FHLMC D94230
   7.5%, 10/01/19                                             330M       345,986
                                                                     -----------
                                                                         941,810
                                                                     -----------

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
30-Year:
FHLMC 160024
   8%, 06/01/07                                                 2M  $      1,788
FHLMC 274386
   8.25%, 07/01/07                                              4M         4,386
FHLMC 140826
   6.5%, 11/01/07                                               2M         2,308
FHLMC 160040
   8.75%, 03/01/08                                              4M         3,766
FHLMC 530139
   7.5%, 06/01/08                                               5M         5,397
FHLMC 160054
   9.25%, 07/01/08                                              7M         7,075
FHLMC 184331
   7.75%, 11/01/08                                             383           383
FHLMC 181285
   7.5%, 03/01/09                                               3M         3,464
FHLMC 303073
   8.5%, 03/01/09                                              30M        30,851
FHLMC 254499
   7.75%, 06/01/09                                             10M        10,554
FHLMC 181339
   8%, 06/01/09                                                502           510
FHLMC 160081
   10.25%, 06/01/09                                             1M         1,144
FHLMC 181586
   8%, 12/01/09                                                 5M         4,656
FHLMC 555131
   8.25%, 12/01/09                                              9M         9,404
FHLMC 141001
   7.75%, 09/01/16                                              8M         8,045
FHLMC 141161
   7.75%, 04/01/17                                             31M        31,779
FHLMC 302609
   8%, 08/01/17                                                81M        84,378
FHLMC 307583
   8%, 08/01/17                                                 7M         7,350
FHLMC G00100
   8%, 02/01/23                                                26M        27,247
FHLMC A17291
   6.5%, 11/01/33                                           3,046M     3,117,072
                                                                    ------------
                                                                       3,361,557
                                                                    ------------
Total Federal Home Loan
   Mortgage Corporation                                              105,453,981
                                                                    ------------
Federal National Mortgage
   Association 30.5%
Agency Debentures:
FNMA
   6.625%, 10/15/07                                        12,000M    12,157,200
FNMA
   6%, 05/15/08                                            10,000M    10,165,700
                                                                    ------------
                                                                      22,322,900
                                                                    ------------
Collateralized Mortgage Obligations:
FNR 05-105 TJ
   5.5%, 12/25/35                                           3,537M     3,517,006
                                                                    ------------
Mortgage-Backed Securities:
10-Year:
FNMA 251418
   7%, 11/01/07                                                 4M         3,839
FNMA 527272
   6%, 08/01/09                                                64M        64,289
FNMA 516230
   8%, 08/01/09                                               176M       179,021

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
FNMA 253329
   7.5%, 05/01/10                                             176M   $   180,217
FNMA 253362
   7.5%, 05/01/10                                             178M       182,355
FNMA 253472
   7.5%, 09/01/10                                             250M       256,716
FNMA 253507
   7.5%, 09/01/10                                             209M       213,924
FNMA 599310
   6%, 07/01/11                                                31M        31,694
FNMA 600249
   6%, 08/01/11                                                68M        68,472
FNMA 595729
   6%, 09/01/11                                               717M       726,260
FNMA 609190
   6%, 09/01/11                                               118M       119,074
FNMA 595730
   6.5%, 09/01/11                                              75M        76,593
FNMA 603547
   6.5%, 09/01/11                                             120M       122,613
FNMA 254082
   5.5%, 10/01/11                                             202M       203,045
FNMA 254076
   6.5%, 10/01/11                                             209M       213,879
FNMA 254119
   5.5%, 11/01/11                                             297M       298,401
FNMA 254113
   6.5%, 11/01/11                                             185M       189,203
FNMA 254163
   5.5%, 12/01/11                                             430M       432,608
FNMA 619198
   6%, 12/01/11                                               106M       107,817
FNMA 254226
   5.5%, 02/01/12                                           1,621M     1,629,805
FNMA 633905
   5.5%, 03/01/12                                             311M       312,616
FNMA 254274
   6%, 03/01/12                                               301M       305,363
FNMA 644268
   5.5%, 04/01/12                                             170M       171,340
FNMA 649455
   6%, 05/01/12                                               512M       520,029
FNMA 254369
   6%, 06/01/12                                               517M       525,090
FNMA 679981
   6%, 06/01/12                                               243M       246,486
FNMA 254399
   6.5%, 06/01/12                                           1,232M     1,265,275
FNMA 254427
   6.5%, 07/01/12                                           2,037M     2,088,116
FNMA 254457
   6.5%, 07/01/12                                             360M       368,945
FNMA 254488
   6%, 09/01/12                                               769M       781,761
FNMA 254698
   6.5%, 01/01/13                                             482M       495,564
FNMA 254882
   5%, 08/01/13                                               154M       153,506
FNMA 255368
   5.5%, 07/01/14                                             761M       769,576
                                                                     -----------
                                                                      13,303,492
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

Investment in Securities (Continued)
at November 30, 2006

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
15-Year:
FNMA 328089
   7.25%, 08/01/09                                             42M      $ 41,592
FNMA 511846
   9%, 01/01/10                                                 9M         9,039
FNMA 321199
   7%, 09/01/10                                                92M        94,378
FNMA 324087
   7%, 09/01/10                                                27M        27,541
FNMA 325432
   7%, 09/01/10                                                39M        39,717
FNMA 313758
   7%, 11/01/10                                                12M        12,190
FNMA 250441
   6.5%, 12/01/10                                              74M        75,470
FNMA 303902
   7%, 05/01/11                                                46M        46,812
FNMA 303943
   6.5%, 06/01/11                                             213M       217,487
FNMA 250613
   6.5%, 07/01/11                                              97M        99,384
FNMA 250781
   6.5%, 12/01/11                                              37M        37,722
FNMA 367201
   6.5%, 12/01/11                                              43M        44,646
FNMA 367202
   7%, 12/01/11                                                72M        74,871
FNMA 370468
   7%, 01/01/12                                                66M        68,091
FNMA 576800
   8.5%, 01/01/12                                              50M        50,027
FNMA 390784
   6%, 05/01/12                                                90M        92,082
FNMA 251300
   7%, 08/01/12                                               143M       146,879
FNMA 596145
   6.5%, 06/01/13                                              41M        41,082
FNMA 433301
   6.5%, 07/01/13                                             752M       770,537
FNMA 512520
   7%, 07/01/13                                               339M       344,841
FNMA 426453
   5.5%, 10/01/13                                             357M       360,063
FNMA 446787
   5.5%, 01/01/14                                             580M       585,566
FNMA 447881
   5.5%, 01/01/14                                             228M       229,992
FNMA 496015
   5.5%, 04/01/14                                             122M       123,585
FNMA 528088
   5.5%, 05/01/14                                             372M       374,821
FNMA 536814
   5.5%, 06/01/14                                             634M       640,110
FNMA 576789
   5.5%, 06/01/14                                             168M       168,714
FNMA 768628
   5.5%, 09/01/15                                             590M       595,581
FNMA 630985
   7%, 09/01/15                                               652M       671,059
FNMA 594601
   8.5%, 10/01/15                                             117M       125,000

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
FNMA 619191
   6.5%, 12/01/15                                             845M   $   865,124
FNMA 535631
   7%, 12/01/15                                               854M       879,658
FNMA 594602
   9%, 01/01/16                                                19M        20,760
FNMA 535777
   5.5%, 03/01/16                                             553M       557,752
FNMA 663227
   6%, 03/01/16                                               681M       692,562
FNMA 574598
   6%, 05/01/16                                               568M       578,768
FNMA 545298
   5.5%, 11/01/16                                             477M       481,151
FNMA 614920
   5.5%, 12/01/16                                             529M       533,146
FNMA 792797
   5.5%, 04/01/17                                           1,056M     1,065,833
FNMA 671380
   6%, 11/01/17                                               361M       368,522
FNMA 679165
   5.5%, 02/01/18                                             416M       418,991
FNMA 725284
   7%, 11/01/18                                             5,157M     5,311,261
                                                                     -----------
                                                                      17,982,407
                                                                     -----------
20-Year:
FNMA 190659
   7%, 02/01/14                                               299M       310,058
FNMA 190697
   7%, 03/01/14                                               522M       541,290
FNMA 251716
   10.5%, 03/01/18                                             27M        29,080
                                                                     -----------
                                                                         880,428
                                                                     -----------
30-Year:
FNMA 111330
   7.5%, 09/01/07                                               5M         5,313
FNMA 58241
   7.5%, 12/01/07                                               2M         1,713
FNMA 8213
   8%, 01/01/08                                                13M        12,736
FNMA 151964
   8%, 03/01/08                                                218           219
FNMA 13481
   7.75%, 05/01/08                                              4M         4,250
FNMA 44045
   8%, 06/01/08                                                 8M         8,181
FNMA 176044
   8.5%, 09/01/08                                              14M        14,457
FNMA 141789
   8.25%, 02/01/09                                              6M         5,845
FNMA 439
   9%, 06/01/09                                                 1M         1,229
FNMA 10134
   8.75%, 08/01/09                                             14M        14,755
FNMA 366221
   9.5%, 03/01/11                                              26M        27,361
FNMA 23
   8.5%, 08/01/11                                               6M         5,729
FNMA 510095
   8.5%, 09/01/11                                              12M        12,033
FNMA 401612
   7%, 05/01/12                                                38M        37,590

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
FNMA 81692
   8%, 09/01/12                                                22M   $    21,765
FNMA 124871
   7%, 05/01/13                                               316M       322,891
FNMA 20497
   8.75%, 07/01/13                                             12M        12,846
FNMA 44046
7.5%, 02/01/14                                                  7M         7,050
FNMA 454727
   10.5%, 01/01/16                                             92M       101,033
FNMA 626664
   6%, 04/01/17                                               345M       351,796
FNMA 49584
   8.25%, 09/01/17                                             55M        58,509
FNMA 479421
   7%, 09/01/21                                               116M       120,083
FNMA 207530
   8.25%, 04/01/22                                             13M        14,019
FNMA 175123
   7.45%, 08/01/22                                            149M       155,948
                                                                     -----------
                                                                       1,317,351
                                                                     -----------
Total Federal National
   Mortgage Association                                               59,323,584
                                                                     -----------
Government National Mortgage
   Corporation 14.6%
Collateralized Mortgage Obligations:
GNR 02-41 TE
   6%, 07/16/31                                            15,739M    16,012,701
                                                                     -----------
Mortgage-Backed Securities:
10-Year:
GNMA 634538
   6%, 09/15/14                                               782M       799,497
GNMA 634545
   6.5%, 09/15/14                                             667M       683,854
                                                                     -----------
                                                                       1,483,351
                                                                     -----------
15-Year:
GNMA 342810
   7%, 12/15/07                                                14M        13,735
GNMA 780395
   7%, 12/15/07                                                 8M         7,601
GNMA 343534
   7.5%, 01/15/08                                               3M         3,376
GNMA 339464
   8%, 01/15/08                                                13M        13,582
GNMA 348052
   7%, 03/15/08                                                 3M         2,734
GNMA 364447
   7%, 03/20/08                                                 1M         1,399
GNMA 339490
   7%, 04/15/08                                                 3M         3,061
GNMA 342744
   6.5%, 08/15/08                                              31M        31,134
GNMA 352121
   6.5%, 08/15/08                                               5M         5,246
GNMA 326462
   6.5%, 10/15/08                                              83M        83,611
GNMA 370871
   6.5%, 10/15/08                                              29M        28,753
GNMA 364469
   6%, 11/15/08                                                12M        12,131
GNMA 354532
   6%, 01/15/09                                                14M        14,519

    The accompanying notes are an integral part of the financial statements.

                                                                              57

Sentinel Short Maturity Government Fund

Investment in Securities (Continued)
at November 30, 2006

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
GNMA 780303
   6.5%, 02/15/09                                              37M    $   36,714
GNMA 345594
   6%, 03/15/09                                                30M        30,330
GNMA 366674
   6%, 03/15/09                                                31M        31,459
GNMA 388287
   6%, 03/15/09                                                50M        50,142
GNMA 355866
   6%, 04/15/09                                                48M        48,465
GNMA 360238
   6%, 04/15/09                                                41M        40,959
GNMA 366773
   6%, 04/15/09                                                45M        45,482
GNMA 371934
   6%, 04/15/09                                                29M        29,566
GNMA 375876
   6%, 04/15/09                                                18M        17,891
GNMA 378884
   6%, 04/15/09                                                21M        20,895
GNMA 385492
   6%, 04/15/09                                                40M        40,263
GNMA 391659
   6.5%, 04/15/09                                             131M       132,281
GNMA 780369
   7%, 09/15/09                                                56M        56,737
GNMA 415068
   6%, 01/15/11                                                20M        20,540
GNMA 780659
   7.5%, 08/15/12                                              19M        20,132
GNMA II 2542
   7%, 01/20/13                                                80M        82,270
GNMA 462328
   6.5%, 04/15/13                                             308M       316,013
GNMA 780759
   6.5%, 04/15/13                                             380M       389,737
GNMA 349029
   7%, 04/15/13                                                24M        24,218
GNMA 456869
   6.5%, 05/15/13                                              14M        14,802
GNMA 780859
   7.5%, 09/15/13                                              25M        25,773
GNMA 780978
   6.5%, 02/15/14                                           2,397M     2,456,799
GNMA 781109
   7%, 11/15/14                                             5,320M     5,493,903
GNMA 489953
   6%, 12/15/16                                               112M       114,420
                                                                      ----------
                                                                       9,760,673
                                                                      ----------

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
20-Year:
GNMA 234073
   9.25%, 12/15/07                                              2M  $      1,647
GNMA 248682
   9.75%, 06/15/10                                             16M        17,068
GNMA 628440
   7%, 04/15/24                                             1,104M     1,142,646
                                                                    ------------
                                                                       1,161,361
                                                                    ------------
30-Year:
GNMA 18324
   8%, 07/15/07                                                 3M         3,076
GNMA 91758
   10%, 11/15/09                                               792           834
GNMA 495
   10%, 02/20/16                                               650           720
                                                                    ------------
                                                                           4,630
                                                                    ------------
Total Government National
   Mortgage Corporation                                               28,422,716
                                                                    ------------
Total U.S. Government
Obligations
(Cost $194,059,634)                                                  193,200,281
                                                                    ------------

                                                    Principal Amount   Value
                                                        (M=$1,000)    (Note 2)
                                                    ---------------- -----------
Corporate Short-Term Notes 0.5%
Harley-Davidson Funding
   5.21%, 12/01/06
   (Cost $1,000,000)                                        1,000M  $  1,000,000
                                                                    ------------
Total Investments 99.8%
   (Cost $195,059,634)**                                             194,200,281

Other Assets in Excess of Liabilities 0.2%                               443,177
                                                                    ------------
Net Assets 100.0%                                                   $194,643,458
                                                                    ============

Footnotes

**   Cost for federal income tax purposes is $195,059,804. At November 30, 2006 unrealized depreciation for federal income tax purposes aggregated $859,523 of which $426,272 related to appreciated securities and $1,285,795 related to depreciated securities.

    The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund seeks growth of capital by investing mainly in common stocks of small companies believed to have attractive growth potential and valuations.

Sentinel Small Company Fund

                                     [PHOTO]

                            Charles C. Schwartz, CFA

                                     [PHOTO]

                               Betsy G. Pecor, CFA

"In a volatile year for small-cap stocks, the Fund achieved a solid return for our shareholders while maintaining its conservative risk profile."

     The Sentinel Small Company Fund returned 16.05% for the fiscal year ending
November 30, 2006. The Fund modestly lagged the Russell 2000 Index return of
17.43%, while comparing favorably to the Morningstar Small Growth Category return of 10.58%.

     In a volatile year for small-cap stocks, the Fund achieved a solid return for our shareholders while maintaining its relatively conservative risk profile.
By continuing to hold a well-balanced portfolio across the major economic sectors, we had a more conservative weighting in Consumer Discretionary, Health
Care, and Information Technology than our Morningstar peer group. As these sectors were clear market underperformers over the past year, this balanced approach helped us outperform our Morningstar category while managing risk.

     For the fiscal year, our holdings in the Energy and Consumer Staples sectors were outperformers versus the Russell 2000 Index. Within the Energy sector, our overweight versus the index in Equipment and Services was beneficial to returns as well as very strong stock performance in this industry group, led by Core Laboratories, Tetra Technologies, and Superior Energy Services. In
Consumer Staples, our holdings in Chattam, Church & Dwight, and Casey's General
Stores were the main contributors to our outperformance in this sector. For the year, our results in Financials and Consumer Discretionary lagged the Russell
2000 index. Our underweight versus the index and relatively weak performance in the Real Estate group was a large component of the underperformance in the
Financial sector. Within the Consumer Discretionary sector, our Consumer
Services and Consumer Apparel holdings did not keep pace with the benchmark holdings.

     We believe our focus on building a well-balanced portfolio of high-quality small companies that have solid financial characteristics while maintaining a critical eye on valuation should continue to deliver solid returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

/s/ Charles C. Schwartz
---------------------------------------
Charles C. Schwartz, CFA

/s/ Betsy G. Pecor
---------------------------------------
Betsy G. Pecor, CFA

                                                                              59

Sentinel Small Company Fund Performance Notes:

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Data shown represents past performance; past performance does not guarantee future results;
current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

Sentinel Small Company Fund Performance - Class A
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

           Sentinel Small Co.    Morningstar
             Fund with/load     'Small Growth   Russell '2000
           ------------------   -------------   -------------
11/30/96           9500             10000           10000
11/30/97          11680             12037           12341
11/30/98          11992             10803           11524
11/30/99          13591             17278           13330
11/30/00          18957             17997           13252
11/30/01          20255             14977           13891
11/30/02          18830             13541           12419
11/30/03          24553             16350           16925
11/30/04          28853             19910           19846
11/30/05          31653             19337           21462
11/30/06          36734             21383           25203

Note that Fund performance reflects the maximum 5% sales charge and includes expenses and management fees, while index performance does not; performance shown for the Average Annual Total Return at Net Asset Value in the accompanying table reflects expenses and management fees but no sales charge.

Average Annual Total Return - Class A Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       16.05%      10.29%
5 Years      12.64%      11.47%
10 Years     14.48%      13.90%

++++ Sales charge applicable to year of initial investment.

Sentinel Small Company Fund Performance - Class B
Ten Years Ended November 30, 2006

                                     [CHART]

                                  [Line chart]

           Small Co. Fund    Morningstar
           Class B shares   Small Growth   Russell 2000
           --------------   ------------   ------------
11/30/96        10000          10000           10000
11/30/97        12163          12037           12341
11/30/98        12364          10803           11524
11/30/99        13889          17278           13330
11/30/00        19205          17997           13252
11/30/01        20313          14977           13891
11/30/02        18676          13541           12419
11/30/03        24348          16350           16925
11/30/04        28617          19910           19846
11/30/05        31384          19337           21462
11/30/06        36421          21383           25203

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class B Shares
Through 11/30/06

                          Full
           Net Asset    Offering
Period       Value     Price++++
--------   ---------   ---------
1 Year       14.97%      10.97%
5 Years      11.60%      11.35%
10 Years     13.80%      13.80%

++++ Contingent deferred sales charges begin at 4% in first year and decline to
     0% over a six-year period. B shares convert to A shares after six years.

Sentinel Small Company Fund Performance - Class C
July 9, 2001 inception through November 30, 2006

                                     [CHART]

                                  [Line chart]

           Small Co. Fund    Morningstar
           Class C shares   Small Growth   Russell 2000
           --------------   ------------   ------------
9/7/2001       10000            10000          10000
11/30/01       10276             9543           9549
11/30/02        9457             7778           8537
11/30/03       12225            10713          11635
11/30/04       14253            11410          13643
11/30/05       15499            12671          14754
11/30/06       17842            14011          17326

Note that Fund performance reflects all expenses and management fees, but no contingent deferred sales charge (CDSC) because none would apply if the shares had been held for the entire period. Performance shown for the index does not include a CDSC, fees or expenses; performance shown for the Average Annual Total
Return at Net Asset Value in the accompanying table reflects expenses and management fees but no CDSC.

Average Annual Total Return - Class C Shares
Through 11/30/06

                                  Full
                   Net Asset    Offering
Period               Value     Price++++
----------------   ---------   ---------
1 Year               15.11%      14.11%
5 Years              11.67%      11.67%
Since Inception*     11.33%      11.33%

++++ 1% contingent deferred sales charge applies in the first year.

*    7/9/01

+    The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index,which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

++   An average of funds within the particular category as determined by
     Morningstar based on investment styles as measured by their underlying portfolio holdings.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Sentinel Small Company Fund

Top Sectors
As a percentage of net assets as of 11/30/06

Sector                                                                   Percent
------                                                                   -------
Information Technology                                                    20.0%
Industrials                                                               18.9%
Health Care                                                               13.6%
Consumer Discretionary                                                    13.0%
Financials                                                                12.3%

Sector                                                                   Percent
------                                                                   -------
Energy                                                                     8.3%
Materials                                                                  4.1%
Consumer Staples                                                           3.7%
Utilities                                                                  0.8%

Top 10 Holdings*
As a percentage of net assets as of 11/30/06

Description                                                              Percent
-----------                                                              -------
Micros Systems, Inc.                                                       1.8%
Superior Energy Services                                                   1.8%
Ansys, Inc.                                                                1.7%
Kronos Inc.                                                                1.7%
RTI Int'l Metals, Inc.                                                     1.6%
Waste Connections, Inc.                                                    1.6%

Description                                                              Percent
-----------                                                              -------
Moog, Inc.                                                                 1.5%
Oil States Int'l, Inc.                                                     1.5%
IDEX Corp.                                                                 1.5%
Aptargroup, Inc.                                                           1.5%
                                                                          ----
   Total of Net Assets                                                    16.2%
                                                                          ----

*    "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at November 30, 2006

                                                                       Value
                                                           Shares     (Note 2)
                                                          -------   ------------
Common Stocks 94.7%
Consumer Discretionary 13.0%
Bright Horizons Family Solutions, Inc. (a)(b)             485,000   $ 17,828,600
Coldwater Creek, Inc. (a)(b)                              575,000     14,461,250
DSW, Inc. (a)(b)                                          300,000     11,490,000
Guitar Center, Inc. (a)(b)                                295,000     12,956,400
Harte-Hanks, Inc. (a)                                     715,000     18,518,500
Hibbett Sporting Goods, Inc. (b)                          505,000     15,917,600
LKQ Corp. (a)(b)                                          550,000     12,589,500
Men's Wearhouse, Inc. (a)                                 455,000     17,426,500
Monarch Casino & Resort, Inc. (a)(b)                      447,600     10,545,456
Morningstar, Inc. (a)(b)                                  180,000      8,064,000
Pool Corp. (a)                                            485,000     19,870,450
Rare Hospitality Int'l, Inc. (a)(b)                       535,000     17,317,950
Sonic Corp. (a)(b)                                        645,000     15,144,600
Tractor Supply Co. (a)(b)                                 175,000      8,330,000
                                                                     -----------
                                                                     200,460,806
                                                                     -----------
Consumer Staples 3.7%
Casey's General Stores, Inc.                              511,100     12,721,279
Central Garden and Pet Co. (a)(b)                         150,000      7,830,000
Chattem, Inc. (a)(b)                                      265,500     12,940,470
Church & Dwight Co, Inc. (a)                              445,000     18,649,950
Hain Celestial Group, Inc. (a)(b)                         142,800      4,289,712
                                                                     -----------
                                                                      56,431,411
                                                                     -----------
Energy 8.3%
Cabot Oil & Gas Corp.                                     315,000     19,570,950
Comstock Resources, Inc. (a)(b)                           635,000     19,380,200

                                                                       Value
                                                          Shares      (Note 2)
                                                        ---------   ------------
Core Laboratories NV (b)                                  220,000   $ 19,461,200
Oil States Int'l, Inc. (a)(b)                             675,000     23,496,750
Superior Energy Services (b)                              835,000     27,195,950
Tetra Technologies, Inc. (a)(b)                           720,000     18,604,800
                                                                     -----------
                                                                     127,709,850
                                                                     -----------
Financials 12.3%
East West Bancorp, Inc.                                   495,000     17,626,950
Endurance Specialty Holdings Ltd. (a)                     427,500     16,044,075
First Midwest Bancorp Inc.                                610,000     22,722,500
Healthcare Realty Trust, Inc. (a)(c)                      430,000     17,445,100
Lexington Corporate Properties Trust (a)(c)               695,000     15,359,500
optionsXpress Holdings, Inc. (a)                          685,000     19,748,550
Portfolio Recovery Associates, Inc. (a)(b)                285,000     13,010,250
RLI Corp. (a)                                             340,000     18,805,400
Selective Insurance Group (a)                             335,000     18,599,200
UCBH Holdings, Inc. (a)                                 1,055,000     17,787,300
Westamerica Bancorporation (a)                            243,200     12,045,696
                                                                     -----------
                                                                     189,194,521
                                                                     -----------
Health Care 13.6%
American Medical Systems Holdings, Inc. (a)(b)          1,245,000     21,426,450
Arthrocare Corp. (a)(b)                                   475,000     19,793,250
Bio-Rad Laboratories, Inc. (a)(b)                         215,000     16,974,250
Computer Programs & Systems, Inc. (a)                     305,000     10,980,000
Haemonetics Corp. (b)                                     410,000     18,564,800

                                                                       Value
                                                          Shares      (Note 2)
                                                        ---------   ------------
Healthways, Inc. (a)(b)                                   204,300   $  9,391,671
Idexx Laboratories, Inc. (b)                               85,000      7,195,250
Immucor, Inc. (b)                                         420,000     11,298,000
Integra LifeSciences Holdings Corp. (a)(b)                375,000     15,528,750
Meridian Bioscience, Inc. (a)                             615,000     14,962,950
Option Care, Inc. (a)                                     750,000     10,560,000
Psychiatric Solutions, Inc. (a)(b)                        542,900     19,756,131
Sciele Pharmaceutical, Inc. (a)(b)                        740,000     16,731,400
Techne Corp. (a)(b)                                         4,300        231,211
United Surgical Partners Int'l, Inc. (a)(b)               275,000      6,998,750
Ventana Medical Systems, Inc. (a)(b)                      195,000      8,207,550
                                                                     -----------
                                                                     208,600,413
                                                                     -----------
Industrials 18.9%
Brady Corp. (a)                                           377,000     14,469,260
Clarcor, Inc. (a)                                         350,000     11,553,500
CRA Int'l, Inc. (a)(b)                                    415,000     21,426,450
Curtiss-Wright Corp. (a)                                  470,000     16,708,500
ESCO Technologies, Inc. (a)(b)                            445,000     19,713,500
Forward Air Corp.                                         490,000     16,317,000
G&K Services, Inc.                                        195,000      7,720,050
Genlyte Group, Inc. (b)                                   140,000     11,880,400
Healthcare Services Group (a)                             449,900     11,247,500
Heartland Express, Inc. (a)                             1,460,000     22,527,800
Heico Corp.                                               275,000      8,277,500
IDEX Corp.                                                480,000     23,016,000
Moog, Inc. (b)                                            650,000     23,777,000
Resources Connection, Inc. (b)                            505,000     14,660,150
Toro Co. (a)                                              465,000     20,878,500

    The accompanying notes are an integral part of the financial statements.

                                                                              61

Sentinel Small Company Fund

Investment in Securities (Continued)
at November 30, 2006

                                                                       Value
                                                         Shares       (Note 2)
                                                       ---------   -------------
Wabtec Corp.                                             240,000      $7,884,000
Waste Connections, Inc. (b)                              615,000      24,815,250
Woodward Governor Co. (a)                                370,000      14,130,300
                                                                   -------------
                                                                     291,002,660
                                                                   -------------
Information Technology 20.0%
Ansys, Inc. (b)                                          565,000      26,526,750
aQuantive, Inc. (a)(b)                                   545,000      13,025,500
Avid Technology, Inc. (a)(b)                             455,000      17,735,900
Cognex Corp. (a)                                         769,300      18,809,385
Daktronics, Inc. (a)                                     615,000      22,250,700
Diodes, Inc. (a)(b)                                      442,500      18,288,525
Flir Systems, Inc. (a)(b)                                545,000      17,554,450
Formfactor, Inc. (a)(b)                                  530,000      19,800,800
Hyperion Solutions Corp. (b)                             290,000      10,660,400
Kronos Inc. (b)                                          735,000      25,916,100
Micros Systems, Inc. (b)                                 545,000      27,751,400
Perot Systems Corp. (a)(b)                               530,000       8,331,600
Power Integrations, Inc. (a)(b)                          725,000      20,198,500
Progress Software Corp. (a)(b)                           655,000      17,757,050
Semtech Corp. (b)                                        595,000       7,806,400
Trimble Navigation Ltd. (b)                              344,600      16,530,462
Websense, Inc. (b)                                       730,000      18,651,500
                                                                   -------------
                                                                     307,595,422
                                                                   -------------
Materials 4.1%
Aptargroup, Inc.                                         375,000      22,972,500
Carpenter Technology Corp. (a)                           130,000      13,885,300
RTI Int'l Metals, Inc. (a)(b)                            335,000      25,342,750
                                                                   -------------
                                                                      62,200,550
                                                                   -------------
Utilities 0.8%
Atmos Energy Corp. (a)                                   370,000      12,124,900
                                                                   -------------
Total Common Stocks (Cost $ 1,174,797,679)                         1,455,320,533
                                                                   -------------
Money Market Funds 24.5%
State Street Navigator Securities Lending
   Prime Portfolio (d) (Cost $377,349,578)           377,349,578     377,349,578
                                                                   -------------

                                                     Principal
                                                      Amount         Value
                                                    (M=$1,000)      (Note 2)
                                                    ----------   --------------
Corporate Short-Term Notes 1.4%
Chevron Oil Finance Co.
   5.21%, 12/01/06                                     14,000M   $   14,000,000
   5.22%, 12/13/06                                      8,000M        7,986,080
                                                                 --------------
Total Corporate Short-Term Notes
   (Cost $ 21,986,080)                                               21,986,080
                                                                 --------------
U.S. Government Obligations 4.6%
U.S. Government Agency
Obligations 4.6%
Federal Farm Credit Bank 2.8%
Agency Discount Notes:
   5.15%, 12/04/06                                     14,000M       13,993,992
   5.16%, 12/07/06                                     13,000M       12,988,820
   5.16%, 12/08/06                                      5,000M        4,994,983
   5.18%, 12/12/06                                     10,000M        9,984,172
                                                                 --------------
Total Federal Farm Credit Bank                                       41,961,967
                                                                 --------------
Federal Home Loan Bank 1.8%
Agency Discount Notes:
   5.15%, 12/05/06                                     12,500M       12,492,847
   5.15%, 12/08/06                                      8,000M        7,991,989
   5.16%, 12/13/06                                      7,500M        7,487,100
                                                                 --------------
Total Federal Home Loan Bank                                         27,971,936
                                                                 --------------
Total U.S. Government Obligations
   (Cost $ 69,933,903)                                               69,933,903
                                                                 --------------
Total Investments 125.2%
   (Cost $1,644,067,240)**                                        1,924,590,094
Excess of Liabilities Over Other Assets (25.2%)                    (387,050,557)
                                                                 --------------
Net Assets                                                       $1,537,539,537
                                                                 ==============

Footnotes

(a)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $317,529,272 and $370,389,509, respectively.

(b)  Non-income producing

(c)  Real Estate Investment Trusts

(d)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

**   Cost for federal income tax purposes is $1,644,910,698. At November 30,
     2006 unrealized appreciation for federal income tax purposes aggregated
     $279,679,396 of which $302,053,020 related to appreciated securities and
     $22,373,624 related to depreciated securities.

    The accompanying notes are an integral part of the financial statements.

Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.

Sentinel U.S. Treasury Money Market Fund

                                    [PHOTO]

                               Darlene A. Coppola

     For the 12-month period ending November 30, 2006, short-term interest rates increased on five rate hikes administered by the Federal Reserve Board. By the end of the fiscal year, the Federal Funds rate jumped 125 basis points to 5.25%.
During the Fed's intervention, the prime and discount rates gained 125 basis points, bringing them to 8.25% and 6.25%, respectively. On average, 90-day certificates of deposit and commercial paper rose 96 basis points to 5.31%. The
90-day Treasury bill surged 109 basis points, to 5.02%.

     The Sentinel U. S. Treasury Money Market Fund ended the 2006 fiscal year with net assets of $72.0 million, a 17.0% decrease from the previous fiscal year. The Fund's maturity lengthened to 21 days from 12 days. The Fund's Class A share 7-day yield increased 96 basis points to 4.09%; its Class B share 7-day yield increased 110 basis points to 3.87%.

/s/ Darlene A. Coppola
----------------------
Darlene A. Coppola

Yield performance shown is historical. Yields will vary with market conditions so that you may have a gain or loss when you sell shares. Past performance does not guarantee future results; current performance may be higher or lower than data quoted. For performance current to the most recent month-end, visits
www.sentinelfunds.com. Source: Morningstar

An investment in this Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

In many states, distributions are exempt from state and local taxes. Please consult your tax advisor regarding the tax status of Fund distributions.

                                                                              63

Sentinel U.S. Treasury Money Market Fund

Investment in Securities
at November 30, 2006

                                                       Principal
                                                        Amount         Value
                                                      (M=$1,000)     (Note 2)
                                                      ----------   ------------
U.S. Government Obligations 102.1%
U.S. Government Agency
   Obligations 20.4%
Federal Home Loan Bank 6.9%
Agency Discount Notes:
   5.145%, 12/01/06                                       1,515M   $  1,515,000
   5.15%, 12/01/06                                        2,339M      2,339,000
   5.16%, 12/13/06                                        1,100M      1,098,108
                                                                   ------------
Total Federal Home Loan Bank                                          4,952,108
                                                                   ------------
Federal Home Loan Mortgage
   Corporation 1.1%
Agency Discount Notes:
   5.18%, 01/05/07                                          285M        283,565
   5.19%, 01/05/07                                          549M        546,230
                                                                   ------------
Total Federal Home Loan
   Mortgage Corporation                                                 829,795
                                                                   ------------
Federal National Mortgage
   Association 12.4%
Agency Discount Notes:
   5.17%, 01/03/07                                        3,965M      3,946,209
   5.15%, 01/17/07                                        5,000M      4,966,382
                                                                   ------------
Total Federal National
   Mortgage Association                                               8,912,591
                                                                   ------------
Total U.S. Government
   Agency Obligations                                                14,694,494
                                                                   ------------
U.S. Treasury Obligations 81.7%
U.S. Cash Management Bill
   5.215%, 12/15/06                                       3,855M      3,847,182
U.S. Treasury Bill
   4.725%, 12/07/06 (a)                                   5,000M      4,996,063
U.S. Treasury Bill
   4.775%, 12/07/06                                       1,000M        999,204
U.S. Treasury Bill
   5.05%, 12/07/06                                        5,000M      4,995,792
U.S. Treasury Bill
   5.135%, 12/14/06 (a)                                   9,000M      8,983,311
U.S. Treasury Bill
   4.74%, 12/21/06 (a)                                    5,000M      4,986,833
U.S. Treasury Bill
   4.78%, 12/21/06 (a)                                    5,000M      4,986,722
U.S. Treasury Bill
   4.865%, 12/21/06                                       5,500M      5,485,135
U.S. Treasury Bill
   5.145%, 12/21/06                                       4,950M      4,935,851

                                                       Principal
                                                        Amount         Value
                                                      (M=$1,000)     (Note 2)
                                                      ----------   ------------
U.S. Treasury Bill
   4.75%, 12/28/06 (a)                                    4,000M   $  3,985,750
U.S. Treasury Bill
   4.77%, 12/28/06                                          550M        548,032
U.S. Treasury Bill
   4.845%, 12/28/06                                         500M        498,183
U.S. Treasury Bill
   4.9%, 12/28/06                                           725M        722,336
U.S. Treasury Bill
   4.94%, 12/28/06 (a)                                    5,000M      4,981,475
U.S. Treasury Bill
   4.955%, 12/28/06                                       1,700M      1,693,683
U.S. Treasury Bill
   4.825%, 01/11/07 (a)                                     525M        522,115
U.S. Treasury Bill
   4.92%, 01/11/07 (a)                                      365M        362,955
U.S. Treasury Bill
   4.79%, 02/15/07                                        1,325M      1,311,601
                                                                   ------------
Total U.S. Treasury
   Obligations                                                       58,842,222
                                                                   ------------
Total U.S. Government
   Obligations
   (Cost $73,536,716)                                                73,536,716
                                                                   ------------

                                                                      Value
                                                         Shares      (Note 2)
                                                      ----------   ------------
Money Market Funds 26.1%
State Street Navigator
   Securities Lending
   Prime Portfolio (b)
   (Cost $18,845,414)                                 18,845,414   $ 18,845,414
                                                                   ------------
U.S. Treasury
   Institutional Funds 2.3%
Blackrock Provident
   Institutional Funds
   Treasury Fund #60
   (Cost $1,635,000)                                   1,635,000      1,635,000
                                                                   ------------
Total Investments 130.5%
   (Cost $94,017,130)*                                               94,017,130

Excess of Liabilities Over
   Other Assets (30.5%)                                             (21,970,541)
                                                                   ------------
Net Assets                                                         $ 72,046,589
                                                                   ============

Footnotes

(a)  All or a portion of this security was on loan at November 30, 2006. The aggregate cost and market value of securities on loan at November 30, 2006 is $18,473,798 and $18,473,798, respectively.

(b)  Money market mutual fund registered under the Investment Company Act of
     1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents the investment of cash collateral received from securities lending activity
     (see Note 2).

*    Also cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

                       This page left blank intentionally.

                                                                              65

Statement of Assets and Liabilities
at November 30, 2006

                                                                       Capital       Capital
                                                        Balanced       Growth      Opportunity
                                                      ------------  ------------  ------------
Assets
Investments at value                                  $312,485,776  $131,051,033  $ 74,977,009
Cash                                                        21,723       411,844       285,539
Receivable for securities sold                          18,259,410       547,183       926,725
Receivable for fund shares sold                             61,619           820         5,100
Receivable for interest                                    472,688            --            --
Receivable for foreign interest                                 --            --            --
Receivable for securities lending interest                     423           481           424
Receivable for dividends                                   439,385       172,150        92,404
Receivable from fund administrator                              --            --            --
                                                      ------------  ------------  ------------
   Total Assets                                        331,741,024   132,183,511    76,287,201
                                                      ------------  ------------  ------------

Liabilities
Collateral on securities loaned                          3,659,250     7,134,555     2,728,418
Payable for securities purchased                        24,324,686       392,121       187,376
Payable for fund shares repurchased                        241,536       158,258       153,017
Income dividend payable                                         --            --            --
Accrued expenses                                           171,477        75,429        44,074
Management fee payable                                     132,033        71,563        41,781
Distribution fee payable (Class A Shares)                   61,117        38,611        16,591
Distribution fee payable (Class B Shares)                   19,499            --         7,800
Distribution fee payable (Class C Shares)                    5,866            74         2,128
Distribution fee payable (Class D Shares)                    7,375            --            --
Distribution fee payable (Class S Shares)                       --            --            --
Fund service fee payable                                    40,325        10,826        14,725
Deferred Compensation                                       39,092         1,109        14,299
                                                      ------------  ------------  ------------
   Total Liabilities                                    28,702,256     7,882,546     3,210,209
                                                      ------------  ------------  ------------
Net Assets Applicable to All Outstanding Shares       $303,038,768  $124,300,965  $ 73,076,992
                                                      ============  ============  ============

Net Asset Value and Maximum Offering Price Per Share
   Class A Shares*
   Net Assets Applicable to Class A Shares/           $249,397,523  $124,054,393  $ 61,243,384
                                                      ------------  ------------  ------------
   Shares Outstanding                                   13,846,227     6,257,923     3,751,385
   Net Asset Value per Share                          $      18.01  $      19.82  $      16.33
   Sales Charge**                                             0.95          1.04          0.86
                                                      ------------  ------------  ------------
   Maximum Offering Price                             $      18.96  $      20.86  $      17.19
                                                      ============  ============  ============
Class B Shares*
   Net Assets Applicable to Class B Shares/           $ 23,445,481           N/A  $  9,293,351
                                                      ------------  ------------  ------------
   Shares Outstanding                                    1,297,071           N/A       591,620
   Net Asset Value per Share***                       $      18.08           N/A  $      15.71
                                                      ============  ============  ============
Class C Shares*
   Net Assets Applicable to Class C Shares/           $  7,299,086  $    246,572  $  2,540,257
                                                      ------------  ------------  ------------
   Shares Outstanding                                      405,185        12,570       170,027
   Net Asset Value per Share***                       $      18.01  $      19.62  $      14.94
                                                      ============  ============  ============
Class D Shares*
   Net Assets Applicable to Class D Shares/           $ 22,896,678           N/A           N/A
                                                      ------------  ------------  ------------
   Shares Outstanding                                    1,272,049           N/A           N/A
   Net Asset Value per Share***                       $      18.00           N/A           N/A
                                                      ============  ============  ============
Class S Shares*
   Net Assets Applicable to Class S Shares /                   N/A           N/A           N/A
                                                      ------------  ------------  ------------
   Shares Outstanding                                          N/A           N/A           N/A
                                                      ------------  ------------  ------------
   Net Asset Value per Share***                                N/A           N/A           N/A
                                                      ============  ============  ============

                                                          Common      Conservative    Government
                                                           Stock       Allocation^    Securities
                                                      --------------  ------------  --------------
Assets
Investments at value                                  $1,203,481,234  $ 55,644,349  $  215,933,284
Cash                                                       1,204,999        87,521       1,261,718
Receivable for securities sold                             8,828,518     7,093,734      36,050,568
Receivable for fund shares sold                              501,091        69,569       1,194,523
Receivable for interest                                           --       312,929       1,007,090
Receivable for foreign interest                                   --        10,623              --
Receivable for securities lending interest                     2,390            --              --
Receivable for dividends                                   2,547,160        48,949              --
Receivable from fund administrator                            36,946            --              --
                                                      --------------  ------------  --------------
   Total Assets                                        1,216,602,338    63,267,674     255,447,183
                                                      --------------  ------------  --------------

Liabilities
Collateral on securities loaned                           28,917,666            --              --
Payable for securities purchased                           8,692,434     6,347,755      40,020,606
Payable for fund shares repurchased                          890,007       108,517         229,434
Income dividend payable                                           --            --              --
Accrued expenses                                             385,400        24,164          81,066
Management fee payable                                       615,356        25,511          89,835
Distribution fee payable (Class A Shares)                    272,863         9,846          34,255
Distribution fee payable (Class B Shares)                     38,962         9,700              --
Distribution fee payable (Class C Shares)                     11,991         5,296             328
Distribution fee payable (Class D Shares)                         --            --              --
Distribution fee payable (Class S Shares)                         --            --              --
Fund service fee payable                                      96,717         8,566          21,675
Deferred Compensation                                        156,143         6,061          29,214
                                                      --------------  ------------  --------------
   Total Liabilities                                      40,077,539     6,545,416      40,506,413
                                                      --------------  ------------  --------------
Net Assets Applicable to All Outstanding Shares       $1,176,524,799  $ 56,722,258  $  214,940,770
                                                      ==============  ============  ==============

Net Asset Value and Maximum Offering Price Per Share
   Class A Shares*
   Net Assets Applicable to Class A Shares/           $1,114,096,866  $ 38,174,911  $  214,373,547
                                                      --------------  ------------  --------------
   Shares Outstanding                                     32,760,649     3,244,401      20,927,556
   Net Asset Value per Share                          $        34.01  $      11.77  $        10.24
   Sales Charge**                                               1.79          0.62            0.43
                                                      --------------  ------------  --------------
   Maximum Offering Price                             $        35.80  $      12.39  $        10.67
                                                      ==============  ============  ==============
Class B Shares*
   Net Assets Applicable to Class B Shares/           $   47,558,826  $ 12,006,874             N/A
                                                      --------------  ------------  --------------
   Shares Outstanding                                      1,426,104     1,023,832             N/A
   Net Asset Value per Share***                       $        33.35  $      11.73             N/A
                                                      ==============  ============  ==============
Class C Shares*
   Net Assets Applicable to Class C Shares/           $   14,869,107  $  6,540,473  $      567,223
                                                      --------------  ------------  --------------
   Shares Outstanding                                        447,929       557,157          55,409
   Net Asset Value per Share***                       $        33.20  $      11.74  $        10.24
                                                      ==============  ============  ==============
Class D Shares*
   Net Assets Applicable to Class D Shares/                      N/A           N/A             N/A
                                                      --------------  ------------  --------------
   Shares Outstanding                                            N/A           N/A             N/A
   Net Asset Value per Share***                                  N/A           N/A             N/A
                                                      ==============  ============  ==============
Class S Shares*
   Net Assets Applicable to Class S Shares /                     N/A           N/A             N/A
                                                      --------------  ------------  --------------
   Shares Outstanding                                            N/A           N/A             N/A
                                                      --------------  ------------  --------------
   Net Asset Value per Share***                                  N/A           N/A             N/A
                                                      ==============  ============  ==============

See Notes to Financial Statements.

                                                                        High
                                                          Growth        Yield     International      Mid Cap
                                                         Leaders        Bond          Equity         Growth
                                                      ------------  ------------  -------------  --------------
Assets
Investments at value                                  $ 14,307,596  $ 97,791,105   $197,437,292  $  202,963,685
Cash                                                       248,813       703,617      2,355,267         615,754
Receivable for securities sold                                  --     2,637,116             --       1,784,534
Receivable for fund shares sold                             45,804         4,092        106,799          21,734
Receivable for interest                                         --     1,367,212             --              --
Receivable for foreign interest                                 --            --             --              --
Receivable for securities lending interest                     206         1,849          6,568           3,164
Receivable for dividends                                    17,964            --        388,623          51,073
Receivable from fund administrator                             266            --             --              --
                                                      ------------  ------------   ------------  --------------
   Total Assets                                         14,620,649   102,504,991    200,294,549     205,439,944
                                                      ------------  ------------   ------------  --------------

Liabilities
Collateral on securities loaned                          2,578,672    20,130,524     32,058,822      31,985,084
Payable for securities purchased                           312,294     2,685,368             --       2,077,967
Payable for fund shares repurchased                          6,000       146,146        113,710         221,285
Income dividend payable                                         --            --             --              --
Accrued expenses                                            13,770        27,283         63,631          94,072
Management fee payable                                       8,333        45,898         95,090          97,086
Distribution fee payable (Class A Shares)                    3,441         9,275         36,270          35,224
Distribution fee payable (Class B Shares)                       --        13,693         10,672          14,502
Distribution fee payable (Class C Shares)                      310         6,244          4,261           3,190
Distribution fee payable (Class D Shares)                       --            --             --              --
Distribution fee payable (Class S Shares)                       --            --             --              --
Fund service fee payable                                     1,889        11,106         23,068          30,325
Deferred Compensation                                           79        18,592         16,126          24,473
                                                      ------------  ------------   ------------  --------------
   Total Liabilities                                     2,924,788    23,094,129     32,421,650      34,583,208
                                                      ------------  ------------   ------------  --------------
Net Assets Applicable to All Outstanding Shares       $ 11,695,861  $ 79,410,862   $167,872,899  $  170,856,736
                                                      ============  ============   ============  ==============

Net Asset Value and Maximum Offering Price Per Share
   Class A Shares*
   Net Assets Applicable to Class A Shares/           $ 11,257,208  $ 55,499,630   $149,605,243  $  149,787,203
                                                      ------------  ------------   ------------  --------------
   Shares Outstanding                                    1,008,709     6,899,995      6,801,065       8,835,144
   Net Asset Value per Share                          $      11.16  $       8.04   $      22.00  $        16.95
   Sales Charge**                                             0.59          0.34           1.16            0.89
                                                      ------------  ------------   ------------  --------------
   Maximum Offering Price                             $      11.75  $       8.38   $      23.16  $        17.84
                                                      ============  ============   ============  ==============
Class B Shares*
   Net Assets Applicable to Class B Shares/                    N/A  $ 16,405,587   $ 13,044,846  $   17,072,919
                                                      ------------  ------------   ------------  --------------
   Shares Outstanding                                          N/A     2,044,237        608,683       1,111,117
   Net Asset Value per Share***                                N/A  $       8.03   $      21.43  $        15.37
                                                      ============  ============   ============  ==============
Class C Shares*
   Net Assets Applicable to Class C Shares/           $    438,653  $  7,505,645   $  5,222,810  $    3,996,614
                                                      ------------  ------------   ------------  --------------
   Shares Outstanding                                       39,581       922,979        242,586         256,728
   Net Asset Value per Share***                       $      11.08  $       8.13   $      21.53  $        15.57
                                                      ============  ============   ============  ==============
Class D Shares*
   Net Assets Applicable to Class D Shares/                    N/A           N/A            N/A             N/A
                                                      ------------  ------------   ------------  --------------
   Shares Outstanding                                          N/A           N/A            N/A             N/A
   Net Asset Value per Share***                                N/A           N/A            N/A             N/A
                                                      ============  ============   ============  ==============
Class S Shares*
   Net Assets Applicable to Class S Shares /                   N/A           N/A            N/A             N/A
                                                      ------------  ------------   ------------  --------------
   Shares Outstanding                                          N/A           N/A            N/A             N/A
   Net Asset Value per Share***                                N/A           N/A            N/A             N/A
                                                      ============  ============   ============  ==============

                                                          Short                     U.S. Treasury
                                                        Maturity         Small          Money
                                                       Government       Company         Market
                                                      ------------  --------------  -------------
Assets
Investments at value                                  $194,200,281  $1,924,590,094   $94,017,130
Cash                                                       242,975         114,522       163,407
Receivable for securities sold                               9,398              --            --
Receivable for fund shares sold                            382,822       2,112,645       931,900
Receivable for interest                                    995,440              --         7,099
Receivable for foreign interest                                 --              --            --
Receivable for securities lending interest                      --          33,935         1,293
Receivable for dividends                                        --         769,300            --
Receivable from fund administrator                              --              --            --
                                                      ------------  --------------   -----------
   Total Assets                                        195,830,916   1,927,620,496    95,120,829
                                                      ------------  --------------   -----------

Liabilities
Collateral on securities loaned                                 --     377,349,578    18,845,414
Payable for securities purchased                                --       9,076,348     3,847,182
Payable for fund shares repurchased                        949,880       1,695,408        56,754
Income dividend payable                                         --              --       248,854
Accrued expenses                                            35,750         349,742        24,255
Management fee payable                                      85,828         759,700        23,861
Distribution fee payable (Class A Shares)                   48,713         299,379            --
Distribution fee payable (Class B Shares)                       --         118,122            --
Distribution fee payable (Class C Shares)                       89         135,649            --
Distribution fee payable (Class D Shares)                       --              --            --
Distribution fee payable (Class S Shares)                    7,189              --            --
Fund service fee payable                                    19,022         167,645        14,190
Deferred Compensation                                       40,987         129,388        13,730
                                                      ------------  --------------   -----------
   Total Liabilities                                     1,187,458     390,080,959    23,074,240
                                                      ------------  --------------   -----------
Net Assets Applicable to All Outstanding Shares       $194,643,458  $1,537,539,537   $72,046,589
                                                      ============  ==============   ===========

Net Asset Value and Maximum Offering Price Per Share
   Class A Shares*
   Net Assets Applicable to Class A Shares/           $185,409,589  $1,226,831,121   $69,165,926
                                                      ------------  --------------   -----------
   Shares Outstanding                                   20,581,416     144,182,448    69,165,926
   Net Asset Value per Share                          $       9.01  $         8.51   $      1.00
   Sales Charge**                                             0.28            0.45            --
                                                      ------------  --------------   -----------
   Maximum Offering Price                             $       9.29  $         8.96   $      1.00
                                                      ============  ==============   ===========
Class B Shares*
   Net Assets Applicable to Class B Shares/                    N/A  $  143,830,173   $ 2,880,663
                                                      ------------  --------------   -----------
   Shares Outstanding                                          N/A      19,754,577     2,880,663
   Net Asset Value per Share***                                N/A  $         7.28   $      1.00
                                                      ============  ==============   ===========
Class C Shares*
   Net Assets Applicable to Class C Shares/           $    209,024  $  166,878,243           N/A
                                                      ------------  --------------   -----------
   Shares Outstanding                                       23,214      20,723,326           N/A
   Net Asset Value per Share***                       $       9.00  $         8.05           N/A
                                                      ============  ==============   ===========
Class D Shares*
   Net Assets Applicable to Class D Shares/                    N/A             N/A           N/A
                                                      ------------  --------------   -----------
   Shares Outstanding                                          N/A             N/A           N/A
   Net Asset Value per Share***                                N/A             N/A           N/A
                                                      ============  ==============   ===========
Class S Shares*
   Net Assets Applicable to Class S Shares /          $  9,024,845             N/A           N/A
                                                      ------------  --------------   -----------
   Shares Outstanding                                    1,001,591             N/A           N/A
   Net Asset Value per Share***                       $       9.01             N/A           N/A
                                                      ============  ==============   ===========

                   See Page 68 for notes to Statement of Assets and Liabilities.

                                                                              67

Statement of Assets and Liabilities (Continued)
at November 30, 2006

                                                        Capital        Capital         Common       Conservative    Government
                                          Balanced      Growth       Opportunity        Stock        Allocation^    Securities
                                      ------------   ------------   ------------   --------------   ------------   ------------
Net Assets Represent
Capital stock at par value            $    168,205   $     62,705   $     45,130   $      346,347    $    48,254   $     209,830
Paid-in capital                        223,787,857     68,442,615    142,460,417      672,555,109     51,703,596    220,997,572
Accumulated undistributed
   (distributions in excess of)
    net investment income                  800,513         (1,559)       (14,298)         789,003        700,884         14,487
Accumulated undistributed net
   realized gain (loss)
   on investments                        6,572,243      8,353,173    (82,143,728)      46,263,466        757,063     (8,391,506)
Unrealized appreciation
   (depreciation) of
   investments and foreign exchange     71,709,950     47,444,031     12,729,471      456,570,874      3,512,461      2,110,387
                                      ------------   ------------   ------------   --------------   ------------   ------------
Net Assets                            $303,038,768   $124,300,965   $ 73,076,992   $1,176,524,799    $56,722,258   $214,940,770
                                      ============   ============   ============   ==============   ============   ============
Investments at Cost                   $240,775,826   $ 83,607,002   $ 62,247,538   $  746,910,360    $52,131,985   $213,822,897
                                      ============   ============   ============   ==============   ============   ============

Notes to Statement of Assets and Liabilities.

^    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

*    The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

**   For the Balanced Fund, Capital Growth Fund, Capital Opportunity Fund,
     Common Stock Fund, Conservative Allocation Fund, Growth Leaders Fund,
     International Equity Fund, Mid Cap Growth Fund and Small Company Fund the
     maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund and High Yield Bond Fund, the maximum offering price is 1000/960 times the net asset value per share. For the
     Short Maturity Government Fund, the maximum offering price is 1000/970 times the net asset value per share. For the U.S. Treasury Money Market
     Fund, the maximum offering price is equal to the net asset value per share.

***  The maximum offering price is equal to the net asset value.

N/A - Not available for sale.

                                                        High                                          Short
                                         Growth         Yield      International      Mid Cap       Maturity
                                        Leaders         Bond           Equity         Growth       Government
                                      -----------   ------------   -------------   ------------   ------------
Net Assets Represent
Capital stock at par value            $    10,483   $     98,672    $     76,523   $    102,030   $    216,062
Paid-in capital                        10,556,025     96,762,792     109,515,130    169,981,066    222,396,101
Accumulated undistributed
   (distributions in excess of)
    net investment income                   4,179        199,829         843,860        (58,748)        14,818
Accumulated undistributed net
   realized gain (loss)
   on investments                        (269,780)   (20,320,186)     12,284,786    (30,505,276)   (27,124,170)
Unrealized appreciation
   (depreciation) of
   investments and foreign exchange     1,394,954      2,669,755      45,152,600     31,337,664       (859,353)
                                      -----------   ------------    ------------   ------------   ------------
Net Assets                            $11,695,861   $ 79,410,862    $167,872,899   $170,856,736   $194,643,458
                                      ===========   ============    ============   ============   ============
Investments at Cost                   $12,912,642   $ 95,121,350    $152,294,642   $171,626,021   $195,059,634
                                      ===========   ============    ============   ============   ============

                                                       U.S. Treasury
                                           Small           Money
                                          Company          Market
                                      --------------   -------------
Net Assets Represent
Capital stock at par value            $    1,846,604    $   720,466
Paid-in capital                        1,078,075,359     71,326,123
Accumulated undistributed
   (distributions in excess of)
    net investment income                   (129,388)            --
Accumulated undistributed net
   realized gain (loss)
   on investments                        177,224,108             --
Unrealized appreciation
   (depreciation) of
   investments and foreign exchange      280,522,854             --
                                      --------------    -----------
Net Assets                            $1,537,539,537    $72,046,589
                                      ==============    ===========
Investments at Cost                   $1,644,067,240    $94,017,130
                                      ==============    ===========

                                                                              69

Statement of Operations

                                                                 Capital                  Capital       Common     Conservative
                                          Balanced               Growth                 Opportunity     Stock      Allocation^^
                                         -----------  ------------------------------    -----------  ------------  ------------
                                          For the        Fiscal Period      For the       For the       For the       For the
                                         Year Ended     From 07/01/06     Year Ended    Year Ended    Year Ended    Year Ended
                                          11/30/06    Through 11/30/06^   06/30/06^      11/30/06      11/30/06      11/30/06
                                         -----------  -----------------  -----------    -----------  ------------  ------------
Investment Income
Income:
Dividends                                $ 3,697,048      $  577,271     $ 1,650,160**   $  988,873  $ 21,726,405    $  520,206*
Interest                                   6,009,496           9,632         132,589         34,680       765,318     2,486,875
Securities Lending                             8,461           4,539           2,876          2,860        29,519         2,219
                                         -----------      ----------     -----------     ----------  ------------    ----------
   Total Income                          $ 9,715,005      $  591,442     $ 1,785,625     $1,026,413  $ 22,521,242    $3,009,300
                                         -----------      ----------     -----------     ----------  ------------    ----------
Expenses:
Management advisory fee                    1,585,256         364,995       1,480,898        538,171     7,285,155       353,699
Transfer agent fees                          579,487          63,097         178,483        282,941     1,324,426       120,433
Custodian fees                                32,511           6,145          36,871         17,197        83,168        35,550
Distribution expense (Class A Shares)        725,707         156,155         418,787        186,455     3,227,633       124,005
Distribution expense (Class B Shares)        253,126              --              --        116,307       503,381       120,885
Distribution expense (Class C Shares)         66,712             253              26***      27,998       114,907        68,862
Distribution expense (Class D Shares)         88,268              --              --             --            --            --
Distribution expense (Class S Shares)             --              --              --             --            --            --
Accounting and administration services        79,115          14,138         143,559         20,241       304,506        29,243
Auditing fees                                 18,550          20,100          50,416         18,250        78,400         8,000
Legal fees                                    17,800           5,550         120,074          8,450        62,600         2,550
Reports and notices to shareholders           65,200           8,050          50,100         33,025       157,000        14,050
Registration and filing fees                  46,929           3,000          43,500         42,501        50,456        36,183
Director's and Chief Compliance                                   --              --             --            --            --
   Officer fees and expenses                  53,205          11,124          58,260         13,840       189,887        10,546
Other                                         28,138           9,788          73,237          5,071        55,416         8,732
                                         -----------      ----------     -----------     ----------  ------------    ----------
   Total Expenses                          3,640,004         662,395       2,654,211      1,310,447    13,436,935       932,738
   Expense Reimbursement                          --              --         (5,980)        (98,554)     (288,640)           --
   Expense Offset                            (26,661)         (6,145)         (1,916)       (10,172)      (44,768)       (5,750)
                                         -----------      ----------     -----------     ----------  ------------    ----------
   Net Expenses                            3,613,343         656,250       2,646,315      1,201,721    13,103,527       926,988
                                         -----------      ----------     -----------     ----------  ------------    ----------
Net Investment Income (Loss)               6,101,662         (64,808)       (860,690)      (175,308)    9,417,715     2,082,312
                                         -----------      ----------     -----------     ----------  ------------    ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                                7,389,588       3,528,971      15,128,961      1,741,041    49,244,929       800,515
Foreign currency transactions                     --              --              --             --            --       532,164
                                         -----------      ----------     -----------     ----------  ------------    ----------
   Net realized gain (loss)                7,389,588       3,528,971      15,128,961      1,741,041    49,244,929     1,332,679
                                         -----------      ----------     -----------     ----------  ------------    ----------
Net change in unrealized appreciation
   (depreciation) during the period:
Investments                               18,913,399       2,919,662       2,368,398      3,077,374   100,657,596     1,763,124
Foreign currency transactions                     --              --              --             --            --         2,994
                                         -----------      ----------     -----------     ----------  ------------    ----------
Net change in unrealized appreciation
   (depreciation)                         18,913,399       2,919,662       2,368,398      3,077,374   100,657,596     1,766,118
                                         -----------      ----------     -----------     ----------  ------------    ----------
Net Realized and Unrealized Gain (Loss)
   on Investments                         26,302,987       6,448,633      17,497,359      4,818,415   149,902,525     3,098,797
                                         -----------      ----------     -----------     ----------  ------------    ----------
Net Increase in Net Assets
   from Operations                       $32,404,649      $6,383,825     $16,636,669     $4,643,107  $159,320,240    $5,181,109
                                         ===========      ==========     ===========     ==========  ============    ==========

^    The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund
     prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund and information for the Sentinel Growth Leaders Fund prior to March 17,
     2006 is based on the predecessor Bramwell Focus Fund.

^^   Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

*    Net of foreign tax withholding of $ 9,594 in the Sentinel Conservative
     Allocation Fund, and $285,163 in the Sentinel International Equity Fund.

**   Net of foreign tax withholding of $17,152 in the Sentinel Capital Growth
     Fund and $452 in the Sentinel Growth Leaders Fund.

***  Commenced operations March 17, 2006.

**** Commenced operations June 1, 2006.

See Notes to Financial Statements.

                                                                                             High
                                         Government                                          Yield    International    Mid Cap
                                         Securities              Growth Leaders              Bond        Equity         Growth
                                         -----------     -----------------------------    ----------  -------------  -----------
                                           For the          Fiscal Period     For the       For the      For the       For the
                                         Year Ended        From 07/01/06    Year Ended    Year Ended    Year Ended   Year Ended
                                          11/30/06       Through 11/30/06^   06/30/06^     11/30/06      11/30/06     11/30/06
                                         -----------     -----------------  ----------    ----------  -------------  -----------
Investment Income
Income:
Dividends                                $        --          $ 50,055      $   69,219**  $   43,122    $ 3,201,798* $ 1,182,241
Interest                                  11,542,612            15,479          17,227     7,174,075         44,121      109,148
Securities Lending                            11,140               620             132        10,850         64,145       16,565
                                         -----------          --------      ----------    ----------    -----------  -----------
   Total Income                          $11,553,752          $ 66,154      $   86,578    $7,228,047    $ 3,310,064  $ 1,307,954
                                         -----------          --------      ----------    ----------    -----------  -----------
Expenses:
Management advisory fee                    1,039,638            37,447          73,802       672,769      1,038,813    1,265,489
Transfer agent fees                          333,825            14,599          23,550       234,810        356,941      519,282
Custodian fees                                34,938             2,512           5,746        20,425        103,406       28,021
Distribution expense (Class A Shares)        407,898            11,956          19,746       135,206        396,887      452,509
Distribution expense (Class B Shares)             --                --              --       188,153        131,405      211,420
Distribution expense (Class C Shares)            663****         1,593             414***     85,321         41,524       44,775
Distribution expense (Class D Shares)             --                --              --            --             --           --
Distribution expense (Class S Shares)             --                --              --            --             --           --
Accounting and administration services        54,357               951          43,088        25,100         29,046       48,829
Auditing fees                                 22,010               350           4,563        10,800         13,000       10,650
Legal fees                                    10,004               255           4,916         4,050         11,150        4,050
Reports and notices to shareholders           37,505               265           2,517        27,450         34,000       48,000
Registration and filing fees                  23,718               821          27,550        35,028         37,353       36,505
Director's and Chief Compliance                   --                --              --            --             --           --
   Officer fees and expenses                  36,304
Other                                         26,468               201          22,586        17,828         24,899       31,302
                                         -----------               184           6,151        22,265         50,648        5,245
   Total Expenses                          2,027,328          --------      ----------    ----------    -----------  -----------
   Expense Reimbursement                          --            71,134         234,629     1,479,205      2,269,072    2,706,077
   Expense Offset                            (20,934)           (6,664)       (101,032)           --             --           --
                                         -----------            (2,512)           (581)      (13,025)       (63,906)     (20,296)
   Net Expenses                            2,006,394          --------      ----------    ----------    -----------  -----------
                                         -----------            61,958         133,016     1,466,180      2,205,166    2,685,781
Net Investment Income (Loss)               9,547,358          --------      ----------    ----------    -----------  -----------
                                         -----------             4,196         (46,438)    5,761,867      1,104,898   (1,377,827)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                               (2,048,398)            3,011         794,083      (341,062)    15,576,822   10,166,239
Foreign currency transactions                     --                --              --            --        (83,571)          --
                                         -----------          --------      ----------    ----------    -----------  -----------
   Net realized gain (loss)               (2,048,398)            3,011         794,083      (341,062)    15,493,251   10,166,239
                                         -----------          --------      ----------    ----------    -----------  -----------
Net change in unrealized appreciation
   (depreciation) during the period:
Investments                                3,463,023           638,506         349,652     1,999,932     16,955,651    3,926,137
Foreign currency transactions                     --                --              --            --         21,947           --
                                         -----------          --------      ----------    ----------    -----------  -----------
Net change in unrealized appreciation
   (depreciation)                          3,463,023           638,506         349,652     1,999,932     16,977,598    3,926,137

Net Realized and Unrealized Gain (Loss)
   on Investments                          1,414,625           641,517       1,143,735     1,658,870     32,470,849   14,092,376
                                         -----------          --------      ----------    ----------    -----------  -----------
Net Increase in Net Assets
   from Operations                       $10,961,983          $645,713      $1,097,297    $7,420,737    $33,575,747  $12,714,549
                                         ===========          ========      ==========    ==========    ===========  ===========

                                                                           U.S.
                                            Short                       Treasury
                                           Maturity          Small        Money
                                          Government        Company      Market
                                         -----------      -----------  ----------
                                           For the          For the       For the
                                          Year Ended      Year Ended    Year Ended
                                           11/30/06        11/30/06      11/30/06
                                         -----------      -----------  ----------
Investment Income
Income:
Dividends                                $        --     $  8,870,555  $  283,921
Interest                                  12,088,670        3,168,793   3,372,945
Securities Lending                                --          204,805      16,613
                                         -----------     ------------  ----------
   Total Income                          $12,088,670     $ 12,244,153  $3,673,479
                                         -----------     ------------  ----------
Expenses:
Management advisory fee                    1,210,033        8,870,990     318,270
Transfer agent fees                          314,878        2,450,821     256,453
Custodian fees                                58,883          125,929      11,949
Distribution expense (Class A Shares)        678,659        3,483,637          --
Distribution expense (Class B Shares)             --        1,462,280          --
Distribution expense (Class C Shares)            191****    1,583,750          --
Distribution expense (Class D Shares)             --               --          --
Distribution expense (Class S Shares)        109,205               --          --
Accounting and administration services        63,223          392,247      21,169
Auditing fees                                 18,855           81,000       6,500
Legal fees                                    10,505           49,750       2,050
Reports and notices to shareholders           36,751          243,000      20,500
Registration and filing fees                  34,459           67,318      28,813
Director's and Chief Compliance                   --               --          --
   Officer fees and expenses
Other                                         43,382          246,971      14,012
                                              42,021           65,012       2,803
   Total Expenses                        -----------     ------------  ----------
   Expense Reimbursement                   2,621,045       19,122,705     682,519
   Expense Offset                                 --               --      (7,190)
                                             (33,076)         (64,679)     (8,824)
   Net Expenses                          -----------     ------------  ----------
                                           2,587,969       19,058,026     666,505
Net Investment Income (Loss)             -----------     ------------  ----------
                                           9,500,701       (6,813,873)  3,006,974
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments
Foreign currency transactions             (2,712,447)     185,225,726          --
                                                  --               --          --
   Net realized gain (loss)              -----------     ------------  ----------
                                          (2,712,447)     185,225,726          --
Net change in unrealized appreciation    -----------     ------------  ----------
   (depreciation) during the period:
Investments                                2,201,443       34,290,665          --
Foreign currency transactions                     --               --          --
                                         -----------     ------------  ----------
Net change in unrealized appreciation
   (depreciation)                          2,201,443       34,290,665          --

Net Realized and Unrealized Gain (Loss)
   on Investments                           (511,004)     219,516,391          --
                                         -----------     ------------  ----------
Net Increase in Net Assets
   from Operations                       $ 8,989,697     $212,702,518  $3,006,974
                                         ===========     ============  ==========

                                                                              71

Statement of Changes in Net Assets

                                                     Balanced                           Capital Growth^
                                            --------------------------  ----------------------------------------------
                                                                          Fiscal Period
                                             Year Ended    Year Ended     From 07/01/06    Year Ended      Year Ended
                                              11/30/06      11/30/05    Through 11/30/06    06/30/06        06/30/05
                                            ------------  ------------  ----------------  ------------    ------------
Increase (Decrease) in Net Assets from
Operations
Net investment income (loss)                $  6,101,662  $  5,257,804    $    (64,808)   $   (860,690)   $ (1,176,614)
Net realized gain (loss) on sales
   of investments                              7,389,588     6,243,957       3,528,971      15,128,961      14,782,505
Net Change in unrealized appreciation
   (depreciation)                             18,913,399     8,812,542       2,919,662       2,368,398     (10,593,135)
                                            ------------  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from operations                            32,404,649    20,314,303       6,383,825      16,636,669       3,012,756
                                            ------------  ------------    ------------    ------------    ------------
Distributions to Shareholders
From net investment income
   Class A Shares                             (5,313,348)   (4,811,100)             --              --              --
   Class B Shares                               (345,344)     (343,865)             --              --              --
   Class C Shares                                (86,289)      (66,762)             --              -- **           --
   Class D Shares                               (413,016)     (354,968)             --              --              --
   Class S Shares                                     --            --              --              --              --
From net realized gain on investments
   Class A Shares                             (5,085,066)  (11,332,819)             --     (20,118,497)     (3,793,293)
   Class B Shares                               (564,895)   (1,456,603)             --              --              --
   Class C Shares                               (136,469)     (281,317)             --              -- **           --
   Class D Shares                               (462,459)   (1,015,824)             --              --              --
   Class S Shares                                     --            --              --              --              --
                                            ------------  ------------    ------------    ------------    ------------
Total distributions to shareholders          (12,406,886)  (19,663,258)             --     (20,118,497)     (3,793,293)
                                            ------------  ------------    ------------    ------------    ------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                             24,234,437    30,114,525       2,193,967       9,466,358      12,837,430
   Class B Shares                              1,981,547     5,038,301              --              --              --
   Class C Shares                              1,871,560     1,751,274          63,207         178,075 **           --
   Class D Shares                                385,371     1,517,178              --              --              --
   Class S Shares                                     --            --              --              --              --
Net asset value of shares issued in
Fund reorganizations (see note 7)
   Class A Shares                                     --            --              --              --              --
   Class B Shares                                     --            --              --              --              --
   Class C Shares                                     --            --              --              -- **           --
   Class D Shares                                     --            --              --              --              --
   Class S Shares                                     --            --              --              --              --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                              9,566,548    15,023,345              --      17,641,719       3,366,716
   Class B Shares                                864,181     1,729,057              --              --              --
   Class C Shares                                213,499       334,172              --              -- **           --
   Class D Shares                                460,874       702,580              --              --              --
   Class S Shares                                     --            --              --              --              --
                                            ------------  ------------    ------------    ------------    ------------
                                              39,578,017    56,210,432       2,257,174      27,286,152      16,204,146
                                            ------------  ------------    ------------    ------------    ------------
Less: Payments for shares reacquired
   Class A Shares                            (40,734,365)  (37,439,639)    (15,912,180)    (67,049,820)    (57,783,918)
   Class B Shares                             (7,993,035)  (10,499,158)             --              --              --
   Class C Shares                             (1,694,312)   (1,357,672)           (228)             -- **           --
   Class D Shares                             (1,150,073)   (1,292,047)             --              --              --
   Class S Shares                                     --            --              --              --              --
                                            ------------  ------------    ------------    ------------    ------------
Increase (decrease) in net assets from
   capital stock transactions                (11,993,768)    5,621,916     (13,655,234)    (39,763,668)    (41,579,772)
                                            ------------  ------------    ------------    ------------    ------------
Total Increase (Decrease) in
   Net Assets for period                       8,003,995     6,272,961      (7,271,409)    (43,245,496)    (42,360,309)
Net Assets: Beginning of period              295,034,773   288,761,812     131,572,374     174,817,870     217,178,179
                                            ------------  ------------    ------------    ------------    ------------
Net Assets: End of period                   $303,038,768  $295,034,773    $124,300,965    $131,572,374    $174,817,870
                                            ============  ============    ============    ============    ============
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period   $    800,513  $    761,773    $     (1,559)   $       (449)   $         --
                                            ============  ============    ============    ============    ============

                                               Capital Opportunity^^
                                            --------------------------

                                             Year Ended    Year Ended
                                              11/30/06      11/30/05
                                            ------------  ------------
Increase (Decrease) in Net Assets from
Operations
Net investment income (loss)                $   (175,308) $    448,768
Net realized gain (loss) on sales
   of investments                              1,741,041     2,415,238
Net Change in unrealized appreciation
   (depreciation)                              3,077,374     2,681,623
                                            ------------  ------------
Net increase (decrease) in net assets
   from operations                             4,643,107     5,545,629
                                            ------------  ------------
Distributions to Shareholders
From net investment income
   Class A Shares                                     --    (1,278,012)
   Class B Shares                                     --       (58,376)
   Class C Shares                                     --        (3,383)
   Class D Shares                                     --            --
   Class S Shares                                     --            --
From net realized gain on investments
   Class A Shares                                     --            --
   Class B Shares                                     --            --
   Class C Shares                                     --            --
   Class D Shares                                     --            --
   Class S Shares                                     --            --
                                            ------------  ------------
Total distributions to shareholders                   --    (1,339,771)
                                            ------------  ------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                             10,115,030    15,723,835
   Class B Shares                                729,706     1,324,446
   Class C Shares                                191,988       400,836
   Class D Shares                                     --            --
   Class S Shares                                     --            --
Net asset value of shares issued in
Fund reorganizations (see note 7)
   Class A Shares                                     --    28,178,994
   Class B Shares                                     --     6,784,445
   Class C Shares                                     --     1,489,214
   Class D Shares                                     --            --
   Class S Shares                                     --            --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                     --       793,550
   Class B Shares                                     --        52,413
   Class C Shares                                     --         2,204
   Class D Shares                                     --            --
   Class S Shares                                     --            --
                                            ------------  ------------
                                              11,036,724    54,749,937
                                            ------------  ------------
Less: Payments for shares reacquired
   Class A Shares                            (23,963,560)  (38,965,576)
   Class B Shares                             (7,215,555)   (5,854,358)
   Class C Shares                             (1,012,552)   (1,203,888)
   Class D Shares                                     --            --
   Class S Shares                                     --            --
                                            ------------  ------------
Increase (decrease) in net assets from
   capital stock transactions                (21,154,943)    8,726,115
                                            ------------  ------------
Total Increase (Decrease) in
   Net Assets for period                     (16,511,836)   12,931,973
Net Assets: Beginning of period               89,588,828    76,656,855
                                            ------------  ------------
Net Assets: End of period                   $ 73,076,992  $ 89,588,828
                                            ============  ============
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period   $    (14,298) $    (11,558)
                                            ============  ============

^    The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund
     prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund and information for the Sentinel Growth Leaders Fund prior to March 17,
     2006 is based on the predecessor Bramwell Focus Fund.

^^   Information prior to September 26, 2005 is based on the predecessor
     Sentinel Growth Index Fund.

See Notes to Financial Statements.

                                                    Common  Stock           Conservative Allocation(+)
                                            ------------------------------  --------------------------

                                              Year Ended      Year Ended     Year Ended    Year Ended
                                               11/30/06        11/30/05       11/30/06      11/30/05
                                            --------------  --------------  ------------  ------------
Increase (Decrease) in Net Assets from
Operations
Net investment income (loss)                $    9,417,715  $    8,590,563  $  2,082,312  $  2,723,081
Net realized gain (loss) on sales
   of investments                               49,244,929      49,610,967     1,332,679     1,489,202
Net Change in unrealized appreciation
   (depreciation)                              100,657,596      52,580,500     1,766,118    (2,638,466)
                                            --------------  --------------  ------------  ------------
Net increase (decrease) in net assets
   from operations                             159,320,240     110,782,030     5,181,109     1,573,817
                                            --------------  --------------  ------------  ------------
Distributions to Shareholders
From net investment income
   Class A Shares                              (10,178,550)     (9,760,890)   (1,651,391)   (2,090,889)
   Class B Shares                                  (32,784)        (88,905)     (388,844)     (423,174)
   Class C Shares                                   (9,538)         (9,432)     (209,226)     (308,000)
   Class D Shares                                       --              --            --            --
   Class S Shares                                       --              --            --            --
From net realized gain on investments
   Class A Shares                              (47,966,922)    (93,105,059)     (869,023)   (1,052,964)
   Class B Shares                               (2,443,954)     (5,538,004)     (237,204)     (270,072)
   Class C Shares                                 (439,067)       (592,430)     (148,439)     (181,398)
   Class D Shares                                       --              --            --            --
   Class S Shares                                       --              --            --            --
                                            --------------  --------------  ------------  ------------
Total distributions to shareholders            (61,070,815)   (109,094,720)   (3,504,127)   (4,326,497)
                                            --------------  --------------  ------------  ------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                               60,607,050      72,619,114     6,543,677    14,443,831
   Class B Shares                                4,002,083       8,467,153       978,876     2,782,182
   Class C Shares                                5,829,581       4,068,079       792,873     2,395,598
   Class D Shares                                       --              --            --            --
   Class S Shares                                       --              --            --            --
Net asset value of shares issued in
Fund reorganizations (see note 7)
   Class A Shares                                       --              --            --            --
   Class B Shares                                       --              --            --            --
   Class C Shares                                       --              --            --            --
   Class D Shares                                       --              --            --            --
   Class S Shares                                       --              --            --            --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                               49,577,858      87,349,743     2,104,067     2,365,682
   Class B Shares                                2,438,450       5,509,051       552,818       583,769
   Class C Shares                                  442,438         592,865       302,886       369,286
   Class D Shares                                       --              --            --            --
   Class S Shares                                       --              --            --            --
                                            --------------  --------------  ------------  ------------
                                               122,897,460     178,606,005    11,275,197    22,940,348
                                            --------------  --------------  ------------  ------------
Less: Payments for shares reacquired
   Class A Shares                             (160,694,672)   (132,748,807)  (27,450,793)  (12,021,607)
   Class B Shares                              (16,847,777)    (21,469,066)   (3,905,911)   (2,332,709)
   Class C Shares                               (2,157,923)     (1,744,086)   (4,613,630)   (1,654,310)
   Class D Shares                                       --              --            --            --
   Class S Shares                                       --              --            --            --
                                            --------------  --------------  ------------  ------------
Increase (decrease) in net assets from
   capital stock transactions                  (56,802,912)     22,644,046   (24,695,137)    6,931,722
                                            --------------  --------------  ------------  ------------
Total Increase (Decrease) in
   Net Assets for period                        41,446,513      24,331,356   (23,018,155)    4,179,042
Net Assets: Beginning of period              1,135,078,286   1,110,746,930    79,740,413    75,561,371
                                            --------------  --------------  ------------  ------------
Net Assets: End of period                   $1,176,524,799  $1,135,078,286  $ 56,722,258  $ 79,740,413
                                            ==============  ==============  ============  ============
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period   $      789,004  $    1,592,160  $    700,883  $    320,390
                                            ==============  ==============  ============  ============

                                                 Government Securities                   Growth  Leaders^
                                            -----------------------------  ---------------------------------------------
                                                                             Fiscal Period
                                             Year Ended       Year Ended     From 07/01/06    Year Ended     Year Ended
                                              11/30/06         11/30/05    Through 11/30/06    06/30/06       06/30/05
                                            ------------     ------------  ----------------  -----------    ------------
Increase (Decrease) in Net Assets from
Operations
Net investment income (loss)                $  9,547,358     $  5,482,889     $     4,196    $   (46,438)   $   (70,397)
Net realized gain (loss) on sales
   of investments                             (2,048,398)      (3,332,348)          3,011        794,083        668,998
Net Change in unrealized appreciation
   (depreciation)                              3,463,023         (886,903)        638,506        349,652       (837,148)
                                            ------------     ------------     -----------    -----------    -----------
Net increase (decrease) in net assets
   from operations                            10,961,983        1,263,638         645,713      1,097,297       (238,547)
                                            ------------     ------------     -----------    -----------    -----------
Distributions to Shareholders
From net investment income
   Class A Shares                             (9,740,425)      (5,769,904)             --             --             --
   Class B Shares                                     --               --              --             --             --
   Class C Shares                                 (4,086)***           --              --             -- **          --
   Class D Shares                                     --               --              --             --             --
   Class S Shares                                     --               --              --             --             --
From net realized gain on investments
   Class A Shares                                     --               --              --             --             --
   Class B Shares                                     --               --              --             --             --
   Class C Shares                                     -- ***           --              --             -- **          --
   Class D Shares                                     --               --              --             --             --
   Class S Shares                                     --               --              --             --             --
                                            ------------     ------------     -----------    -----------    -----------
Total distributions to shareholders           (9,744,511)      (5,769,904)             --             --             --
                                            ------------     ------------     -----------    -----------    -----------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                             49,850,057       64,371,869       3,267,610      3,555,971        303,349
   Class B Shares                                     --               --              --             --             --
   Class C Shares                                560,763 ***           --         127,191        392,015 **          --
   Class D Shares                                     --               --              --             --             --
   Class S Shares                                     --               --              --             --             --
Net asset value of shares issued in
Fund reorganizations (see note 7)
   Class A Shares                                     --       68,763,071              --             --             --
   Class B Shares                                     --               --              --             --             --
   Class C Shares                                     -- ***           --              --             -- **          --
   Class D Shares                                     --               --              --             --             --
   Class S Shares                                     --               --              --             --             --
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                              7,770,107        4,777,182              --             --             --
   Class B Shares                                     --               --              --             --             --
   Class C Shares                                    487 ***           --              --             -- **          --
   Class D Shares                                     --               --              --             --             --
   Class S Shares                                     --               --              --             --             --
                                            ------------     ------------     -----------    -----------    -----------
                                              58,181,414      137,912,122       3,394,801      3,947,986        303,349
                                            ------------     ------------     -----------    -----------    -----------
Less: Payments for shares reacquired
   Class A Shares                            (49,324,426)     (33,276,357)       (675,205)    (4,553,749)    (3,044,117)
   Class B Shares                                     --               --              --             --             --
   Class C Shares                                 (1,660) ***          --         (97,252)            -- **          --
   Class D Shares                                     --               --              --             --             --
   Class S Shares                                     --               --              --             --             --
                                            ------------     ------------     -----------    -----------    -----------
Increase (decrease) in net assets from
   capital stock transactions                  8,855,328      104,635,765       2,622,344       (605,763)    (2,740,768)
                                            ------------     ------------     -----------    -----------    -----------
Total Increase (Decrease) in
   Net Assets for period                      10,072,800      100,129,499       3,268,057        491,534     (2,979,315)
Net Assets: Beginning of period              204,867,970      104,738,471       8,427,804      7,936,270     10,915,585
                                            ------------     ------------     -----------    -----------    -----------
Net Assets: End of period                   $214,940,770     $204,867,970     $11,695,861    $ 8,427,804    $ 7,936,270
                                            ============     ============     ===========    ===========    ===========
Undistributed (Distributions in Excess of)
   Net Investment Income at End of Period   $     14,487     $     94,427     $     4,179    $       (17)   $        --
                                            ============     ============     ===========    ===========    ===========

+    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

*    Commenced operations March 4, 2005.

**   Commenced operations March 17, 2006.

***  Commenced operations June 1, 2006.

                                                                              73

Statement of Changes in Net Assets (Continued)

                                                  High Yield Bond          International Equity            Mid Cap Growth
                                            --------------------------  --------------------------  ---------------------------
                                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                              11/30/06      11/30/05      11/30/06      11/30/05      11/30/06       11/30/05
                                            ------------  ------------  ------------  ------------  ------------  -------------
Increase (Decrease) in Net Assets
   from Operations
Net investment income (loss)                $  5,761,867  $ 10,958,630  $  1,104,898  $  1,463,459  $ (1,377,827) $  (1,339,468)
Net realized gain (loss) on sales
   of investments                               (341,062)      329,221    15,493,251     7,265,784    10,166,239     26,598,980
Net Change in unrealized
   appreciation (depreciation)                 1,999,932    (9,766,280)   16,977,598     3,494,931     3,926,137    (15,389,749)
                                            ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in net
   assets from operations                      7,420,737     1,521,571    33,575,747    12,224,174    12,714,549      9,869,763
                                            ------------  ------------  ------------  ------------  ------------  -------------
Distributions to Shareholders
From net investment income
   Class A Shares                             (4,305,985)   (8,647,922)   (1,455,355)   (1,062,809)           --             --
   Class B Shares                             (1,028,986)   (1,466,914)      (20,553)           --            --             --
   Class C Shares                               (455,069)     (669,707)           --            --            --             --
   Class D Shares                                     --            --            --                          --             --
   Class S Shares                                     --            --            --            --            --             --
From net realized gain on
   investments
   Class A Shares                                     --            --    (6,052,517)           --            --             --
   Class B Shares                                     --            --      (661,462)           --            --             --
   Class C Shares                                     --            --      (156,283)           --            --             --
   Class D Shares                                     --            --            --            --            --             --
   Class S Shares                                     --            --            --            --            --             --
                                            ------------  ------------  ------------  ------------  ------------  -------------
Total distributions to shareholders           (5,790,040)  (10,784,543)   (8,346,170)   (1,062,809)           --             --
                                            ------------  ------------  ------------  ------------  ------------  -------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                              9,567,716    42,371,094    33,951,795    24,839,196    16,928,543     25,593,914
   Class B Shares                                849,323     2,522,976     2,428,396     3,227,350     1,114,043      3,056,781
   Class C Shares                                566,405     1,745,456     2,319,697       782,241       683,605        529,571
   Class D Shares                                     --            --            --            --            --             --
   Class S Shares                                     --            --            --            --            --             --
Net asset value of shares issued in
   Fund reorganizations (see note 7)
   Class A Shares                                     --            --            --            --            --     19,503,232
   Class B Shares                                     --            --            --            --            --      2,833,963
   Class C Shares                                     --            --            --            --            --      2,123,226
   Class D Shares                                     --            --            --            --            --             --
   Class S Shares                                     --            --            --            --            --             --
Net asset value of shares in
   reinvestment of dividends and
   distributions
   Class A Shares                              2,794,611     5,793,916     7,143,270       936,488            --             --
   Class B Shares                                501,475       729,410       660,479            --            --             --
   Class C Shares                                327,730       451,197       156,128            --            --             --
   Class D Shares                                     --            --            --            --            --             --
   Class S Shares                                     --            --            --            --            --             --
                                            ------------  ------------  ------------  ------------  ------------  -------------
                                              14,607,260    53,614,049    46,659,765    29,785,275    18,726,191     53,640,687
                                            ------------  ------------  ------------  ------------  ------------  -------------
Less: Payments for shares
   reacquired
   Class A Shares                            (65,350,467)  (83,517,295)  (27,224,556)  (32,243,918)  (44,648,223)   (34,558,807)
   Class B Shares                             (6,754,951)  (11,823,182)   (4,249,898)   (4,014,712)  (10,012,533)    (8,722,814)
   Class C Shares                             (4,068,474)   (4,942,211)     (811,438)   (1,573,941)   (1,794,147)      (860,417)
   Class D Shares                                     --            --            --            --            --             --
   Class S Shares                                     --            --            --            --            --             --
                                            ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets
   from capital stock transactions           (61,566,632)  (46,668,639)   14,373,873    (8,047,296)  (37,728,712)     9,498,649
                                            ------------  ------------  ------------  ------------  ------------  -------------
Total Increase (Decrease) in
   Net Assets for period                     (59,935,935)  (55,931,611)   39,603,450     3,114,069   (25,014,163)    19,368,412
Net Assets: Beginning of period              139,346,797   195,278,408   128,269,449   125,155,380   195,870,899    176,502,487
                                            ------------  ------------  ------------  ------------  ------------  -------------
Net Assets: End of period                   $ 79,410,862  $139,346,797  $167,872,899  $128,269,449  $170,856,736  $ 195,870,899
                                            ============  ============  ============  ============  ============  =============
Undistributed (Distributions in
   Excess of) Net Investment Income
   at End of Period                         $    199,828  $    228,816  $    843,860  $  1,298,172  $    (58,748) $     (55,826)
                                            ============  ============  ============  ============  ============  =============

See Notes to Financial Statements.

                                        Short Maturity Government               Small Company           U.S. Treasury Money Market
                                     -------------------------------   ------------------------------  ----------------------------
                                       Year Ended        Year Ended      Year Ended      Year Ended      Year Ended     Year Ended
                                        11/30/06          11/30/05        11/30/06        11/30/05        11/30/06       11/30/05
                                     -------------     -------------   --------------  --------------  -------------  -------------
Increase (Decrease) in Net Assets
   from Operations
Net investment income (loss)         $   9,500,701     $  10,477,634   $   (6,813,873) $   (6,643,063) $   3,006,974  $   1,674,751
Net realized gain (loss) on sales
   of investments                       (2,712,447)       (1,831,417)     185,225,726     131,440,100             --             --
Net Change in unrealized
   appreciation (depreciation)           2,201,443        (5,178,673)      34,290,665      (3,774,597)            --             --
                                     -------------     -------------   --------------  --------------  -------------  -------------
Net increase (decrease) in net
   assets from operations                8,989,697         3,467,544      212,702,518     121,022,440      3,006,974      1,674,751
                                     -------------     -------------   --------------  --------------  -------------  -------------
Distributions to Shareholders
From net investment income
   Class A Shares                      (10,384,929)      (12,888,686)              --              --     (2,879,224)    (1,600,319)
   Class B Shares                               --                --               --              --       (127,750)       (74,432)
   Class C Shares                           (2,385)***            --               --              --             --             --
   Class D Shares                               --                --               --              --             --             --
   Class S Shares                         (609,176)         (437,903)*             --              --             --             --
From net realized gain on
   investments
   Class A Shares                               --                --      (95,814,110)    (67,035,599)            --             --
   Class B Shares                               --                --      (14,748,742)    (10,216,209)            --             --
   Class C Shares                               --***             --      (14,284,610)    (10,701,551)            --             --
   Class D Shares                               --                --               --              --             --             --
   Class S Shares                               --                --*              --              --             --             --
                                     -------------     -------------   --------------  --------------  -------------  -------------
Total distributions to shareholders    (10,996,490)      (13,326,589)    (124,847,462)    (87,953,359)    (3,006,974)    (1,674,751)
                                     -------------     -------------   --------------  --------------  -------------  -------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                       48,632,019        85,647,554      247,094,937     293,873,145     83,996,137    115,746,472
   Class B Shares                               --                --        6,058,374      15,083,031      2,733,519      2,968,465
   Class C Shares                          208,087***             --       25,681,571      30,735,256             --             --
   Class D Shares                               --                --               --              --             --             --
   Class S Shares                        8,863,232        25,735,824*              --              --             --             --
Net asset value of shares issued in
   Fund reorganizations (see
      note 7)
   Class A Shares                               --                --               --              --             --             --
   Class B Shares                               --                --               --              --             --             --
   Class C Shares                               --                  ***            --              --             --             --
   Class D Shares                               --                --               --              --             --             --
   Class S Shares                               --                --*              --              --             --             --
Net asset value of shares in
   reinvestment of dividends and
   distributions
   Class A Shares                        8,581,163        10,669,864       86,941,982      61,199,924      2,755,191      1,526,883
   Class B Shares                               --                --       13,955,149       9,707,259        107,709         66,184
   Class C Shares                              661***             --       13,540,865      10,116,166             --             --
   Class D Shares                               --                --               --              --             --             --
   Class S Shares                          532,418           415,657*              --              --             --             --
                                     -------------     -------------   --------------  --------------  -------------  -------------
                                        66,817,580       122,468,899      393,272,878     420,714,781     89,592,556    120,308,004
                                     -------------     -------------   --------------  --------------  -------------  -------------
Less: Payments for shares
   reacquired
   Class A Shares                     (129,299,558)     (149,857,060)    (273,688,688)   (355,847,614)  (100,546,523)  (113,419,539)
   Class B Shares                               --                --      (28,854,922)    (23,800,158)    (3,840,572)    (3,697,791)
   Class C Shares                             (778)***            --      (38,357,517)    (50,424,961)            --             --
   Class D Shares                               --                --               --              --             --             --
   Class S Shares                      (18,576,293)       (7,474,810)*             --              --             --             --
                                     -------------     -------------   --------------  --------------  -------------  -------------
Increase (decrease) in net assets
   fromcapital stock transactions      (81,059,049)      (34,862,971)      52,371,751      (9,357,952)   (14,794,539)     3,190,674
                                     -------------     -------------   --------------  --------------  -------------  -------------
Total Increase (Decrease) in
   Net Assets for period               (83,065,842)      (44,722,016)     140,226,807      23,711,129    (14,794,539)     3,190,674
Net Assets: Beginning of period        277,709,300       322,431,316    1,397,312,730   1,373,601,601     86,841,128     83,650,454
                                     -------------     -------------   --------------  --------------  -------------  -------------
Net Assets: End of period            $ 194,643,458     $ 277,709,300   $1,537,539,537  $1,397,312,730  $  72,046,589  $  86,841,128
                                     =============     =============   ==============  ==============  =============  =============
Undistributed (Distributions in
   Excess of) Net Investment Income
   at End of Period                  $      14,817     $      20,057   $     (129,388) $      (93,317) $          --  $          --
                                     =============     =============   ==============  ==============  =============  =============

*    Commenced operations March 4, 2005.

***  Commenced operations June 1, 2006.

                                                                              75

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                          Income From Investment Operations                 Less Distributions
                                       ---------------------------------------  -----------------------------------------
                                                    Net gains or
                                                     losses on
                 Fiscal     Net asset      Net       securities                  Dividends                                 Net asset
                  year        value,   investment  (both realized   Total from   (from net   Distributions                   value,
Fund/           (period    beginning    income           and       investment   investment  (from realized      Total        end of
Share Class      ended)     of period    (loss)      unrealized)    operations    income)        gains)     distributions    period
------------  -----------  ----------  ----------  --------------  -----------  ----------  --------------  -------------  ---------
Balanced      11/30/02       $16.57      $ 0.32        $(1.50)        $(1.18)      $0.33          $0.96        $1.29         $14.10
Class A       11/30/03        14.10        0.24          1.81           2.05        0.25             --         0.25          15.90
              11/30/04        15.90        0.28          1.29           1.57        0.28           0.36         0.64          16.83
              11/30/05        16.83        0.32          0.86           1.18        0.34           0.82         1.16          16.85
              11/30/06        16.85        0.37          1.53           1.90        0.38           0.36         0.74          18.01

Balanced      11/30/02       $16.61      $ 0.20        $(1.50)        $(1.30)      $0.20          $0.96        $1.16         $14.15
Class B       11/30/03        14.15        0.11          1.82           1.93        0.13             --         0.13          15.95
              11/30/04        15.95        0.15          1.29           1.44        0.14           0.36         0.50          16.89
              11/30/05        16.89        0.18          0.86           1.04        0.20           0.82         1.02          16.91
              11/30/06        16.91        0.23          1.53           1.76        0.23           0.36         0.59          18.08

Balanced      11/30/02       $16.58      $ 0.18        $(1.49)        $(1.31)      $0.20          $0.96        $1.16         $14.11
Class C       11/30/03        14.11        0.08          1.82           1.90        0.09             --         0.09          15.92
              11/30/04        15.92        0.13          1.29           1.42        0.14           0.36         0.50          16.84
              11/30/05        16.84        0.16          0.87           1.03        0.19           0.82         1.01          16.86
              11/30/06        16.86        0.21          1.52           1.73        0.22           0.36         0.58          18.01

Balanced      11/30/02       $16.51      $ 0.15        $(1.51)        $(1.36)      $0.14          $0.96        $1.10         $14.05
Class D       11/30/03        14.05        0.07          1.79           1.86        0.07             --         0.07          15.84
              11/30/04        15.84        0.22          1.28           1.50        0.18           0.36         0.54          16.80
              11/30/05        16.80        0.26          0.86           1.12        0.28           0.82         1.10          16.82
              11/30/06        16.82        0.33          1.53           1.86        0.32           0.36         0.68          18.00

Capital       06/30/02       $23.00      $(0.16)       $(2.53)        $(2.69)      $  --           $1.61       $1.61         $18.70
Growth        06/30/03        18.70       (0.15)        (1.29)         (1.44)         --              --          --          17.26
Class A       06/30/04        17.26       (0.17)         2.34           2.17          --              --          --          19.43
              06/30/05        19.43       (0.13)         0.49           0.36          --            0.37        0.37          19.42
              06/30/06        19.42       (0.10)         1.98           1.88          --            2.50        2.50          18.80
              07/01/06-
              11/30/06(A)     18.80       (0.01)         1.03           1.02          --              --          --          19.82

Capital       03/17/06-
Growth        06/30/06(B)    $19.45      $(0.12)       $(0.61)        $(0.73)      $  --          $   --       $  --         $18.72
Class C       07/01/06-
              11/30/06(A)     18.72       (0.13)         1.03           0.90          --              --          --          19.62

Capital       11/30/02       $15.30      $ 0.07        $(2.93)        $(2.86)      $0.01          $   --       $0.01         $12.43
Opportunity^  11/30/03        12.43        0.10          1.35           1.45        0.06              --        0.06          13.82
Class A       11/30/04        13.82        0.19          0.64           0.83        0.09              --        0.09          14.56
              11/30/05        14.56        0.14          0.89           1.03        0.33              --        0.33          15.26
              11/30/06        15.26        0.01          1.06           1.07          --              --          --          16.33

Capital       11/30/02       $15.06      $(0.06)       $(2.89)        $(2.95)      $  --          $   --       $  --         $12.11
Opportunity^  11/30/03        12.11       (0.02)         1.31           1.29          --              --          --          13.40
Class B       11/30/04        13.40        0.07          0.62           0.69          --              --          --          14.09
              11/30/05        14.09       (0.02)         0.88           0.86        0.07              --        0.07          14.88
              11/30/06        14.88       (0.19)         1.02           0.83          --              --          --          15.71

Capital       11/30/02       $14.78      $(0.18)       $(2.80)        $(2.98)      $  --          $   --       $  --         $11.80
Opportunity^  11/30/03        11.80       (0.18)         1.22           1.04          --              --          --          12.84
Class C       11/30/04        12.84       (0.03)         0.60           0.57          --              --          --          13.41
              11/30/05        13.41       (0.10)         0.87           0.77        0.02              --        0.02          14.16
              11/30/06        14.16       (0.19)         0.97           0.78          --              --          --          14.94

                                                               Ratios/Supplemental Data
              ----------------------------------------------------------------------------------------------------------------------
                                                                        Ratio of                          Ratio of net
                                                     Ratio of         expenses to       Ratio of net    investment income
                                                    expenses to       average net        investment     (loss) to average
                        Net assets     Ratio of     average net      assets before         income       net assets before
               Total     at end of    expenses to  assets before    contractual and       (loss) to      contractual and   Portfolio
Fund/         return*     period      average net  custodian fee   voluntary expense     average net    voluntary expense   turnover
Share Class     (%)    (000 omitted)  assets (%)   credits**(%)   reimbursements***(%)   assets (%)   reimbursements***(%)  rate (%)
------------  -------  -------------  -----------  -------------  --------------------  ------------  -------------------- ---------
Balanced      (7.67)     $188,386         1.20          1.21              1.21               2.06             2.06            159
Class A       14.75       214,533         1.20          1.21              1.21               1.53             1.53            242
              10.12       231,599         1.17          1.17              1.17               1.73             1.73            220
              7.36        239,882         1.12          1.14              1.14               1.93             1.93            187
              11.64       249,398         1.10          1.11              1.11               2.18             2.18            209

Balanced      (8.35)     $ 36,607         1.97          1.98              1.98               1.29             1.29            159
Class B       13.74        33,652         2.06          2.07              2.07               0.68             0.68            242
              9.21         30,780         1.99          1.99              1.99               0.89             0.89            220
              6.42         27,012         2.02          2.03              2.03               1.03             1.03            187
              10.72        23,445         1.99          2.00              2.00               1.28             1.28            209

Balanced      (8.47)     $  4,344         2.07          2.08              2.08               1.18             1.18            159
Class C       13.56         4,811         2.26          2.26              2.26               0.47             0.47            242
              9.08          5,694         2.09          2.09              2.09               0.80             0.80            220
              6.35          6,449         2.09          2.10              2.10               0.97             0.97            187
              10.56         7,299         2.06          2.07              2.07               1.22             1.22            209

Balanced      (8.82)     $  6,644         2.50          2.51              2.51               0.78             0.78            159
Class D       13.28         8,951         2.43          2.44              2.44               0.29             0.29            242
              9.69         20,689         1.50          1.51              1.51               1.42             1.42            220
              6.98         21,692         1.41          1.42              1.42               1.65             1.65            187
              11.41        22,897         1.37          1.38              1.38               1.92             1.92            209

Capital       (11.94)    $191,395         1.63          1.63              1.63             (0.84)           (0.84)             66
Growth        (7.70)      229,756         1.68          1.68              1.68             (1.01)           (1.01)             51
Class A       12.57       217,178         1.64          1.64              1.64             (0.81)           (0.81)             47
              1.85        174,818         1.69          1.69              1.69             (0.61)           (0.61)             63
              9.94        131,400         1.66          1.66              1.66             (0.53)           (0.53)             39

              5.43++      124,054         1.26+         1.27+             1.27+            (0.12)+          (0.12)+            8++

Capital
Growth        (3.75)++   $    172         3.11+         3.12+             3.12+            (1.99)+          (1.99)+           39++
Class C
              4.81 ++         247         2.81+         2.82+             2.82+            (1.65)+          (1.65)+            8++

Capital       (18.73)    $ 47,721         0.65          0.65              0.79               0.49             0.36             29
Opportunity^  11.73        56,154         0.65          0.65              0.85               0.79             0.59             24
Class A       6.03         61,945         0.65          0.65              0.81               1.37             1.21             19
              7.13         71,063         0.79          0.80              0.92               0.76             0.64             30
              7.01         61,243         1.32          1.34              1.47               0.02           (0.11)             49

Capital       (19.59)    $ 11,867         1.59          1.59              1.73             (0.44)           (0.58)             29
Opportunity^  10.65        12,952         1.60          1.60              1.80             (0.16)           (0.36)             24
Class B       5.15         12,327         1.54          1.54              1.71               0.44             0.28             19
              6.11         15,301         1.77          1.79              1.91             (0.23)           (0.36)             30
              5.58          9,293         2.61          2.63              2.74             (1.27)           (1.39)             49

Capital       (20.16)    $    797         2.55          2.55              2.68             (1.39)           (1.52)             29
Opportunity^  8.81          1,228         2.96          2.96              3.16             (1.53)           (1.73)             24
Class C       4.44          2,385         2.09          2.09              2.25               0.01           (0.15)             19
              5.74          3,224         2.13          2.15              2.27             (0.58)           (0.70)             30
              5.51          2,540         2.70          2.71              2.83             (1.36)           (1.47)             49

                                  See Page 82 for notes to Financial Highlights.

                                                                              77

Financial Highlights (Continued)

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                         Income From Investment Operations                Less Distributions
                                      --------------------------------------  -----------------------------------------
                                                   Net gains or
                                                    losses on
                 Fiscal    Net asset     Net        securities                Dividends                                  Net asset
                  year      value,    investment  (both realized  Total from  (from net    Distributions                  value,
Fund/ Share     (period    beginning    income        and         investment  investment  (from realized      Total       end of
Class            ended)    of period    (loss)      unrealized)   operations   income)         gains)     distributions   period
------------  -----------  ---------  ----------  --------------  ----------  ----------  --------------  -------------  ---------
Common           11/30/02    $33.18     $ 0.22       $(3.91)        $(3.69)      $0.18         $3.61          $3.79        $25.70
Stock            11/30/03     25.70       0.17         4.08           4.25        0.19            --           0.19         29.76
Class A          11/30/04     29.76       0.23         3.53           3.76        0.15          2.13           2.28         31.24
                 11/30/05     31.24       0.25         2.79           3.04        0.28          2.80           3.08         31.20
                 11/30/06     31.20       0.28         4.23           4.51        0.30          1.40           1.70         34.01

Common           11/30/02    $33.04     $(0.05)      $(3.88)        $(3.93)      $  --         $3.61          $3.61        $25.50
Stock            11/30/03     25.50      (0.08)        4.05           3.97        0.01            --           0.01         29.46
Class B          11/30/04     29.46      (0.06)        3.49           3.43          --          2.13           2.13         30.76
                 11/30/05     30.76      (0.01)        2.74           2.73        0.05          2.80           2.85         30.64
                 11/30/06     30.64      (0.02)        4.15           4.13        0.02          1.40           1.42         33.35

Common           11/30/02    $33.08     $(0.06)      $(3.90)        $(3.96)      $  --         $3.61          $3.61        $25.51
Stock            11/30/03     25.51      (0.14)        4.05           3.91        0.01            --           0.01         29.41
Class C          11/30/04     29.41      (0.08)        3.48           3.40          --          2.13           2.13         30.68
                 11/30/05     30.68      (0.07)        2.76           2.69        0.04          2.80           2.84         30.53
                 11/30/06     30.53      (0.05)        4.14           4.09        0.02          1.40           1.42         33.20

Conservative   03/10/03-
Allocation^^  11/30/03(C)    $10.00     $ 0.32       $ 1.23         $ 1.55       $0.30         $  --          $0.30        $11.25
Class A          11/30/04     11.25       0.40         0.65           1.05        0.48          0.00****       0.48         11.82
                 11/30/05     11.82       0.41        (0.15)          0.26        0.43          0.23           0.66         11.42
                 11/30/06     11.42       0.42         0.60           1.02        0.46          0.21           0.67         11.77

Conservative    03/10/03-
Allocation^^  11/30/03(C)    $10.00     $ 0.25       $ 1.25         $ 1.50       $0.26         $  --          $0.26        $11.24
Class B          11/30/04     11.24       0.31         0.64           0.95        0.39          0.00****       0.39         11.80
                 11/30/05     11.80       0.31        (0.15)          0.16        0.34          0.23           0.57         11.39
                 11/30/06     11.39       0.34         0.58           0.92        0.37          0.21           0.58         11.73

Conservative   03/10/03-
Allocation^^  11/30/03(C)    $10.00     $ 0.27       $ 1.25         $ 1.52       $0.27         $  --          $0.27        $11.25
Class C          11/30/04     11.25       0.32         0.63           0.95        0.40          0.00****       0.40         11.80
                 11/30/05     11.80       0.33        (0.14)          0.19        0.37          0.23           0.60         11.39
                 11/30/06     11.39       0.31         0.59           0.90        0.34          0.21           0.55         11.74

Government       11/30/02    $10.19     $ 0.51       $ 0.15         $ 0.66       $0.51         $  --          $0.51        $10.34
Securities       11/30/03     10.34       0.38         0.12           0.50        0.46            --           0.46         10.38
Class A          11/30/04     10.38       0.39         0.10           0.49        0.45            --           0.45         10.42
                 11/30/05     10.42       0.43        (0.21)          0.22        0.45            --           0.45         10.19
                 11/30/06     10.19       0.47         0.06           0.53        0.48            --           0.48         10.24

Government      06/01/06-
Securities    11/30/06(D)    $ 9.96     $ 0.17       $ 0.29         $ 0.46       $0.18         $  --          $0.18        $10.24
Class C

Growth           06/30/02    $ 9.89     $(0.10)      $(0.92)        $(1.02)      $  --         $  --          $  --        $ 8.87
Leaders          06/30/03      8.87      (0.08)       (0.70)         (0.78)         --            --             --          8.09
Class A          06/30/04      8.09      (0.09)        1.47           1.38          --            --             --          9.47
                 06/30/05      9.47      (0.08)       (0.08)         (0.16)         --            --             --          9.31
                 06/30/06      9.31      (0.06)        1.34           1.28          --            --             --         10.59
                07/01/06-
              11/30/06(A)     10.59       0.01         0.56           0.57          --            --             --         11.16

Growth          03/17/06-
Leaders       06/30/06(B)    $10.95     $(0.04)      $(0.34)        $(0.38)      $  --         $  --          $  --        $10.57
Class C         07/01/06-
              11/30/06(A)     10.57      (0.04)        0.55           0.51          --            --             --         11.08

                                                               Ratios/Supplemental Data
              ----------------------------------------------------------------------------------------------------------------------
                                                     Ratio of
                                                    expenses to        Ratio of                          Ratio of net
                                                    average net      expenses to       Ratio of net   investment income
                                                      assets         average net        investment    (loss) to average
                         Net assets     Ratio of      before        assets before         income      net assets before
               Total     at end of    expenses to   custodian      contractual and       (loss) to     contractual and     Portfolio
Fund/ Share   return*      period     average net      fee        voluntary expense     average net   voluntary expense    turnover
Class           (%)    (000 omitted)   assets (%)  credits**(%)  reimbursements***(%)   assets (%)   reimbursements***(%)  rate (%)
------------  -------  -------------  -----------  ------------  --------------------  ------------  --------------------  ---------
Common        (12.55)    $  889,066        1.02         1.02              1.02              0.76              0.76             55
Stock          16.67        979,837        1.08         1.08              1.08              0.62              0.62             76
Class A        13.19      1,042,308        1.05         1.05              1.05              0.76              0.76             57
               10.51      1,071,523        1.04         1.05              1.05              0.83              0.83             26
               15.18      1,114,097        1.10         1.10              1.13              0.88              0.86             13

Common        (13.39)    $   80,772        1.95         1.96              1.96             (0.18)            (0.18)            55
Stock          15.57         72,163        2.03         2.03              2.03             (0.32)            (0.32)            76
Class B        12.12         61,909        1.99         1.99              1.99             (0.21)            (0.21)            57
                9.49         53,970        1.98         1.99              1.99             (0.11)            (0.11)            26
               14.08         47,559        2.05         2.06              2.08             (0.08)            (0.11)            13

Common        (13.48)    $    5,018        2.01         2.02              2.02             (0.23)            (0.23)            55
Stock          15.32          5,774        2.24         2.24              2.24             (0.54)            (0.54)            76
Class C        12.03          6,530        2.06         2.06              2.06             (0.25)            (0.25)            57
                9.41          9,585        2.09         2.09              2.09             (0.20)            (0.20)            26
               14.00         14,869        2.12         2.13              2.16             (0.12)            (0.15)            13

Conservative
Allocation^^   15.61++   $   38,147        1.17+        1.17+             1.17+             3.94+             3.94+           131++
Class A         9.58         52,951        1.17         1.17              1.17              3.52              3.52            136
                2.27         55,829        1.15         1.16              1.16              3.60              3.60            174
                9.31         38,175        1.25         1.26              1.26              3.73              3.73            204

Conservative
Allocation^^   15.11++   $    8,782        1.92+        1.93+             1.93+             3.21+             3.21+           131++
Class B         8.65         13,497        1.99         1.99              1.99              2.73              2.73            136
                1.42         14,037        1.98         1.98              1.98              2.78              2.78            174
                8.37         12,007        2.12         2.13              2.13              2.87              2.87            204

Conservative
Allocation^^   15.29++   $    5,771        1.59+        1.60+             1.60+             3.49+             3.49+           131++
Class C         8.70          9,114        1.84         1.84              1.84              2.90              2.90            136
                1.62          9,875        1.84         1.85              1.85              2.91              2.91            174
                8.23          6,540        2.23         2.24              2.24              2.74              2.74            204

Government      6.70     $  107,121        0.85         0.86              1.01              4.72              4.56            452
Securities      4.85        102,713        0.94         0.95              0.98              3.62              3.59            576
Class A         4.80        104,738        0.97         0.98              0.98              3.78              3.78            473
                2.08        204,868        1.00         1.02              1.02              4.09              4.09            505
                5.41        214,374        0.98         0.99              0.99              4.68              4.68            678

Government
Securities      4.62++   $      567        2.64+        2.64+             2.64+             3.15+             3.15+           678++
Class C

Growth        (10.31)    $    6,623        1.75         1.75              3.28             (1.11)            (2.64)           138
Leaders        (8.79)         9,280        1.75         1.75              3.09             (1.25)            (2.59)           154
Class A        17.06         10,916        1.75         1.75              2.58             (0.91)            (1.74)           172
               (1.69)         7,936        1.75         1.75              3.00             (0.77)            (2.02)           200
               13.75          8,043        1.75         1.76              3.09             (0.60)            (1.94)           157

                5.38++       11,257        1.45+        1.51+             1.67+             0.14+            (0.02)+           30++

Growth
Leaders        (3.47)++  $      385        2.79+        2.81+             3.62+            (1.16)+           (1.97)+          157++
Class C
                4.82++          439        2.43+        2.49+             2.64+            (0.87)+           (1.03)+           30++

                 See Page 82 for notes to Financial Highlights.

                                                                              79

Financial Highlights (Continued)

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                       Income From Investment Operations                 Less Distributions
                                    --------------------------------------  -----------------------------------------
                                                 Net gains or
                                                  losses on
                Fiscal   Net asset      Net       securities                 Dividends                                 Net asset
                 year     value,    investment  (both realized  Total from   (from net   Distributions                  value,
   Fund/        (period  beginning    income         and        investment  investment  (from realized      Total       end of
Share Class     ended)   of period    (loss)     unrealized)    operations    income)       gains)      distributions   period
-------------  --------  ---------  ----------  --------------  ----------  ----------  --------------  -------------  ---------
High Yield     11/30/02    $ 7.66     $ 0.63        $(0.18)       $ 0.45       $0.63        $  --           $0.63        $ 7.48
Bond           11/30/03      7.48       0.63          0.71          1.34        0.62           --            0.62          8.20
Class A        11/30/04      8.20       0.56          0.16#         0.72        0.57           --            0.57          8.35
               11/30/05      8.35       0.55         (0.46)         0.09        0.54           --            0.54          7.90
               11/30/06      7.90       0.51          0.14          0.65        0.51           --            0.51          8.04
High Yield     11/30/02    $ 7.66     $ 0.59        $(0.19)       $ 0.40       $0.59        $  --           $0.59        $ 7.47
Bond           11/30/03      7.47       0.57          0.72          1.29        0.57           --            0.57          8.19
Class B        11/30/04      8.19       0.51          0.14#         0.65        0.51           --            0.51          8.33
               11/30/05      8.33       0.48         (0.46)         0.02        0.47           --            0.47          7.88
               11/30/06      7.88       0.43          0.15          0.58        0.43           --            0.43          8.03
High Yield     11/30/02    $ 7.70     $ 0.56        $(0.19)       $ 0.37       $0.54        $  --           $0.54        $ 7.53
Bond           11/30/03      7.53       0.55          0.72          1.27        0.54           --            0.54          8.26
Class C        11/30/04      8.26       0.48          0.16#         0.64        0.48           --            0.48          8.42
               11/30/05      8.42       0.48         (0.46)         0.02        0.46           --            0.46          7.98
               11/30/06      7.98       0.44          0.14          0.58        0.43           --            0.43          8.13
International  11/30/02    $13.21     $ 0.17        $(1.37)       $(1.20)      $0.14        $0.04           $0.18        $11.83
Equity         11/30/03     11.83       0.16          2.09          2.25        0.19         0.07            0.26         13.82
Class A        11/30/04     13.82       0.20          3.17#         3.37        0.14           --            0.14         17.05
               11/30/05     17.05       0.21          1.56          1.77        0.17           --            0.17         18.65
               11/30/06     18.65       0.17          4.42          4.59        0.24         1.00            1.24         22.00
International  11/30/02    $12.94     $ 0.02        $(1.35)       $(1.33)      $  --        $0.04           $0.04        $11.57
Equity         11/30/03     11.57       0.01          2.05          2.06        0.03         0.07            0.10         13.53
Class B        11/30/04     13.53       0.06          3.07#         3.13          --           --              --         16.66
               11/30/05     16.66       0.03          1.50          1.53          --           --              --         18.19
               11/30/06     18.19      (0.05)         4.32          4.27        0.03         1.00            1.03         21.43
International  11/30/02    $13.05     $(0.03)       $(1.35)       $(1.38)      $  --        $0.04           $0.04        $11.63
Equity         11/30/03     11.63      (0.04)         2.07          2.03          --         0.07            0.07         13.59
Class C        11/30/04     13.59      (0.01)         3.14#         3.13          --           --              --         16.72
               11/30/05     16.72       0.01          1.52          1.53          --           --              --         18.25
               11/30/06     18.25      (0.11)         4.39          4.28          --         1.00            1.00         21.53
Mid Cap        11/30/02    $12.63     $(0.09)       $(2.22)       $(2.31)      $  --        $  --           $  --        $10.32
Growth         11/30/03     10.32      (0.10)         3.42          3.32          --           --              --         13.64
Class A        11/30/04     13.64      (0.12)         1.45          1.33          --           --              --         14.97
               11/30/05     14.97      (0.09)         0.93          0.84          --           --              --         15.81
               11/30/06     15.81      (0.10)         1.24          1.14          --           --              --         16.95
Mid Cap        11/30/02    $12.07     $(0.20)       $(2.11)       $(2.31)      $  --        $  --           $  --        $ 9.76
Growth         11/30/03      9.76      (0.22)         3.20          2.98          --           --              --         12.74
Class B        11/30/04     12.74      (0.24)         1.35          1.11          --           --              --         13.85
               11/30/05     13.85      (0.23)         0.85          0.62          --           --              --         14.47
               11/30/06     14.47      (0.24)         1.14          0.90          --           --              --         15.37
Mid Cap        11/30/02    $12.40     $(0.24)       $(2.17)       $(2.41)      $  --        $  --           $  --        $ 9.99
Growth         11/30/03      9.99      (0.25)         3.27          3.02          --           --              --         13.01
Class C        11/30/04     13.01      (0.30)         1.37          1.07          --           --              --         14.08
               11/30/05     14.08      (0.26)         0.86          0.60          --           --              --         14.68
               11/30/06     14.68      (0.26)         1.15          0.89          --           --              --         15.57

                                        Ratios/Supplemental Data
               ------------------------------------------------------------------------
                                                                         Ratio of
                                                       Ratio of         expenses to
                                                     expenses to        average net
                          Net assets    Ratio of     average net       assets before
                Total     at end of    expenses to  assets before     contractual and
   Fund/       return*      period     average net  custodian fee    voluntary expense
Share Class      (%)    (000 omitted)  assets (%)    credits**(%)  reimbursements***(%)
-------------  -------  -------------  -----------  -------------  --------------------
High Yield        6.09     $ 40,181       1.24          1.25               1.25
Bond             18.71      110,431       1.18          1.19               1.19
Class A           9.09#     149,886       1.16          1.16               1.16
                  1.11      107,308       1.22          1.22               1.22
                  8.50       55,500       1.29          1.31               1.31
High Yield        5.49     $ 47,552       1.70          1.71               1.71
Bond             17.87       45,061       1.95          1.96               1.96
Class B           8.14#      31,471       2.08          2.08               2.08
                  0.18       21,510       2.13          2.14               2.14
                  7.67       16,406       2.15          2.16               2.16
High Yield        5.00     $  4,208       2.27          2.27               2.27
Bond             17.54       13,143       2.16          2.17               2.17
Class C           8.03#      13,921       2.13          2.13               2.13
                  0.23       10,529       2.16          2.17               2.17
                  7.49        7,506       2.19          2.20               2.20
International    (9.21)    $ 75,951       1.29          1.30               1.30
Equity           19.61       86,913       1.34          1.35               1.35
Class A          24.58#     109,959       1.30          1.31               1.31
                 10.43      113,349       1.30          1.32               1.32
                 26.04      149,605       1.35          1.39               1.39
International   (10.31)    $ 12,668       2.43          2.44               2.44
Equity           18.03       11,255       2.66          2.67               2.67
Class B          23.13#      11,802       2.44          2.45               2.45
                  9.18       12,054       2.40          2.42               2.42
                 24.62       13,045       2.45          2.49               2.49
International   (10.61)    $  1,370       2.89          2.90               2.90
Equity           17.64        1,856       2.95          2.96               2.96
Class C          23.03#       3,394       2.53          2.54               2.54
                  9.15        2,867       2.47          2.49               2.49
                 24.55        5,223       2.51          2.56               2.56
Mid Cap         (18.29)    $109,161       1.30          1.31               1.31
Growth           32.17      137,019       1.31          1.31               1.31
Class A           9.75      147,021       1.24          1.24               1.24
                  5.61      166,181       1.24          1.25               1.25
                  7.21      149,787       1.32          1.33               1.33
Mid Cap         (19.14)    $ 24,321       2.29          2.30               2.30
Growth           30.53       28,615       2.46          2.47               2.47
Class B           8.71       26,608       2.19          2.20               2.20
                  4.48       24,820       2.28          2.30               2.30
                  6.22       17,073       2.35          2.36               2.36
Mid Cap         (19.44)    $  1,675       2.65          2.65               2.65
Growth           30.23        1,951       2.71          2.72               2.72
Class C           8.22        2,873       2.60          2.61               2.61
                  4.26        4,869       2.48          2.50               2.50
                  6.06        3,997       2.48          2.49               2.49

                          Ratios/Supplemental Data
               ---------------------------------------------
                                 Ratio of net
               Ratio of net   investment income
                investment    (loss) to average
                  income      net assets before
                 (loss) to     contractual and     Portfolio
   Fund/        average net   voluntary expense    turnover
Share Class     assets (%)   reimbursements***(%)   rate (%)
-------------  ------------  --------------------  ---------
High Yield         8.35              8.35            111
Bond               7.85              7.85             86
Class A            6.83              6.83             78
                   6.67              6.67             73
                   6.32              6.32             79
High Yield         7.88              7.88            111
Bond               7.22              7.22             86
Class B            5.97              5.97             78
                   5.75              5.75             73
                   5.45              5.45             79
High Yield         7.20              7.20            111
Bond               6.93              6.93             86
Class C            5.89              5.89             78
                   5.72              5.72             73
                   5.42              5.42             79
International      1.26              1.26             33
Equity             1.38              1.38             28
Class A            1.34              1.34             28
                   1.29              1.29             23
                   0.86              0.86             63
International      0.16              0.16             33
Equity             0.13              0.13             28
Class B            0.22              0.22             28
                   0.21              0.21             23
                  (0.20)            (0.20)            63
International     (0.25)            (0.25)            33
Equity            (0.24)            (0.24)            28
Class C            0.17              0.17             28
                   0.18              0.18             23
                  (0.26)            (0.26)            63
Mid Cap           (0.80)            (0.80)           230
Growth            (0.98)            (0.98)           116
Class A           (0.90)            (0.90)            98
                  (0.60)            (0.60)           160
                  (0.61)            (0.61)            83
Mid Cap           (1.79)            (1.79)           230
Growth            (2.13)            (2.13)           116
Class B           (1.86)            (1.86)            98
                  (1.65)            (1.65)           160
                  (1.63)            (1.63)            83
Mid Cap           (2.15)            (2.15)           230
Growth            (2.39)            (2.39)           116
Class C           (2.27)            (2.27)            98
                  (1.84)            (1.84)           160
                  (1.76)            (1.76)            83

                                  See Page 82 for notes to Financial Highlights.

                                                                              81

Financial Highlights (Continued)

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                           Income From Investment Operations                 Less Distributions
                                         -------------------------------------   ------------------------------------------
                                                       Net gains
                                                       or losses
                                                          on
                                                       securities                                                               Net
                   Fiscal    Net asset       Net         (both                    Dividends   Distributions                    asset
                    year       value,    investment     realized    Total from    (from net       (from                       value,
Fund/             (period    beginning     income         and       investment   investment      realized         Total       end of
Share Class        ended)    of period     (loss)     unrealized)   operations     income)        gains)      distributions   period
--------------   ---------   ---------   ----------   -----------   ----------   ----------   -------------   -------------   ------
Short Maturity   11/30/02      $9.71      $  0.47       $ 0.07       $  0.54       $  0.47        $  --          $  0.47       $9.78
Government       11/30/03       9.78         0.22        (0.05)         0.17          0.41           --             0.41        9.54
Class A          11/30/04       9.54         0.29        (0.04)         0.25          0.42           --             0.42        9.37
                 11/30/05       9.37         0.31        (0.21)         0.10          0.40           --             0.40        9.07
                 11/30/06       9.07         0.37        (0.01)         0.36          0.42           --             0.42        9.01

Short Maturity   06/01/06-
Government       11/30/06(D)   $8.93      $  0.11       $ 0.11       $  0.22       $  0.15        $  --          $  0.15       $9.00
Class C

Short Maturity   03/03/05-
Government       11/30/05(E)   $9.28      $  0.21       $(0.15)      $  0.06       $  0.27        $  --          $  0.27       $9.07
Class S          11/30/06       9.07         0.33        (0.01)         0.32          0.38           --             0.38        9.01

Small            11/30/02      $5.61      $ (0.02)      $(0.37)      $ (0.39)      $    --        $0.05          $  0.05       $5.17
Company          11/30/03       5.17        (0.02)        1.59          1.57            --           --               --        6.74
Class A          11/30/04       6.74        (0.02)        1.19          1.17            --         0.09             0.09        7.82
                 11/30/05       7.82        (0.03)        0.74          0.71            --         0.49             0.49        8.04
                 11/30/06       8.04        (0.02)        1.20          1.18            --         0.71             0.71        8.51

Small            11/30/02      $5.15      $ (0.06)      $(0.35)      $ (0.41)      $    --        $0.05          $  0.05       $4.69
Company          11/30/03       4.69        (0.07)        1.44          1.37            --           --               --        6.06
Class B          11/30/04       6.06        (0.08)        1.07          0.99            --         0.09             0.09        6.96
                 11/30/05       6.96        (0.08)        0.65          0.57            --         0.49             0.49        7.04
                 11/30/06       7.04        (0.08)        1.03          0.95            --         0.71             0.71        7.28

Small            11/30/02      $5.58      $ (0.07)      $(0.37)      $ (0.44)      $    --        $0.05          $  0.05       $5.09
Company          11/30/03       5.09        (0.06)        1.55          1.49            --           --               --        6.58
Class C          11/30/04       6.58        (0.08)        1.16          1.08            --         0.09             0.09        7.57
                 11/30/05       7.57        (0.09)        0.71          0.62            --         0.49             0.49        7.70
                 11/30/06       7.70        (0.08)        1.14          1.06            --         0.71             0.71        8.05

U.S. Treasury    11/30/02      $1.00      $0.0115       $   --       $0.0115       $0.0115        $  --          $0.0115       $1.00
Money Market     11/30/03       1.00       0.0032           --        0.0032        0.0032           --           0.0032        1.00
Class A          11/30/04       1.00       0.0038           --        0.0038        0.0038           --           0.0038        1.00
                 11/30/05       1.00       0.0198           --        0.0198        0.0198           --           0.0198        1.00
                 11/30/06       1.00       0.0381           --        0.0381        0.0381           --           0.0381        1.00

U.S. Treasury    11/30/02      $1.00      $0.0089       $   --       $0.0089       $0.0089        $  --          $0.0089       $1.00
Money Market     11/30/03       1.00       0.0022           --        0.0022        0.0022           --           0.0022        1.00
Class B          11/30/04       1.00       0.0015           --        0.0015        0.0015           --           0.0015        1.00
                 11/30/05       1.00       0.0169           --        0.0169        0.0169           --           0.0169        1.00
                 11/30/06       1.00       0.0340           --        0.0340        0.0340           --           0.0340        1.00

(A)  The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund
     prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund and information for the Sentinel Growth Leaders Fund prior to March 17,
     2006 is based on the predecessor Bramwell Focus Fund.

(B)  Commenced operations March 17, 2006.

(C)  Commenced operations March 10, 2003.

(D)  Commenced operations June 1, 2006.

(E)  Commenced operations March 3, 2005. First public offering March 4, 2005.

^    Information prior to September 26, 2005 is based on the predecessor
     Sentinel Growth Index Fund.

^^   Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

~    Annualized.

~~~~ Not Annualized.

*    Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.

**   The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

***  Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3).

**** Represents less than $0.005 or $(0.005) of average daily shares outstanding.

#    On July 1, 2004, the Fund Distributor was notified by the National
     Association of Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds'
     Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund
     Distributor reimbursed the Funds on August 26, 2004 as follows:

                                                  Impact on      Impact on
                                                net realized   total return
                                Reimbursement       gains           (%)
                                -------------   ------------   ------------
International Equity Fund - A      $566,981         $0.09          0.66
International Equity Fund - B        62,699          0.08          0.59
International Equity Fund - C        15,951          0.09          0.66
High Yield Bond Fund - A              2,801          0.00          0.00
High Yield Bond Fund - B                837          0.00          0.00
High Yield Bond Fund - C                308          0.00          0.00

On October 4, 2004, the Fund Distributor entered into a Letter of Acceptance,
Waiver and Consent with the NASD settling this matter.

                                                              Ratios/Supplemental Data
                 -----------------------------------------------------------------------------------------------------------------
                                                                               Ratio of            Ratio          Ratio of net
                                                            Ratio of          expenses to          of net       investment income
                                                          expenses to         average net        investment     (loss) to average
                             Net assets      Ratio of     average net        assets before         income       net assets before
                  Total      at end of     expenses to   assets before      contractual and      (loss) to       contractual and
Fund/            return*       period      average net   custodian fee     voluntary expense    average net     voluntary expense
Share Class        (%)     (000 omitted)    assets (%)    credits**(%)   reimbursements***(%)    assets (%)   reimbursements***(%)
--------------   -------   -------------   -----------   -------------   --------------------   -----------   --------------------
Short Maturity    5.68       $  257,690        0.76          0.77                1.09               3.81              3.49
Government        1.79          367,541        0.81          0.81                1.06               2.24              1.99
Class A           2.64          322,431        0.91          0.91                1.07               3.06              2.90
                  1.09          259,386        1.05          1.06                1.09               3.39              3.36
                  4.11          185,410        1.06          1.08                1.08               4.02              4.02

Short Maturity
Government        2.53++++   $      209        2.57+         3.63+               3.63+              2.60+             2.60+
Class C

Short Maturity
Government        0.58++++   $   18,323        1.44+         1.45+               1.45+              3.21+             3.21+
Class S           3.64            9,025        1.48          1.48                1.48               3.60              3.60

Small            (7.03)      $  310,172        1.22          1.22                1.22              (0.27)            (0.27)
Company          30.37          689,720        1.19          1.20                1.20              (0.29)            (0.29)
Class A          17.54        1,063,847        1.12          1.12                1.12              (0.31)            (0.31)
                  9.67        1,092,186        1.12          1.13                1.13              (0.31)            (0.31)
                 16.05        1,226,831        1.13          1.13                1.13              (0.29)            (0.29)

Small            (8.06)      $   58,931        2.13          2.14                2.14              (1.19)            (1.19)
Company          29.21          102,522        2.16          2.16                2.16              (1.24)            (1.24)
Class B          16.52          144,580        2.03          2.04                2.04              (1.23)            (1.23)
                  8.79          147,266        2.01          2.01                2.01              (1.19)            (1.19)
                 14.97          143,830        1.99          2.00                2.00              (1.16)            (1.16)

Small            (7.97)      $   25,153        2.19          2.19                2.19              (1.25)            (1.25)
Company          29.27           90,383        2.03          2.03                2.03              (1.13)            (1.13)
Class C          16.58          165,175        1.93          1.93                1.93              (1.12)            (1.12)
                  8.75          157,861        1.94          1.94                1.94              (1.12)            (1.12)
                 15.11          166,878        1.94          1.94                1.94              (1.10)            (1.10)

U.S. Treasury     1.15       $   97,136        0.72          0.73                0.73               1.16              1.16
Money Market      0.32           79,511        0.78          0.78                0.79               0.32              0.31
Class A           0.38           79,107        0.75          0.75                0.77               0.38              0.37
                  2.00           82,961        0.77          0.78                0.80               1.99              1.97
                  3.88           69,166        0.82          0.83                0.83               3.80              3.80

U.S. Treasury     0.89       $    9,948        0.88          0.88                0.88               0.86              0.86
Money Market      0.22            5,946        0.87          0.87                1.09               0.24              0.02
Class B           0.15            4,543        0.98          0.98                1.21               0.15             (0.09)
                  1.70            3,880        1.06          1.07                1.37               1.66              1.37
                  3.46            2,881        1.24          1.25                1.44               3.39              3.20

                 Portfolio
Fund/             turnover
Share Class       rate (%)
--------------   ---------
Short Maturity     74
Government        119
Class A           136
                  113
                   90

Short Maturity
Government         90~~
Class C

Short Maturity
Government        113~~~~
Class S            90

Small              54
Company            36
Class A            53
                   64
                   53

Small              54
Company            36
Class B            53
                   64
                   53

Small              54
Company            36
Class C            53
                   64
                   53

U.S. Treasury      --
Money Market       --
Class A            --
                   --
                   --

U.S. Treasury      --
Money Market       --
Class B            --
                   --
                   --

                                                                              83

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. ("Company") is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company consists of thirteen separate series - Sentinel Balanced Fund, Sentinel Capital
Growth Fund, Sentinel Capital Opportunity Fund, Sentinel Common Stock Fund,
Sentinel Conservative Allocation Fund (f/k/a Sentinel Capital Markets Income
Fund), Sentinel Government Securities Fund, Sentinel Growth Leaders Fund (a
non-diversified series), Sentinel High Yield Bond Fund, Sentinel International
Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel Short Maturity Government
Fund, Sentinel Small Company Fund and Sentinel U.S. Treasury Money Market Fund,
each individually referred to as a Fund. All Funds offer Class A shares.
Effective March 30, 2006, Class B shares are no longer available for additional purchases from any Fund, except by the exchange of Class B shares between Funds or the reinvestment of dividends and distributions paid on Class B shares. The following Funds offer Class B shares: Sentinel Balanced, Sentinel Capital
Opportunity, Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel
High Yield Bond, Sentinel International Equity, Sentinel Mid Cap Growth,
Sentinel Small Company and Sentinel U.S. Treasury Money Market Funds. Sentinel
Balanced, Sentinel Capital Growth, Sentinel Capital Opportunity, Sentinel Common
Stock, Sentinel Conservative Allocation, Sentinel Government Securities,
Sentinel Growth Leaders, Sentinel High Yield Bond, Sentinel International
Equity, Sentinel Mid Cap Growth, Sentinel Short Maturity Government and Sentinel
Small Company Funds offer Class C shares. Sentinel Balanced Fund offers Class D shares, which were closed to additional purchases as of March 30, 2006, except by the reinvestment of dividends and distributions paid on Class D shares.
Sentinel Short Maturity Government Fund offers Class S shares.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ
National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange
("NYSE"), normally 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when deemed appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National
Market System are valued at the mean of the current bid and asked prices.
Fixed-income securities are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is used for valuation purposes. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value.
Money market securities are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and
Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued
FASB Statement No. 157 - Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The
Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Fund management has elected to adopt FASB 157 for the fiscal year ended November 30, 2007. Adoption of this rule would have had no significant impact on the Fund's financial statements for this fiscal year.

B. Securities Transactions and Related Investment Income:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

     (1)  when trades occur on a day that happens to coincide with the end of a quarterly financial reporting period; or

     (2)  on occasion, if Sentinel Administrative Services, Inc., the Funds'
          administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

     Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

C. Dividends and Distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United
States of America. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2006.

                                              Accumulated
                                             undistributed
                             Accumulated     net realized
                            undistributed     gain (loss)
                                 net        on investments
                             investment       and foreign
                               income          currency         Paid-in
Sentinel Fund                  (loss)        transactions       capital
-------------               -------------   --------------   ------------
Balanced                      $  95,075        $ (95,075)    $        --
Capital Growth                   63,698               --         (63,698)
Capital Opportunity             172,568            1,213        (173,781)
Conservative Allocation*        547,643         (547,643)             --
Government Securities           117,213        5,750,844      (5,868,057)
High Yield Bond                    (814)             814              --
International Equity            (83,302)          83,302              --
Mid Cap Growth                1,374,905               --      (1,374,905)
Short Maturity Government     1,490,550       (1,490,550)             --
Small Company                 6,777,802       (6,777,802)             --

*    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

D. Dollar Rolls: Sentinel Balanced, Sentinel Conservative Allocation, Sentinel
Government Securities and Sentinel Short Maturity Government Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the
Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The
Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability. In June
2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Fund management is currently evaluating the impact that FASB
Interpretation No. 48 will have on the Fund's financial statements.

F. Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars at the mean between the buying and selling rates on the following basis:

     (1)  market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

     (2)  purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts: Sentinel Conservative Allocation and
Sentinel International Equity Funds may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund's risk of loss from forward currency contracts may exceed the related amounts reflected on the
Statement of Assets and Liabilities.

H. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund, with the exception of
Sentinel Capital Opportunity Fund which may exceed 25% of the net assets. Each
Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the

                                                                              85

Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest, with the exception of Sentinel Capital Opportunity Fund which will be equal to 100% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

I. Options: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     There were no option transactions during the period ended November 30,
2006.

J. Line of Credit: The Company has obtained access to an unsecured line of credit of up to $30,000,000 from State Street Bank (SSB) for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 0.10% of the unused balance is paid annually to the custodian bank. The maximum amount of the line of credit was reduced to $20,000,000 in
December 2006.

     At November 30, 2006, none of the Funds had an outstanding balance against this line of credit.

K. Securities Lending: Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund's portfolio before taking into account the securities loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global
Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The
Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the
Fund's best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the
Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

     At November 30, 2006 the following Funds had securities on loan:

                             Market Value
                                Loaned      Market Value
Sentinel Fund                 Securities     Collateral
-------------                ------------   ------------
Balanced                     $  3,560,368   $  3,659,250
Capital Growth                  6,989,423      7,134,555
Capital Opportunity             2,670,049      2,728,418
Common Stock                   28,362,061     28,917,666
Growth Leaders                  2,525,034      2,578,672
High Yield Bond                19,260,285     20,130,524
International Equity           30,750,629     32,058,822
Mid Cap Growth                 30,918,718     31,985,084
Small Company                 370,389,509    377,349,578
U.S. Treasury Money Market     18,473,798     18,845,414

L. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds'
respective average net assets or number of shareholder accounts.

     Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis.
Class specific expenses such as 12b-1 distribution, blue sky registration, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

     Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

     Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

     The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

     Effective October 16, 2006, in compliance with the Securities and Exchange
Commission Rule 22c-2, the Funds have implemented redemption fees, to be retained by the affected Funds, to recoup direct and indirect costs incurred as a result of short-term trading strategies, such as market timing. All Fund share classes of the Balanced, Capital Growth, Capital Opportunity, Common Stock,
Conservative Allocation, Government Securities, Growth Leaders, Mid Cap Growth
and Short Maturity Government Funds are subject to short-term trading fees of 1%
on shares held 15 days or less. All Fund share classes of the High Yield Bond,
International Equity and Small Company Funds are subject to short-term trading fees of 2% on shares held 30 days or less.

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements ("Advisory Agreements"), Sentinel
Asset Management, Inc. ("SAMI", a subsidiary of NLV Financial Corporation), as the successor to Sentinel Advisors Company, provides general supervision of the
Funds' investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and
Sentinel Short Maturity Government Funds.

Sentinel Fund                Advisory Fee Rate   Average Daily Net Assets
--------------------------   -----------------   -------------------------------
Balanced                            0.55%        First $200 million
                                    0.50%        Next $200 million
                                    0.45%        Next $600 million
                                    0.40%        Next $1 billion
                                    0.35%        In excess of $2 billion

                              Each subject to:
Capital Growth                      0.70%        First $500 million
Capital Opportunity                 0.65%        Next $300 million
Common Stock                        0.60%        Next $200 million
High Yield Bond                     0.50%        Next $1 billion
International Equity                0.40%        In excess of $2 billion
Mid Cap Growth
Small Company
Conservative Allocation             0.55%        First $200 million
                                    0.50%        Next $200 million
                                    0.45%        Next $600 million
                                    0.40%        Next $1 billion
                                    0.35%        In excess of $2 billion
Growth Leaders                      0.90%        First $500 million
                                    0.85%        Next $300 million
                                    0.80%        Next $200 million
                                    0.70%        Next $1 billion
                                    0.60%        In excess of $2 billion
Government Securities               0.55%        First $200 million
Short Maturity Government           0.50%        Next $200 million
                                    0.45%        Next $600 million
                                    0.40%        Next $1 billion
                                    0.35%        In excess of $2 billion
U.S. Treasury Money Market          0.40%        First $300 million
                                    0.35%        In excess of $300 million

     Prior to October 27, 2006, the Sentinel Government Securities and Sentinel
Short Maturity Government Funds' advisory fee breakpoints were determined by aggregating those Funds' assets with assets of the Sentinel New York Tax-Free
Income and Sentinel Tax-Free Income Funds, which as of October 27, 2006 reorganized with and into certain unaffiliated mutual funds.

     Prior to August 14, 2006, under Advisory Agreements, the Sentinel
Conservative Allocation Fund (f/k/a Sentinel Capital Markets Income Fund) paid
SAMI a monthly fee based on 0.55% of all assets.

     Prior to February 1, 2006, under Advisory Agreements, the Funds listed below paid SAMI a monthly fee based on the annual rates shown.

Sentinel Fund                Advisory Fee Rate   Average Daily Net Assets
--------------------------   -----------------   -------------------------------
High Yield Bond                     0.75%        First $100 million
                                    0.70%        Next $100 million
                                    0.65%        Next $100 million
                                    0.60%        In excess of $300 million
Small Company                       0.70%        First $200 million
                                    0.65%        Next $100 million
                                    0.60%        Next $100 million
                                    0.55%        In excess of $400 million

For purposes of determining an advisory fee breakpoint for Sentinel Small
Company Fund, the Fund's assets were aggregated together with Sentinel Balanced,
Sentinel International Equity and Sentinel Mid Cap Growth Funds' assets.

     Prior to December 19, 2005, under Advisory Agreements, the Funds listed below paid SAMI a monthly fee based on the annual rates shown.

Sentinel Fund                Advisory Fee Rate   Average Daily Net Assets
--------------------------   -----------------   -------------------------------
Balanced                            0.70%        First $200 million
                                    0.65%        Next $100 million
                                    0.60%        Next $100 million
                                    0.55%        In excess of $400 million
Capital Opportunity                 0.75%        First $500 million
                                    0.70%        In excess of $500 million
Common Stock                        0.55%        All assets
Government Securities               0.55%        First $200 million
                                    0.50%        Next $200 million
                                    0.45%        In excess of $400 million
International Equity                0.70%        First $200 million
                                    0.65%        Next $100 million
                                    0.60%        Next $100 million
                                    0.55%        In excess of $400 million
Mid Cap Growth                      0.70%        First $200 million
                                    0.65%        Next $100 million
                                    0.60%        Next $100 million
                                    0.55%        In excess of $400 million
Short Maturity Government           0.55%        First $200 million
                                    0.50%        Next $200 million
                                    0.45%        In excess of $400 million

For purposes of determining an advisory fee breakpoint for Sentinel Balanced,
Sentinel International Equity and Sentinel Mid Cap Growth Funds, these Funds'
assets were aggregated together and with Sentinel Small Company Fund's assets.
For purposes of determining the advisory fee breakpoint for Sentinel Government
Securities and Sentinel Short Maturity Government Funds, these Funds' assets were aggregated together and with the Sentinel New York Tax-Free Income and
Sentinel Tax-Free Income Funds, which are no longer offered.

                                                                              87

     The Class A shares of all Funds (except Sentinel U.S. Treasury Money Market
Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940
Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds that offer Class B shares (except Sentinel U.S. Treasury Money Market
Fund) has also adopted a distribution plan applicable to its Class B shares.
These plans are herein referred to as the "B Plans". Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". Sentinel Balanced Fund has adopted a distribution plan for its Class D shares referred to as the "D Plan".
Sentinel Short Maturity Government Fund has adopted a distribution plan for its
Class S shares referred to as the "S Plan".

     Under the A Plans, each participating Fund pays to Sentinel Financial
Services Company (the "Distributor", a subsidiary of SAMI), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital
Growth, Sentinel Capital Opportunity, Sentinel Common Stock, Sentinel
Conservative Allocation, Sentinel Growth Leaders, Sentinel International Equity,
Sentinel Mid Cap Growth and Sentinel Small Company Funds, (b) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the
Sentinel Government Securities and Sentinel High Yield Bond Funds or (c) 0.25%
of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Short Maturity Government Fund (was 0.35% of average daily net assets prior to June 1, 2006). Such fees are used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund.

     Under the Plan applicable to the Class B shares, the Class B shares of each of the Sentinel Balanced, Sentinel Capital Opportunity, Sentinel Common Stock,
Sentinel Conservative Allocation, Sentinel High Yield Bond, Sentinel
International Equity, Sentinel Mid Cap Growth and Sentinel Small Company Funds
pays to the Distributor a monthly fee at an annual rate of up to a total of
1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class
B shares, together with the cost of financing such payments, and for its other distribution, sales and marketing expenditures applicable to the Class B shares.

     Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Capital Opportunity,
Sentinel Common Stock, Sentinel Conservative Allocation, Sentinel Government
Securities, Sentinel Growth Leaders, Sentinel High Yield Bond, Sentinel
International Equity, Sentinel Mid Cap Growth, Sentinel Short Maturity
Government and Sentinel Small Company Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which 0.75% is a distribution fee and 0.25% a service fee. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

     Under the Plan Applicable to Sentinel Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

     Under the Plan Applicable to Sentinel Short Maturity Government Class S
shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The entire distribution fee may be paid to the selling dealer.

     The Funds are not assessed distribution fees on shares owned by NLV
Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for the entire reporting period for this annual report, December 1, 2005 to November 30, 2006, this may result in overall distribution fees for that share class of less than the maximum limits involved.
NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Mid Cap Growth Fund Classes A, B and C and Sentinel
Balanced Fund Class D. NLV Financial Corporation and its affiliates also had investments in Sentinel Conservative Allocation Fund Classes A, B and C during the reporting period from December 1, 2005 to December 6, 2005, and in Sentinel
Capital Opportunity Fund Class A shares during the reporting period from
December 1, 2005 to December 20, 2005. In addition, NLV Financial Corporation and its affiliates had investments in Sentinel Capital Growth Class C and
Sentinel Growth Leaders Class C from May 12, 2006 to November 30, 2006 and the
Sentinel Government Securities Class C and Sentinel Short Maturity Government
Fund Class C from June 1, 2006 to November 30, 2006.

     In addition, the retirement plans of the NLV Financial Corporation and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

     These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

     The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

     The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results.

     The Distributor has advised the Funds that it received sales charges aggregating $2,630,624 for the period ended November 30, 2006. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $72,212 after allowances of $1,315,524 to Equity
Services, Inc., a subsidiary of NLV Financial Corporation, and $1,242,888 to other investment dealers. During this same period, the Distributor advised the
Funds that it received $112,128 in contingent deferred sales charges from certain redemptions of Class A shares, $704,065 in contingent deferred sales charges from redemptions of Class B shares, $35,057 in contingent deferred sales charges from redemptions of Class C shares, $39,958 in contingent deferred sales charges from redemptions of Class D shares and no contingent deferred sales charges from redemptions of Class S shares.

     Each Director who is not an affiliate of SAMI receives an annual fee of
$20,500 plus $2,450 for each meeting attended. Effective August 23, 2006, the
Lead Independent Director is paid an additional $16,000 annual fee. Prior to
August 23, 2006, the Lead Independent Director was paid a $12,000 annual fee.
Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds' deferred compensation plan. These amounts are included in Directors' fees and expenses and deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

     The Funds' Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Variable Products Trust, a series investment company also advised by
SAMI, SAMI itself, and the separate accounts of National Life Insurance Company which fund its variable life insurance and annuity products. Pursuant to an
Agreement dated December 9, 2004, the Funds and Sentinel Variable Products Trust
pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds' Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance
Officer. The Funds and Sentinel Variable Products Trust allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

     Pursuant to the Fund Services Agreement with Sentinel Administrative
Services, Inc. ("SASI", a subsidiary of SAMI), the Funds receive fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Funds have contracted for with outside providers. Fees paid to SASI for the period ended
November 30, 2006 were $5,528,508.

     SAMI and/or an affiliate had contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class
A shares of the Capital Opportunity Fund would be no more than 1.30% until
September 26, 2006. This arrangement was not extended and expired. SAMI and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of the
Common Stock Fund will be no more than 1.10% until December 19, 2007, and the
Class A shares of each of the Capital Growth and Growth Leaders Funds will be no more than 1.75% until March 17, 2008. Effective July 1, 2006, SAMI and/or its
affiliates have voluntarily agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of Growth
Leaders Fund will not exceed 1.45%. This voluntary waiver may be modified or terminated at any time. The Class B and Class C shares of these Funds, where applicable, will benefit from these arrangements to the extent SAMI and/or its affiliates waives its fees to meet these commitments.

     For the period ended November 30, 2006, the total amount reimbursable to
Capital Opportunity $81,475, Class A was Capital Opportunity Class B $13,908,
Capital Opportunity Class C $3,171, Common Stock Class A $274,109, Common Stock
Class B $10,902, Common Stock Class C $3,629, Growth Leaders $6,389 and Growth
Leaders Class C $275. In Class A addition, Sentinel U.S. Treasury Money Market
Class B is being voluntarily reimbursed for Blue Sky registration fees that only pertain to that Class. That reimbursable $ 7,190 amount totals for Class B. This voluntary reimbursement may be modified or terminated at any time.

     As of November 30, 2006, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

                                                                     Approximate
Sentinel Fund                                                        % Ownership
-------------                                                        -----------
Balanced - Class D                                                      47.5%
Capital Growth - Class C                                                61.7%
Government Securities - Class C                                         18.1%
Growth Leaders - Class C                                                11.6%
Mid Cap Growth - Class A                                                 4.1%
Mid Cap Growth - Class B                                                 0.7%
Mid Cap Growth - Class C                                                 3.1%
Short Maturity Government - Class C                                     48.7%
U.S. Treasury Money Market - Class A                                    11.7%
U.S. Treasury Money Market - Class B                                     3.0%

                                                                              89

(4) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations)
for the period ended November 30, 2006 were as follows:
                              Purchases of                      Sales of
                               other than     Purchases of     other than
                                  U.S.            U.S.            U.S.       Sales of U.S.
                               Government      Government      Government      Government
                               direct and      direct and      direct and      direct and
                                 agency          agency          agency         agency
Sentinel Fund                  obligations     obligations     obligations    obligations
---------------------------   ------------   --------------   ------------   --------------
Balanced                       $30,903,118   $  577,892,912   $ 44,987,390   $  578,231,745
Capital Growth+                  9,331,145               --     22,199,868               --
Capital Opportunity             37,572,319               --     56,372,629               --
Common Stock                   144,706,810               --    276,717,289               --
Conservative Allocation*        20,431,393       99,696,719     44,163,202       90,585,684
Government Securities                   --    1,386,855,516             --    1,380,396,785
Growth Leaders+                  5,492,239               --      2,730,597               --
High Yield Bond                 71,857,941               --    123,897,137               --
International Equity            98,316,070               --     92,494,064               --
Mid Cap Growth                 149,635,176               --    184,683,456               --
Short Maturity Government               --      210,790,384             --      293,001,069
Small Company                  744,287,497               --    834,361,602               --
U.S. Treasury  Money Market             --               --             --               --

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

(+)  The fiscal year end for the Sentinel Capital Growth and Growth Leaders
     Funds changed from June 30th to November 30th following the June 30, 2006
     Annual Report. Purchases and sales represented in this table are for the fiscal period from July 1, 2006 through November 30, 2006.

     For Federal income tax purposes, the Company had capital loss carry forwards at November 30, 2006 as follows:

Capital Loss Carry forwards

                                                        Expiring
                                                        on 11/30
                                                       ---------
Sentinel Capital Opportunity          $27,362,283 *       2008
                                       30,802,973 *       2009
                                       15,888,394 *       2010
                                          546,534         2011
                                          549,435         2013
                                        1,810,397         2014
                                      -----------
                        Total         $76,960,016
                                      ===========

*Utilization of these losses in future years may be limited under Federal tax laws.

Sentinel Government Securities        $ 2,194,029         2007
                                          405,855         2008
                                        3,542,404         2013
                                        2,227,128         2014
                                      -----------
                        Total         $ 8,369,416
                                      ===========
Sentinel Growth Leaders               $   258,400         2011
                                      ===========
Sentinel High Yield Bond              $   863,445         2007
                                        5,502,189         2008
                                       11,485,809         2009
                                        2,122,093         2010
                                          176,203         2014
                                      -----------
                        Total         $20,149,739
                                      ===========
Sentinel Mid Cap Growth               $30,468,900         2010
                                      ===========
Sentinel Short Maturity Government    $ 1,566,785         2007
                                          748,798         2008
                                        1,372,649         2010
                                        9,464,512         2011
                                        5,073,636         2012
                                        4,694,622         2013
                                        4,202,997         2014
                                      -----------
                        Total         $27,123,999
                                      ===========

     During the year ended November 30, 2006, the Funds utilized capital losses as follows:

                               Capital losses
Sentinel Fund                     utilized
---------------------          ---------------
Growth Leaders                  $     3,011
Mid Cap Growth                   10,202,614

     It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The Sentinel
Government Securities Fund had capital loss carry forwards expire during the fiscal year ended November 30, 2006 in the amount of $5,868,057.

(5) Fund Shares:

At November 30, 2006, 2.15 billion shares of one cent par value were authorized.

Authorized Shares at November 30, 2006

                                      Authorized
Class A Shares                          Shares
-------------                         -----------
Balanced                               40,000,000
Capital Growth                         40,000,000
Capital Opportunity                    40,000,000
Common Stock                           75,000,000
Conservative Allocation                20,000,000
Government Securities                  90,000,000
Growth Leaders                         20,000,000
High Yield Bond                        30,000,000
International Equity                   15,000,000
Mid Cap Growth                         45,000,000
New York Tax-Free Income               20,000,000
Short Maturity Government              70,000,000
Small Company                         160,000,000
Tax-Free Income                        25,000,000
U.S. Treasury Money Market            750,000,000
                                    -------------
                                    1,440,000,000
                                    -------------
Class B Shares
Balanced                               20,000,000
Capital Opportunity                    40,000,000
Common Stock                           20,000,000
Conservative Allocation                10,000,000
High Yield Bond                        20,000,000
International Equity                   20,000,000
Mid Cap Growth                         20,000,000
Small Company                          40,000,000
U.S. Treasury Money Market            100,000,000
                                    -------------
                                      290,000,000
                                    -------------
Class C Shares
Balanced                               10,000,000
Capital Growth                         40,000,000
Capital Opportunity                    40,000,000
Common Stock                           10,000,000
Conservative Allocation                10,000,000
Government Securities                  20,000,000
Growth Leaders                         20,000,000
High Yield Bond                        10,000,000
International Equity                   10,000,000
Mid Cap Growth                         30,000,000
Short Maturity Government              20,000,000
Small Company                          40,000,000
                                    -------------
                                      260,000,000
                                    -------------
Class D Shares
Balanced                               20,000,000
                                    -------------
Class S Shares
Short Maturity Government              50,000,000
                                    -------------
Total allocated shares              2,060,000,000
                                    =============
Unallocated shares                     90,000,000
                                    =============

                                                                              91

     Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

                                                                     Shares issued                      Net
                                                                    in reinvestment                  increase
                                                   Shares issued     of dividends                   (decrease)
                                       Shares         in Fund             and            Shares      in shares
Sentinel Fund                           sold      Reorganizations    distributions     reacquired   outstanding
---------------------------------   -----------   ---------------   ---------------   -----------   -----------
Year Ended 11/30/06
Balanced - A                          1,426,015             --            573,735       2,392,921      (393,171)
Balanced - B                            115,942             --             51,608         467,921      (300,371)
Balanced - C                            109,788             --             12,792          99,960        22,620
Balanced - D                             22,883             --             27,664          67,819       (17,272)
Capital Opportunity - A                 660,222             --                 --       1,564,409      (904,187)
Capital Opportunity - B                  49,269             --                 --         485,922      (436,653)
Capital Opportunity - C                  13,579             --                 --          71,190       (57,611)
Common Stock - A                      1,928,685             --          1,639,530       5,153,143    (1,584,928)
Common Stock - B                        130,114             --             82,325         547,933      (335,494)
Common Stock - C                        188,861             --             14,989          69,939       133,911
Conservative Allocation* - A            574,548             --            186,593       2,407,462    (1,646,321)
Conservative Allocation* - B             86,138             --             49,150         344,135      (208,847)
Conservative Allocation* - C             69,680             --             26,957         406,657      (310,020)
Government Securities - A             4,923,365             --            770,192       4,880,309       813,248
Government Securities - C**              55,526             --                 48             165        55,409
High Yield Bond - A                   1,210,744             --            353,974       8,244,196    (6,679,478)
High Yield Bond - B                     107,851             --             63,746         856,822      (685,225)
High Yield Bond - C                      70,783             --             41,112         508,858      (396,963)
International Equity - A              1,698,733             --            394,874       1,370,203       723,404
International Equity - B                125,707             --             37,106         216,885       (54,072)
International Equity - C                117,405             --              8,722          40,598        85,529
Mid Cap Growth - A                    1,035,182             --                 --       2,713,784    (1,678,602)
Mid Cap Growth - B                       73,939             --                 --         677,844      (603,905)
Mid Cap Growth - C                       45,209             --                 --         120,142       (74,933)
Short Maturity Government - A         5,400,494             --            955,663      14,371,183    (8,015,026)
Short Maturity Government - C**          23,227             --                 74              87        23,214
Short Maturity Government - S           986,363             --             59,276       2,064,807    (1,019,168)
Small Company - A                    31,468,387             --         11,861,116      34,967,985     8,361,518
Small Company - B                       899,212             --          2,208,093       4,276,602    (1,169,297)
Small Company - C                     3,422,340             --          1,937,177       5,124,304       235,213
U.S. Treasury Money Market - A       83,996,137             --          2,755,191     100,546,523   (13,795,195)
U.S. Treasury Money Market - B        2,733,518             --            107,709       3,840,571      (999,344)

Year Ended 11/30/05
Balanced - A                          1,831,124             --            924,541       2,278,544       477,121
Balanced - B                            305,102             --            105,870         635,582      (224,610)
Balanced - C                            106,496             --             20,522          82,509        44,509
Balanced - D                             92,581             --             43,289          78,384        57,486
Capital Markets Income - A            1,243,834             --            204,181       1,038,655       409,360
Capital Markets Income - B              240,621             --             50,442         202,445        88,618
Capital Markets Income - C              206,328             --             31,904         143,214        95,018
Capital Opportunity*** - A            1,075,133      1,903,435             53,702       2,631,387       400,883
Capital Opportunity*** - B               92,175        469,508              3,633         412,139       153,177
Capital Opportunity*** - C               29,219        108,226                160          87,736        49,869
Common Stock - A                      2,447,080             --          2,997,734       4,467,953       976,861
Common Stock - B                        290,748             --            192,019         733,906      (251,139)
Common Stock - C                        140,398             --             20,722          59,899       101,221
Government Securities - A             6,191,161      6,628,560            460,926       3,213,837    10,066,810
High Yield Bond - A                   5,218,078             --            714,590      10,298,937    (4,366,269)
High Yield Bond - B                     310,519             --             90,034       1,449,704    (1,049,151)
High Yield Bond - C                     212,156             --             55,117         600,398      (333,125)
International Equity - A              1,410,903             --             54,415       1,837,728      (372,410)
International Equity - B                187,056             --                 --         232,838       (45,782)
International Equity - C                 45,047             --                 --          90,932       (45,885)
Mid Cap Growth - A                    1,703,644      1,287,380                 --       2,300,749       690,275
Mid Cap Growth - B                      221,223        203,905                 --         631,590      (206,462)
Mid Cap Growth - C                       37,621        150,631                 --          60,623       127,629
Short Maturity Government - A         9,251,759             --          1,157,433      16,236,145    (5,826,953)
Short Maturity Government - S****     2,791,505             --             45,376         816,122     2,020,759
Small Company - A                    39,081,944             --          8,281,451      47,550,538      (187,143)
Small Company - B                     2,283,078             --          1,488,843       3,607,369       164,552
Small Company - C                     4,239,691             --          1,418,817       6,981,025    (1,322,517)
U.S. Treasury Money Market - A      115,746,472             --          1,526,883     113,419,539     3,853,816
U.S. Treasury Money Market - B        2,968,465             --             66,184       3,697,791      (663,142)

*    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

**   Commenced operations June 1, 2006.

***  Information prior to September 26, 2005 is based on the predecessor
     Sentinel Growth Index Fund.

**** Commenced operations March 4, 2005.

                                 Shares issued                     Net
                                in reinvestment                  increase
                                 of dividends                   (decrease)
                       Shares         and           Shares      in shares
Sentinel Fund          sold     distributions     reacquired   outstanding
-------------------   -------   ---------------   ----------   -----------
For The Fiscal Period From 07/01/06 Through 11/30/06+
Sentinel Capital
Growth Fund - A       117,340            --          850,225     (732,885)
Sentinel Capital
Growth Fund - C         3,387            --               12        3,375
Sentinel Growth
Leaders Fund - A      315,034            --           65,554      249,480
Sentinel Growth
Leaders Fund - C       12,403            --            9,257        3,146

Year Ended 06/30/06
Sentinel Capital
Growth Fund - A*      487,098       931,210        3,428,519   (2,010,211)
Sentinel Capital
Growth Fund - C***      9,195            --               12        9,183
Sentinel Growth
Leaders Fund - A**    333,899            --          426,961      (93,062)
Sentinel Growth
Leaders Fund - C***    36,435            --            9,257       27,178

Year Ended 06/30/05
Bramwell
Growth Fund           672,287       174,804        3,023,268   (2,176,177)
Bramwell
Focus Fund             32,897            --          333,282     (300,385)

+    The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report.

*    Information prior to March 17, 2006 is based on the predecessor Bramwell
     Growth Fund.

**   Information prior to March 17, 2006 is based on the predecessor Bramwell
     Focus Fund.

***  Commenced operations March 17, 2006.

(6) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. At November 30, 2006 the projected obligation for such benefits had been accrued. The total liability as of
November 30, 2006 is as follows:

Sentinel Fund
-------------
Balanced - A                                                            $ 48,314
Common Stock - A                                                         208,006
Government Securities - A                                                 38,756
Mid Cap Growth - A                                                        34,274

(7) Distributions to Shareholders:

The tax character of distributions paid during the fiscal period ended November 30, 2006 was as follows:

                                  Long Term      Return
                    Ordinary       Capital        of
Fund                 Income         Gain        Capital      Total
----              ------------   ------------   -------   ------------
Balanced          $  6,157,997   $  6,248,889     $--     $ 12,406,886
Capital Growth+             --             --      --               --
Capital
Opportunity                 --             --      --               --
Common Stock        10,832,738     50,238,077      --       61,070,815
Conservative
Allocation*          2,245,132      1,258,995      --        3,504,127
Government
Securities           9,744,511             --      --        9,744,511
Growth Leaders+             --             --      --               --
High Yield Bond      5,790,041             --      --        5,790,041
International
Equity               1,475,638      6,870,531      --        8,346,169
Mid Cap Growth              --             --      --               --
Short Maturity
Government          10,996,491             --      --       10,996,491
Small Company        3,519,814    121,327,647      --      124,847,461
U.S. Treasury
Money Market         3,006,974             --      --        3,006,974

+    The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report.

*    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

     The tax character of distributions paid during the fiscal period ended
November 30, 2005 was as follows:

                                  Long Term      Return
                    Ordinary        Capital        of
Fund                 Income          Gain        Capital      Total
----              ------------   ------------   --------   ------------
Balanced          $ 10,581,826   $  9,081,432   $     --   $ 19,663,258
Capital Markets
Income               3,762,230        564,267         --      4,326,497
Capital
Opportunity          1,067,747             --    272,024      1,339,771
Common Stock        33,815,064     75,279,655         --    109,094,719
Government
Securities           5,769,904             --         --      5,769,904
High Yield Bond     10,784,543             --         --     10,784,543
International
Equity               1,062,809             --         --      1,062,809
Mid Cap Growth              --             --         --             --
Short Maturity
Government          13,326,589             --         --     13,326,589
Small Company       37,059,458     50,893,900         --     87,953,358
U.S. Treasury
Money Market         1,674,752             --         --      1,674,752

                                                                              93

     The tax character of distributions paid during the fiscal period ended June
30, 2006 was as follows:

                                Long Term     Return
                    Ordinary     Capital        of
       Fund          Income        Gain      Capital      Total
-----------------   --------   -----------   -------   -----------
Capital Growth~^       $--     $20,118,497     $--     $20,118,497
Growth Leaders~^^       --              --      --              --

~    The fiscal year end for the Sentinel Capital Growth and Sentinel Growth
     Leaders Funds changed from June 30th to November 30th following the June
     30, 2006 Annual Report.

^    Information prior to March 17, 2006 is based on the predecessor Bramwell
     Growth Fund, a series of The Bramwell Funds, Inc.

^^   Information prior to March 17, 2006 is based on the predecessor Bramwell
     Focus Fund, a series of The Bramwell Funds, Inc.

     As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                Currently
                                              Distributable
                               Currently        Long Term
                             Distributable    Capital Gain      Unrealized
                                Ordinary       or Capital      Appreciation
           Fund                  Income      Loss Carryover   (Depreciation)
--------------------------   -------------   --------------   --------------
Balanced                      $   887,961     $  7,201,900     $ 71,080,248
Capital Growth                         --        8,438,963       47,358,240
Capital Opportunity                    --      (76,960,016)       7,545,759
Common Stock                    1,153,151       49,067,857      453,766,485
Conservative Allocation           706,270          774,618        3,494,809
Government Securities              82,567       (8,369,416)       2,088,189
Growth Leaders                      4,277         (258,400)       1,383,574
High Yield Bond                   218,420      (20,149,739)       2,499,308
International Equity            1,133,997       14,180,079       42,973,349
Mid Cap Growth                         --      (30,468,900)      31,301,288
Short Maturity Government          55,804      (27,123,999)        (859,523)
Small Company                  25,116,050      152,951,519      279,679,396
U.S. Treasury Money Market        262,585               --               --

(8) Subsequent Events:

On December 6, 2006, the Board of Directors approved the addition of Class I shares to Sentinel Common Stock, Sentinel Government Securities and Sentinel
Small Company Funds. It also approved two new series: Sentinel Georgia Municipal
Bond Fund (Class A and Class I shares) and Sentinel Mid Cap Value Fund (Class A,
Class C and Class I shares).

     On December 6, 2006, the Board of Directors approved a proposal under which
Synovus Georgia Municipal Bond, Synovus Intermediate-Term Bond, Synovus Large
Cap Equity and Synovus Mid Cap Value Funds, each a series of The Advisors' Inner
Circle Fund, would reorganize with Sentinel Georgia Municipal Bond, Sentinel
Government Securities, Sentinel Common Stock and Sentinel Mid Cap Value Funds,
respectively. This approval was subject to certain contingencies including shareholder approval of the Funds being reorganized.

     On December 20, 2006, the Sentinel Funds paid the following dividends and distributions per share:

                                    Net      Short-term   Long-Term
                                Investment     Capital     Capital
Fund                              Income        Gain         Gain
-----------------------------   ----------   ----------   ---------
Balanced - A                      $0.100      $     --     $0.43033
Balanced - B                       0.060            --      0.43033
Balanced - C                       0.056            --      0.43033
Balanced - D                       0.086            --      0.43033
Capital Growth - A                    --            --      1.36151
Capital Growth - C                    --            --      1.36151
Common Stock - A                   0.061            --      1.42252
Common Stock - B                      --            --      1.42252
Common Stock - C                      --            --      1.42252
Conservative Allocation - A        0.149            --      0.18525
Conservative Allocation - B        0.140            --      0.18525
Conservative Allocation - C        0.138            --      0.18525
Government Securities - A          0.041            --           --
Government Securities - C          0.029            --           --
Growth Leaders - A                 0.005            --           --
High Yield Bond - A                0.043            --           --
High Yield Bond - B                0.037            --           --
High Yield Bond - C                0.037            --           --
International Equity - A           0.177       0.03590      1.85752
International Equity - B              --       0.03590      1.85752
International Equity - C              --       0.03590      1.85752
Short Maturity Government - A      0.040            --           --
Short Maturity Government - C      0.029            --           --
Short Maturity Government - S      0.033            --           --
Small Company - A                     --       0.13612      0.82891
Small Company - B                     --       0.13612      0.82891
Small Company - C                     --       0.13612      0.82891

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of Sentinel Group Funds,
Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel
Conservative Allocation Fund (formerly Sentinel Capital Markets Income Fund),
Sentinel Capital Opportunity Fund, Sentinel Common Stock Fund, Sentinel
Government Securities Fund, Sentinel High Yield Bond Fund, Sentinel
International Equity Fund, Sentinel Mid Cap Growth Fund, Sentinel Short Maturity
Government Fund, Sentinel Small Company Fund, Sentinel U.S. Treasury Money
Market Fund, Sentinel Capital Growth Fund, and Sentinel Growth Leaders Fund
comprising the Sentinel Group Funds, Inc. (hereafter referred to as the "Funds")
at November 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2007

                                                                              95

Information and Services for Shareholders

     Federal Tax Status of Dividends and Distributions (unaudited)

     Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended November 30, 2006. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2006. The information required to complete your income tax returns for the calendar year will be sent to you in January 2007.

     The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

                           Dividends   Qualified     Long-Term
                            Received    Dividend    Capital Gain
Fund                       Deduction    Income     Distributions
------------------------   ---------   ---------   -------------
Balanced                      60.13%     60.10%    $  6,248,889
Common Stock                 100.00     100.00       50,237,793
Conservative Allocation*      19.53      19.44        1,254,666
Growth Leaders               100.00     100.00               --
High Yield Bond                0.81       0.81               --
International Equity          47.52     100.00        6,870,553
Small Company                 36.90      36.84      121,320,877

*    Name change. Formerly the Sentinel Capital Markets Income Fund prior to
     November 1, 2006.

     Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the
Funds voted proxies relating to portfolio securities during the most recent
12-month period ended June 30, 2006 are available without charge on-line at
www.sentinelfunds.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on
Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. (Call 1-800-SEC-0330 for more information.)

How to contact Sentinel

By telephone. Getting in touch with Sentinel Administrative Services, Inc.
("Sentinel") is as easy as making a telephone call, or going on the internet.

     You can contact Sentinel 24 hours a day by calling 1-800-282-FUND (3863).
During normal Eastern Time business hours you may choose to speak with an
Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

     The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

Over the internet. If you prefer, you may access Sentinel service and account information on the internet at www.sentinelfunds.com.

     You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

By mail. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:         Express Deliveries:
Sentinel Funds             Sentinel Funds
P.O. Box 1499              One National Life Drive
Montpelier, VT05601-1499   Montpelier, VT05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares. You may add shares to the same fund you own by sending a check payable to the Sentinel Funds directly to Sentinel.

To invest automatically. Sentinel offers a number of ways to invest automatically.

     To transfer money periodically from your checking or savings account into any Sentinel fund:

     .    Decide how much you would like to transfer. You may open an Automatic
          Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Conservative
          Allocation Fund Automatic Investment Plan minimums: $100. Special requirements apply to S Shares of Sentinel Short Maturity Government
          Fund. See the prospectus.)

     .    Decide the frequency of your investment.

     .    Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.

     .    You can also choose to have the amount of your Automatic Investment
          Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average. When you transfer the same dollar amount through the
Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high.
Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

     .    Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.

     .    Allow at least one month for your first transfer to be made.

To invest by telephone. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:

     .    Complete the Telephone Investment Service section of the Application.

     .    You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel.

To invest on the internet. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege. The Government Direct Deposit Privilege
enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct
Deposit Sign-Up Form to Sentinel for each type of payment to be deposited.
Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction).
Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel, with your employer's payroll department. Note that you may change amounts or cancel the
Plan only by written notification to your employer.

How to exchange shares among Sentinel Funds

To make a telephone exchange. Call Sentinel before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

     .    There is no charge for telephone exchanges. The minimum transaction is
          $1,000 unless exchanging to a fund you already own.

     .    No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.

     .    New assets must remain in an account for a minimum of 15 or 30 days before they can be exchanged to another fund. Refer to the Prospectus for short term trading restrictions.

     .    Accounts must be identically registered.

To exchange on the internet. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges. You may ask to have shares liquidated in one
Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes

Registration. Call Sentinel for instructions.

Address. Call Sentinel - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

The Reinstatement Privilege. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 90 days at no sales charge.

How to redeem shares

By telephone. Call Sentinel before the close of business on any day the New York
Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close

                                                                              97

of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

     .    Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

     .    For retirement accounts for which Sentinel is agent for the custodian,
          Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

By free check writing. Available on Class A shares of the Sentinel Government
Securities, Sentinel High Yield Bond, Sentinel Short Maturity Government and
Sentinel U.S. Treasury Money Market Funds only.

     .    The minimum amount per check is $500 ($250 for the U.S. Treasury Money
          Market Fund). Shares are redeemed to cover the amount of the check on the day the check is presented for payment.

     .    There is no maximum number of checks per month.

     .    Note that check writing is not available on retirement plan accounts.

Other services, features and information

Automatic reinvestment. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

Distributions. You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Investor Services.

Confirmations. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

     .    You will receive your Portfolio Statement quarterly.

     .    You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements. Average cost basis statements are available for certain types of accounts. Call Sentinel for information.

Calculating the value of your account. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Investor Services for your account balance information.

Tax deferred retirement plans. Sentinel as agent provides for the following types of accounts invested in the Sentinel Funds:

     .    Individual Retirement Accounts (IRAs)

     .    SIMPLE IRAs

     .    403(b)(7) Plans

     .    Roth IRAs

     .    Roth Conversion IRAs

     .    Coverdell ESA

     .    SEP IRAs

Get electronic delivery of Fund documents with e-Delivery.

Choosing e-Delivery will enable you to receive fund documents electronically via email - and help your fund group reduce the paper usage, printing and postage costs which contribute to overall fund expenses. You will also receive your
Sentinel documents earlier than you would by mail. You may choose electronic delivery only, traditional mail delivery only or any combination of the two with respect to Quarterly Portfolio Statements & Shareholder News; Prospectuses,
Annual & Semiannual Reports; and Fund Product & Educational Literature.

You will be notified by email when the items you've selected for e-Delivery are available on the Sentinel Web site. To enroll, log onto www.sentinelfunds.com, go to "Account Access," and follow the prompts. Or, call Sentinel at 1-800
282-3863.

Would you like to make a comment to your Fund group -or request more information about investing? Return the self-addressed Information & Comment Form.

Your financial advisor is your best source for information about investing, but we'll also be happy to send you more information on the products and services listed on the Information & Comment Form.

Would you like to send a confidential comment to the Sentinel Funds Chief
Compliance Officer?

Log onto www.sentinelfunds.com, choose "Contact Sentinel" from the About
Sentinel drop-down menu, and follow the prompts.

Board Approval of Investment Advisory Agreements

     Sentinel Group Funds, Inc. has entered into advisory agreements
(collectively "Advisory Agreements") with Sentinel Asset Management, Inc.
("Advisor") for each of its series funds (each a "Fund" and collectively,
"Funds"). The Advisory Agreements were last approved by the Board of Directors of Sentinel Group Funds, Inc. ("Board" or "Directors") on August 23, 2006.

     The renewal of the Advisory Agreements for an additional year was reviewed by the Directors who are not interested persons of any Fund as defined in the
Investment Company Act of 1940, as amended, ("Independent Directors") at a special meeting held on July 18, 2006, following which the Advisor furnished additional information at the request of the Independent Directors. The Board, including all of the Independent Directors, met on August 22-23, 2006 to further consider the Advisory Agreements.

     The Board's approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory-related services provided by the Advisor and its affiliates and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance of each Fund's Class A shares as compared to the
Class A shares of similar mutual funds not managed by the Advisor provided by
Morningstar Associates LLC; the nature, extent and quality of services rendered by the Advisor and its affiliates; revenue received by the Advisor from the
Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds; Fund advisory fees and Class A share expenses as compared to those of similar mutual funds not managed by the Advisor provided by Morningstar Associates LLC; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the Advisor's policies and practices regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor to other clients with similar objectives; the professional experience and qualifications of each Fund's portfolio manager and other senior personnel of the Advisor; the compliance record of the Advisor and affiliates under applicable laws and under its internal compliance program; and the terms of the
Advisory Agreements.

Advisor Personnel and Investment Process. Each quarter, the Directors discuss with senior management of the Advisor the strategies being used to achieve each
Fund's stated objectives. Among other things, the Board considers the size, education and experience of each Fund's portfolio management team. At their
August 23, 2006 meeting, the Board noted the change in December 2005 of the portfolio manager of the International Equity Fund, and that the Fund's new portfolio manager, Katherine Schapiro, was well qualified with 24 years experience as an investment professional. The Board also noted the change in
July 2006 of the portfolio manager for the Mid Cap Growth Fund, and that Paul
Kandel was well qualified with 18 years as an investment professional. The Board considered the change in August 2006 of portfolio managers for the Conservative
Allocation Fund (f/k/a Capital Markets Income Fund) upon the termination of the investment sub-advisory agreement with Evergreen Investment Management Company, which now include Daniel J. Manion, David M. Brownlee, Daniel E. Gass and Ms.
Schapiro.

     Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund's portfolio holdings. In preparation for their August meetings, the Governance
Committee and the Independent Directors requested and evaluated materials from the Advisor and its affiliates that included performance and expense information
(including advisory fees) for other similar mutual funds provided by Morningstar
Associates LLC, an independent third party provider. Prior to voting, the Board reviewed the Advisory Agreements with management and fund counsel, who is independent of the Advisor, and received a memorandum from such counsel discussing the legal standards for their consideration of advisory agreements.

Fund Performance. The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness. At the August meetings, the Board considered the Funds' 1-, 3- and 5-years net returns as of
March 31, 2006 as compared to peer group and category net return information provided by Morningstar Associates LLC and also reviewed each Fund's most recent quarterly performance.

     The Board noted that (1) each of the Balanced, Government Securities and
Short Maturity Government Funds ranked in the top half of its Morningstar peers with respect to the 1-, 3- and 5-

                                                                              99

year net returns, (2) the Common Stock fund ranked in the top half of its category with respect to 1-, 3- and 5-year net returns, (3) each of the Capital
Opportunity, High Yield Bond and Small Company Funds ranked in the top half of its peers and category with respect to its 5-year net returns, (4) the
Conservative Allocation Fund ranked in the top half of its Morningstar peers and category with respect to its 3-year net return, (5) the International Equity
Fund ranked in the top half of its Morningstar peers with respect to its 3- and
5-year net returns, (6) the Mid Cap Growth Fund showed comparatively less attractive performance results, except that it ranked in the top half of its
Morningstar peers with respect to its 5-year, risk-adjusted net returns and (7)
the U.S. Treasury Money Market Fund ranked in the bottom half of its Morningstar peers and category with respect to its 1-, 3- and 5-year net returns.

     After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of the applicable Funds and the Advisor supported the approval of the Advisory Agreements.

Advisory Fees and Expenses. The Board reviewed each Fund's expense ratios for the fiscal period ended November 30, 2005 (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted (1) the advisory fee for each Fund was subject to a breakpoint schedule, (2) each of the
Balanced, Capital Growth, Capital Opportunity, Common Stock, Conservative
Allocation, International Equity, and Small Company Funds ranked in the top half of (indicating lower expenses than) its Morningstar peers and category with respect to advisory fees and net expenses, (2) each of the Government Securities and Mid Cap Growth funds ranked in the top half (indicating lower fees than) its
Morningstar category with respect to advisory fees and net expense, (5) each of the Short Maturity Government and U.S. Treasury Money Market Funds ranked in the top half of (indicating lower fees than) its Morningstar peers with respect to its advisory fee, (6) the High Yield Bond Fund ranked in the top half of
(indicating lower fees than) its Morningstar peers with respect to its net expenses.

Profitability. The Board reviewed information prepared by the Advisor regarding the profitability of the Advisor of its advisory relationship with each Fund as well as the overall profitability to the Advisor and its affiliates. The
Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis. The Board reviewed the 2005 profitability of the Advisor and its affiliates in providing services to the Funds as compared to the profitability of several publicly held investment management companies provided by Keefe, Bruyette & Woods ("KBW"). The
Board noted that the profitability of the Advisor and its affiliates was not inconsistent with the KBW data.

Economies of Scale. The Board considered whether there had been economies of scale with respect to the management of the Funds, and whether the Funds had appropriately benefited from any available economies of scale. The Board noted
that all of the Funds were currently subject to an advisory fee breakpoint schedule. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the extent to which economies of scale were shared with the Funds supported the Advisory
Agreements.

Conclusion. The Board considered the Advisor to be an experienced asset management firm and considered the overall quality of services provided by the
Advisor to be excellent. It believed that the Advisor is financially sound and well managed. After several meetings of the Governance Committee and the Board, including a number of deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including a majority of the Independent Directors, approved the Advisory Agreements. For the
Common Stock Fund, the approval was subject to the continuance of a contractual arrangement under which the Advisor would waive fees and/or reimburse expenses so that the total annual fund operating expenses of the Class A shares of the
Common Stock Fund would be no more than 1.10% until December 19, 2007. The Board concluded that the advisory fee set forth in the Advisory Agreements was reasonable in relation to the services to be provided and that continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Directors

The following persons serve as Directors of Sentinel Group Funds, Inc. Their names and other information about the nine independent Directors are set forth below.

                                     Position and
                                       Length of                                                                  Public
Name, Address, Age                   Time Served*        Principal Occupation(s) During Past Five Years       Directorships
-------------------------------  --------------------  -------------------------------------------------  --------------------
John D. Feerick (70)             Director, since 1984  Fordham University School of Law - Professor of    Wyeth (a
140 West 62nd Street                                   Law since 1982; Dean, from 1982 to 2002; NYS       pharmaceutical
New York, New York 10023                               Commission on Judicial Elections, since 2003;      company) - Director, since
                                                       Special Master of Family Homelessness in NYC -     1987; Group Health
                                                       from 2003 to 2005; Judicial Referee on School      Incorporated - Director,
                                                       Funding - 2004                                     since 1999

Richard I. Johannesen, Jr. (72)  Director, since       Retired - Bond Market Research Department,         None
National Life Drive              1994; Audit,          Salomon Brothers Inc. - Vice President and
Montpelier, Vermont 05604        Compliance &          Manager
                                 Pricing Committee
                                 Chair, since 2004

Keniston P. Merrill (70)         Director, since       Retired - Formerly Advisor Chair and Chief         Mary Hitchcock
National Life Drive              1987; Chair, 1990-    Executive Officer                                  Memorial Hospital -
Montpelier, Vermont 05604        1997                                                                     Trustee, 1995 -
                                                                                                          2005; Dartmouth
                                                                                                          Hitchcock Alliance -
                                                                                                          Trustee, 1995 -
                                                                                                          2005

Deborah G. Miller (57)           Director, since 1995  Ascendent Systems (a voice and messaging systems   Libby Glass -
National Life Drive                                    company) - Chief Executive Officer, since 2005;    Director, since 2003;
Montpelier, Vermont 05604                              Enterprise Catalyst Group (a management            Wittenberg
                                                       consulting firm) - Chief Executive Officer, since  University -
                                                       2003; iCEO LLC (an employment agency) Chief        Director since 1998
                                                       Executive Officer 2000 to 2003

John Raisian, Ph.D. (57)         Director, since 1996  Hoover Institution at Stanford University -        None
Hoover Institution                                     Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA 94305-6010

*    Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds'
     bylaws, charters or by statute.

                                                                             101

Directors (Continued)

                                     Position and
                                      Length of                                                                  Public
Name, Address, Age                   Time Served*        Principal Occupation(s) During Past Five Years      Directorships
-------------------------------  --------------------  -------------------------------------------------  --------------------
Nancy L. Rose (48)               Director, since 2003  Massachusetts Institute of Technology - Professor  CRA International,
National Life Drive                                    of Economics, since 1985; National Bureau of       Inc. (a consulting
Montpelier, VT 05604                                   Economic Research - Director of Industrial         firm) - Director,
                                                       Organization Research Program, since 1990          since 2004

Richard H. Showalter (59)        Director, since       Dartmouth-Hitchcock Alliance and Mary Hitchcock    None
National Life Drive              2003; Lead            Memorial Hospital - Senior Vice President and
Montpelier, VT 05604             Independent           Chief Financial Officer, since 1985; Dartmouth-
                                 Director since 2005   Hitchcock Clinic - Senior Vice President and
                                                       Chief Financial Officer, since 1999;
                                                       Dartmouth-Hitchcock Medical Center - Treasurer,
                                                       since 1995

Susan M. Sterne (60)             Director, since 1990  Economic Analysis Associates, Inc. - President,    None
5 Glen Court                                           since 1979
Greenwich, CT 06830

Angela E. Vallot (50)            Director, since       Vallot Consultants - President, since 2004;        None
370 Riverside Drive              1996; Governance,     Colgate-Palmolive Company (a consumer products
Apt. 15E                         Contracts &           company) - Vice President - 2001 to 2003; Texaco,
New York, NY 10025               Nominating Chair,     Inc. (an integrated energy company) - Director of
                                 since 2004            Diversity, 1997 to 2001

*    Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds'
     bylaws, charters or by statute.

Officers

The names of and other information relating to the two Directors who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below.

                                     Position and
                                       Length of                                                                  Public
Name, Address, Age                   Time Served*        Principal Occupation(s) During Past Five Years       Directorships
-------------------------------  --------------------  -------------------------------------------------  --------------------
Thomas H. MacLeay (57)           Chair and Director,   National Life Holding Company (a mutual insurance  Sentinel
National Life Drive              since 2003; Chief     holding company) and National Life - Chairman of   Variable
Montpelier, VT 05604             Executive Officer     the Board, President and Chief Executive Officer,  Products Trust
                                 2003-2005             since 2002; President and Chief Operating          (6)
                                                       Officer, 1996 to 2001; Sentinel Variable Products
                                                       Trust - Chairman, since 2004; Chief Executive
                                                       Officer, 2004 to 2005

Christian W. Thwaites (49)       President, Chief      Advisor - President & Chief Executive Officer,     None
National Life Drive              Executive Officer     since 2005; National Life - Executive Vice
Montpelier, VT 05604             and Director, since   President, since 2005; Sentinel Variable Products
                                 2005                  Trust - President and Chief Executive Officer,
                                                       since 2005; Sentinel Financial Services Company
                                                       ("SFSC") - Chief Executive Officer since 2005,
                                                       President 2005 to 2006; Sentinel Administrative
                                                       Services, Inc. ("SASI") - President & Chief
                                                       Executive Officer since 2005; Sentinel Advisors
                                                       Company ("SAC") and Sentinel Administrative
                                                       Services Company ("SASC") - President & Chief
                                                       Executive Officer 2005 to 2006; Skandia Global
                                                       Funds - Chief Executive Officer, 1996 to 2004

Thomas P. Malone (50)            Vice President and    SASI - Vice President, since 2006; Sentinel        N/A
National Life Drive              Treasurer, since      Variable Products Trust - Vice President and
Montpelier, VT 05604             1997                  Treasurer, since 2000; SASC - Vice President 1998
                                                       to 2006

John K. Landy (47)               Vice President,       SASI - Senior Vice President, since 2006; Vice     N/A
National Life Drive              since 2002            President, 1997 to 2004; Sentinel Variable
Montpelier, Vermont 05604                              Products Trust - Vice President, since 2004; SASC
                                                       - Senior Vice President 2004 to 2006

Scott G. Wheeler (41)            Assistant Vice        SASI - Assistant Vice President, since 2006;       N/A
National Life Drive              President and         Sentinel Variable Products Trust - Assistant Vice
Montpelier, Vermont 05604        Assistant Treasurer,  President and Assistant Treasurer, since 2004;
                                 since 1998            SASC - Assistant Vice President 1998 to 2006

*    Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds'
     bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

                                                                             103

Officers (Continued)

                                     Position and
                                      Length of                                                                   Public
Name, Address, Age                   Time Served*        Principal Occupation(s) During Past Five Years       Directorships
-------------------------------  --------------------  -------------------------------------------------  --------------------

Kerry A. Jung (33)               Secretary, since      National Life - Senior Counsel, since 2005;        N/A
National Life Drive                          2005      Sentinel Variable Products Trust - Secretary,
Montpelier, VT 05604                                   since 2005; ESI; Advisor; SFSC - Counsel, since
                                                       2005; SASI - Counsel, since 2006; SASC - Counsel,
                                                       2005 to 2006; Strong Financial Corporation -
                                                       Managing Counsel, 2004-2005; Associate Counsel,
                                                       2000 to 2004

D. Russell Morgan (51)           Chief Compliance      Advisor; National Variable Annuity Account II;     N/A
National Life Drive              Officer, since 2004;  National Variable Life Insurance Account - Chief
Montpelier, Vermont 05604        Secretary, 1988-      Compliance Officer, since 2004; Sentinel Variable
                                 2005                  Products Trust - Chief Compliance Officer, since
                                                       2004; Secretary, 2000 - 2005; National Life -
                                                       Assistant General Counsel, 2001 to 2005; Senior
                                                       Counsel, 2000 to 2001; ESI - Counsel, 1986 to
                                                       2005; Advisor, SFSC, SASC - Counsel, 1993 to 2005

The statement of additional information contains additional information about
Fund directors and officers and is available without charge upon request, by calling (800) 233-4332.

Investment Adviser
Sentinel Asset Management, Inc.

Principal Underwriter
Sentinel Financial Services Company

Counsel
Sidley Austin LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
State Street Bank & Trust Company -
Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator
Sentinel Administrative Services, Inc.

*    Each Director serves until his or her successor is elected and qualified, until the March meeting of the Board after the Director attains age 72, or until his or her death, resignation, or removal as provided in the Funds'
     bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

[Sentinel Funds logo]
Independent thinking since 1934

Sentinel Balanced Fund
Sentinel Capital Growth Fund
Sentinel Capital Opportunity
Fund Sentinel Common Stock Fund
Sentinel Conservative Allocation Fund
Sentinel Government Securities Fund
Sentinel Growth Leaders Fund
Sentinel High Yield Bond Fund
Sentinel International Equity Fund
Sentinel Mid Cap Growth Fund
Sentinel Short Maturity Government Fund
Sentinel Small Company Fund
Sentinel U.S. Treasury Money Market Fund

Distributed by

Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

SF0104(1206)                                                      Cat. No. 43602

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2006, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2006 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended November 30, 2006 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e)Not applicable.

(f)A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2005     $317,600

2006     $361,458

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant $13,115 in the fiscal year ended November 30, 2006 for the review of the Registrant’s registration statement on Form N-14 relating to fund merger transactions. PricewaterhouseCoopers billed the Registrant $15,000 in the fiscal year ended November 30, 2005 for the review of the Registrant’s registration statement on Form N-14 relating to fund merger transactions.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2005     $55,250

2006     $60,540

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 report, in the last two fiscal years as follows:

2005     $68,000

2006     $71,370

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2006, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief Executive Officer

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief Executive Officer

By:	/s/ Thomas P. Malone
Thomas P. Malone,
Vice President & Treasurer

Date: January 29, 2007